UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

BEL FUSE INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

OF

BEL FUSE INC.

TO BE HELD TUESDAY, MAY 26, 2026

To our Shareholders:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Bel Fuse Inc. (“Bel” or the “Company”) will be held on Tuesday, May 26, 2026, at 11:00 a.m. Eastern Time. Our Board of Directors has determined to hold the Annual Meeting online in a virtual meeting format by remote communication, via live audio webcast. The virtual webcast meeting will afford shareholders the same rights and access as if the meeting were held in person, including the ability to vote shares electronically during the meeting. Shareholders who wish to attend the virtual meeting may register at https://www.cstproxy.com/belfuse/2026 using the control number provided on your Notice of Internet Availability of Proxy Materials.

The Annual Meeting will be held for the following purposes:

1.	To elect two directors for three-year terms as described in the proxy statement.

2.	To ratify the designation of Deloitte & Touche LLP as Bel’s independent registered public accounting firm for 2026.

3.	To approve, on an advisory basis, the executive compensation of the Company’s Named Executive Officers as described in the proxy statement.

4.	To approve the Bel Fuse Inc. 2026 Equity Compensation Plan.

5.	To vote on a shareholder proposal described in the accompanying proxy statement, if properly presented at the Annual Meeting.

6.	To consider and act upon other matters which may properly come before the meeting and/or any adjournment(s) or postponement(s) thereof.

If you are a Class A shareholder of record, you can vote by following the instructions in your Notice of Internet Availability of Proxy Materials (“E-Proxy Notice” or the “Notice”). If your Class A shares are held in “street name,” that is, your shares are held in the name of a bank, broker or other agent, you will receive instructions from the bank, broker or other agent, as your record holder, that must be followed for them to vote your shares.

The E-Proxy Notice, which contains instructions on how to access the notice of annual meeting, proxy statement and annual report on the Internet and, for Class A shareholders of record, how to execute your proxy and vote your shares, is first being mailed to holders of our common stock on or about April 10, 2026.  This notice also contains instructions on how to request a paper copy of the proxy materials.

The Board of Directors has fixed the close of business on March 31, 2026 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting. As described in the accompanying proxy materials, holders of record of our Class A Common Stock as of the close of business on March 31, 2026 will be able to vote and ask questions during the Annual Meeting.

We thank you for your interest in our Company and look forward to your participation at our Annual Meeting.

By Order of the Board of Directors

LYNN HUTKIN, Secretary

West Orange, New Jersey

April 10, 2026

__________________

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE BY INTERNET, TELEPHONE OR MAIL AS PROMPTLY AS POSSIBLE.  IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE AT THE MEETING.

THIS NOTICE AND THE ACCOMPANYING PROXY STATEMENT ARE FURNISHED TO THE HOLDERS OF THE COMPANY’S CLASS B COMMON STOCK, PAR VALUE $0.10 PER SHARE, FOR INFORMATIONAL PURPOSES.  HOLDERS OF CLASS B COMMON STOCK ARE NOT ENTITLED TO VOTE AT THE ANNUAL MEETING IN ACCORDANCE WITH THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED.

Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on May 26, 2026:

Our proxy materials including our Notice of Internet Availability of Proxy Materials, Proxy Statement for the 2026 Annual Meeting, our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and proxy card are available on the Internet at https://www.cstproxy.com/belfuse/2026

BEL FUSE INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 26, 2026

This proxy statement is being furnished to the holders of the Class A Common Stock, par value $0.10 per share (the “Class A Common Stock”), of Bel Fuse Inc. (“Bel” or the “Company”), a New Jersey corporation with its principal executive offices at 300 Executive Drive, Suite 300, West Orange, New Jersey 07052, in connection with the solicitation by the Board of Directors of Bel of proxies to be used at Bel’s 2026 Annual Meeting of Shareholders (the “Annual Meeting”), including at any adjournment(s) or postponement(s) thereof.  The Annual Meeting will be held on Tuesday, May 26, 2026 at 11:00 a.m. Eastern Time.

The Board of Directors has opted, as with the 2025 Annual Meeting of Shareholders, to conduct a virtual-only Annual Meeting which will be held online by remote communication. The Board believes that the virtual format provides greater access for shareholders to participate in the Annual Meeting as compared to an in-person meeting held in one geographic location. The virtual meeting format enables consistent opportunities for all shareholders, regardless of their geographic location, to attend the Annual Meeting, thereby facilitating the potential for greater shareholder attendance and engagement. The virtual webcast meeting will afford shareholders the same rights and access as if the meeting were held in person, including the ability to vote Class A shares electronically during the meeting.

You may register for the virtual meeting by visiting https://www.cstproxy.com/belfuse/2026 using the control number provided on your Notice of Internet Availability of Proxy Materials (“E-Proxy Notice” or “Notice”). The E-Proxy Notice is first being sent to shareholders on or about April 10, 2026.

The Board of Directors has fixed the close of business on March 31, 2026 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting. As described in the proxy materials, holders of record of our Class A Common Stock, as of the close of business on March 31, 2026 will be able to vote and ask questions during the Annual Meeting. If you are a Class A shareholder of record, you can vote by following the instructions in your E-Proxy Notice. If your shares of Class A Common Stock are held in “street name,” that is, your shares are held in the name of a bank, broker or other agent, you may participate in the Annual Meeting by following the instructions further below.

This proxy statement is also furnished to the holders of Bel’s Class B Common Stock, par value $0.10 per share (the “Class B Common Stock”), for informational purposes. Holders of Class B Common Stock are not entitled to vote at the Annual Meeting in accordance with Bel’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”). As a result, pursuant to the E-Proxy Notice which is first being sent to shareholders on or about April 10, 2026 as described above, we are furnishing this proxy statement to shareholders and, as to holders of the Class A Common Stock, the form of proxy. As used in the remainder of this proxy statement, unless otherwise indicated, the term “shareholders” shall refer to the holders of Bel’s Class A Common Stock.

INTERNET AVAILABILITY OF PROXY MATERIALS

We are furnishing proxy materials to shareholders over the Internet. As a result, beginning on or about April 10, 2026, we sent by mail or e-mail a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including our Proxy Statement and Annual Report on Form 10-K, over the Internet and how to vote your shares of Class A Common Stock. Internet availability of our proxy materials is designed to expedite receipt by shareholders and lower the cost and environmental impact of our Annual Meeting.  However, if you received such a notice and would prefer to receive paper copies of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

If you received your proxy materials via e-mail, the e-mail contains voting instructions, including a control number required to vote your shares of Class A Common Stock, and links to the Proxy Statement and the Annual Report on Form 10-K on the Internet. If you received your proxy materials by mail, the Notice of Annual Meeting, Proxy Statement, Annual Report on Form 10-K, and, as to holders of Class A Common Stock, the proxy card, are enclosed.

If you hold our Class A Common Stock through more than one account, you may receive multiple copies of these proxy materials and will have to follow the instructions for each in order to vote all of your shares of Class A Common Stock.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Shareholders to be held on May 26, 2026:

Our proxy materials including our Notice of Internet Availability of Proxy Materials, Proxy Statement for the 2026 Annual Meeting, our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and proxy card are available on the Internet at https://www.cstproxy.com/belfuse/2026.

About the Annual Meeting

Q:     What matters will be voted on at the Annual Meeting?

A:     You will be asked to vote on the following proposals:

1.	The election of two directors for three-year terms as described in the proxy statement.

2.	The ratification of the designation of Deloitte & Touche LLP as Bel’s independent registered public accounting firm for 2026.

3.	Approval, on an advisory basis, of the executive compensation of the Company’s Named Executive Officers as described in the proxy statement.

4.	Approval of the Bel Fuse Inc. 2026 Equity Compensation Plan.

5.	Consideration of a shareholder proposal described in the accompanying proxy statement, if properly presented at the Annual Meeting.

6.	Action on any other business as may properly come before the meeting and/or any adjournment(s) or postponement(s) thereof.

Q:     How are the proxy materials being delivered?

A:     The Notice of 2026 Annual Meeting of Shareholders, this Proxy Statement, the Company’s 2025 Annual Report on Form 10-K and the proxy card (or voting instruction form) are referred to as our “proxy materials.”  We are furnishing our proxy materials to certain shareholders over the Internet. Most shareholders are receiving by mail an E-Proxy Notice, which provides general information about the Annual Meeting; the matters to be voted on at the Annual Meeting; the website where our proxy statement and annual report are available for review, downloading and printing; and for our Class A shareholders, instructions on how to submit proxy votes.

To request paper copies of, or an e-mail with links to the electronic versions of, the proxy materials for the Annual Meeting or future annual meetings, please contact us on or before May 15, 2026 to facilitate a timely delivery in one of the following manners:

1.	Internet - Go to https://www.cstproxy.com/belfuse/2026. Follow the instructions to log in and request paper or e-mail copies.

2.	Telephone - Call Continental Stock Transfer’s toll-free number, 1-888-266-6791, using a touch-tone telephone. Follow the instructions to log in and request paper or e-mail copies.

3.

E-mail - Send an e-mail to proxy@continentalstock.com with “Bel Fuse Inc. material request” in the subject line. The e-mail must include:

(a) The 12-digit control number located in the box in the upper right-hand corner on the front of the E-Proxy Notice.

(b) Your preference to receive printed materials via mail or to receive an e-mail with links to the electronic materials.

(c) If you choose e-mail delivery, you must include an e-mail address.

(d) If you would like this election to apply to the delivery of materials for all future meetings, write the word “Permanent” and include the last four digits of your social security number or tax ID number in the e-mail.

Q:    How can I attend the Annual Meeting?

A:    To participate in the Annual Meeting by voting and/or asking questions, record and beneficial owners of our Class A Common Stock should visit https://www.cstproxy.com/belfuse/2026. Shareholders of record can enter the 12-digit control number included on your E-Proxy Notice (or on your proxy card, if you requested delivery of paper materials). If you do not have your control number, you may contact Continental Stock Transfer at 917-262-2373 or by e-mail at proxy@continentalstock.com.  Beneficial owners who hold shares through a bank, broker or other intermediary, will need to contact their bank, broker or other agent to obtain a legal proxy. You may also contact Continental Stock Transfer at least 72 hours in advance of the Annual Meeting for assistance in obtaining a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer at the above-noted phone number or e-mail address to have a control number generated.  Interested persons may also access the Annual Meeting (listen-only) by dialing +1 800-450-7155 (toll-free) within the United States and Canada or by dialing +1 857-999-9155 (standard rates apply) outside the United States and Canada.  The passcode for telephone access is 1064693#.

For Class A shareholders logging into the website, you may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting; if you wish to submit a question, you may do so during the meeting by logging into the meeting website, typing your question into the chat box field, and clicking “Submit.”

If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 917-262-2373. Technical support will be available beginning at 9:00 a.m. Eastern Time on May 26, 2026, and will remain available until the meeting has ended.

For purposes of this proxy statement, presence in person at the Annual Meeting will mean participation in the Annual Meeting virtually by remote communications.

Q:     What is the record date for the Annual Meeting, and who is entitled to vote at the Annual Meeting?

A:     The Board of Directors has fixed the close of business on March 31, 2026 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting. As described in the proxy materials, holders of record of our Class A Common Stock as of the close of business on March 31, 2026 will be able to vote and ask questions during the Annual Meeting. If you are a Class A shareholder of record, you can vote by following the instructions in your E-Proxy Notice.

This proxy statement is also furnished to the holders of Bel’s Class B Common Stock for informational purposes. Holders of Class B Common Stock are not entitled to vote at the Annual Meeting in accordance with Bel’s Certificate of Incorporation.

See also the Q&A captioned “What constitutes a quorum for purposes of the Annual Meeting, what vote is required to approve each proposal, how are votes counted, what are broker non-votes, and what shares are entitled to vote?”, below.

Q:     How do I vote my shares?

A:     If you are a Class A shareholder of record, you can vote by:

●

Internet - If you wish to vote using the Internet, you can access the webpage at https://www.cstproxy.com/belfuse/2026 and follow the on-screen instructions or scan the QR code on your E-Proxy Notice with your smartphone. Please have your E-Proxy Notice or proxy card available when you access the webpage. If you vote on the Internet before the Annual Meeting, you do not need to return your proxy card or voting instruction card. Internet voting for shareholders will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 25, 2026.

●

Mail - The E-Proxy Notice provides instructions on how you can request a paper copy of the proxy materials. If you have received a paper proxy card and wish to vote by mail, please sign your name exactly as it appears on your proxy card, date and mail your proxy card in the enclosed envelope. The envelope requires no additional postage if mailed in the United States. Please mail in time to be received by May 25, 2026 at 5:00 pm Eastern Time.

●

At the Virtual Meeting - You may attend the Annual Meeting virtually and once logged in, you will be able to vote online during the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor from the holder of record to be able to attend and vote at the meeting, as described below. If you submit a proxy and then wish to change or vote at the virtual meeting, you will need to revoke the proxy that you have submitted, as described below.

For Class A shareholders logging into the website, you may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting; if you wish to submit a question, you may do so during the meeting by logging into the meeting website, typing your question into the chat box field, and clicking “Submit.”

If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 917-262-2373. Technical support will be available beginning at 9:00 a.m. Eastern Time on May 26, 2026, and will remain available until the meeting has ended.

For purposes of this proxy statement, presence in person at the Annual Meeting will mean participation in the Annual Meeting virtually by remote communications.

Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. Bel will report the final results in a Current Report on Form 8-K that it will file with the U.S. Securities and Exchange Commission (the “SEC”) after the Annual Meeting.

Q:     How do I vote my shares if they are registered in the name of my broker (or “street name”)?

A:     If your Class A shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” You should have received proxy materials and voting instructions from your broker, bank or other agent rather than directly from us. You should follow the instructions provided by that organization to ensure that your vote is counted.

If you wish to vote at the Annual Meeting, you must first obtain a valid, legal proxy from your broker, bank or other agent.  You may also contact Continental Stock Transfer at least 72 hours in advance of the Annual Meeting for assistance in obtaining a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer at 917-262-2373 or by e-mail at proxy@continentalstock.com to have a control number generated.

Q:     Can I change my vote after I return my proxy card?  What if I return my signed proxy card but do not provide instructions on how to vote?

A:     Any proxy given pursuant to this solicitation may be revoked by the person submitting such proxy at any time before its use by (1) delivering a written notice of revocation addressed to Bel Fuse Inc., Attn: Secretary, 300 Executive Drive, Suite 300, West Orange, New Jersey 07052, (2) voting again by Internet, (3) completing and returning a proxy card bearing a later date or (4) voting during the Annual Meeting. If a proxy is signed but no specification is given, the shares will be voted “FOR” the Board’s nominees to the Board of Directors, “FOR” the ratification of the designation of Deloitte & Touche LLP as Bel’s independent registered public accounting firm for 2026, “FOR” the approval, on an advisory basis, of the executive compensation of the Company’s Named Executive Officers, “FOR” the 2026 Equity Compensation Plan and “AGAINST” the shareholder proposal referenced in Proposal 5 in this proxy statement. With respect to any other matters that properly come before our Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in accordance with the discretion of the holders of the proxy.

Q:     Who will bear the costs of soliciting proxies?

A:     The entire cost of soliciting these proxies will be borne by Bel. Solicitation of proxies may be made via the Internet, by telephone, by mail or by personal communication by officers, directors and regular employees of the Company. Bel may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock held of record by such persons and may reimburse them for their expenses in so doing.

Q:     How does the Board recommend that I vote my shares?

A:     The Board of Directors recommends that you vote “FOR” the Board’s nominees, “FOR” the ratification of the designation of Deloitte & Touche LLP as Bel’s independent registered public accounting firm for 2026, “FOR” the approval, on an advisory basis, of the executive compensation of the Company’s Named Executive Officers, “FOR” the 2026 Equity Compensation Plan and “AGAINST” the shareholder proposal referenced in Proposal 5 in this proxy statement. With respect to any other matters that properly come before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. As of the date of this proxy statement, the Board of Directors had no knowledge of any business other than the proposals described in this proxy statement that would be presented for consideration at the Annual Meeting.

Q:   What constitutes a quorum for purposes of the Annual Meeting, what vote is required to approve each proposal, how are votes counted, what are broker non-votes, and what shares are entitled to vote?

A:    The presence via participation in the virtual webcast meeting or by proxy of holders of a majority of the outstanding shares of the Company’s Class A Common Stock will constitute a quorum for the transaction of business at the Company’s Annual Meeting.

Assuming that a quorum is present, the election of directors (Proposal 1) will be determined by plurality of the votes cast by holders of shares of Class A Common Stock (which means that the nominees who receive the highest number of votes are elected, regardless of whether they receive a majority). You may vote either FOR the respective nominees or WITHHOLD your vote from the respective nominees. Banks, brokers or other nominees do not have discretionary authority to vote on this matter. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on Proposal 1. Holders of Class A Common Stock are not entitled to cumulative voting in the election of directors. Please see the further discussion in this Q&A below regarding broker non-votes.

Approval of Proposal 2 (ratification of the designation of Deloitte & Touche LLP as Bel’s independent registered public accounting firm for 2026) will require the affirmative vote of a majority of the votes cast with respect to such proposal. Proposal 2 is generally considered to be a “routine” matter, which means that banks, brokers or other nominees will have discretionary authority to vote on this matter. Accordingly, no broker non-votes are expected to occur on Proposal 2. We are not required to obtain the approval of our shareholders to select our independent registered public accounting firm. However, if our shareholders do not ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026, the Audit Committee of our Board of Directors values the opinion of our shareholders and will reconsider its appointment, taking the results of this vote into consideration.

Approval of each of Proposal 3, Proposal 4 and, if properly presented at the Annual Meeting, Proposal 5 requires the affirmative vote of a majority of the votes cast with respect to the proposal. Proposal 3 and Proposal 5 are advisory in nature and not binding on the Board or its committees. Proposal 5 is required to be voted upon at the Annual Meeting only if properly presented at the Annual Meeting, and such proposal will not be acted upon at the Annual Meeting if it is not properly presented. Each of Proposal 3, Proposal 4 and Proposal 5 is not considered to be a “routine” matter, which means that banks, brokers or other nominees do not have discretionary authority to vote on each of those matters. Accordingly, broker non-votes will occur on those proposals.

A majority of the votes cast means that the number of shares voted “for” a proposal must exceed the number of votes cast “against” the proposal. For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those cast “for” or “against” will be included. Abstentions and broker non-votes will be counted only for the purpose of determining whether a quorum is present at the Annual Meeting. As a result, abstentions and broker non-votes, if any, on Proposals 2, 3, 4 and 5, will not affect the outcome of the votes on these proposals.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal and generally occur because the broker (1) does not receive voting instructions from the beneficial owner and (2) lacks discretionary authority to vote the shares. Brokers and other nominees have discretionary authority to vote on Proposal 2, the ratification of our independent registered public accounting firm, for beneficial owners who have not provided voting instructions. However, without voting instructions from the beneficial owners, brokers cannot vote on “non-routine” proposals, including all of the proposals other than Proposal 2.

Holders of record of the Class A Common Stock at the close of business on March 31, 2026 (the record date fixed by the Board of Directors) will be entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were 2,115,263 shares of Class A Common Stock outstanding. Shares of Class A Common Stock carry one vote per share, while shares of Class B Common Stock have no voting rights.

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information with respect to the beneficial owners of more than five percent (5%) of our voting securities known by the Company.

The Company’s management is not aware of any individual or entity that owned of record or beneficially more than 5% of the Class A Common Stock as of the record date other than Daniel Bernstein, Brown Advisory Inc. and GAMCO. Daniel Bernstein is Chairman of the Board of Directors of the Company. The business address for Daniel Bernstein is 300 Executive Drive, Suite 300, West Orange, New Jersey 07052. The table below provides information regarding the beneficial ownership of Class A Common Stock by Brown Advisory Inc. and GAMCO. For information regarding the number of shares of our common stock beneficially owned by Daniel Bernstein, see “Election of Directors - Beneficial Ownership of the Company’s Stock”.

For purposes of the following table, beneficial ownership is determined in accordance with the applicable SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted in the footnotes to the table, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of the Company’s common stock shown as beneficially owned by that person or entity.

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership (Number of Shares)	Percent of Class
Class A Common Stock	Brown Advisory Inc. 901 South Bond Street Suite #400 Baltimore, MD 21231	144,475(1)	6.8%
Class A Common Stock	GAMCO Investors, Inc. et al. One Corporate Center Rye, NY 10580-1435	123,600(2)	5.8%

1.

Pursuant to a Schedule 13G filed by Brown Advisory Incorporated (a parent holding company), Brown Investment Advisory & Trust Company (a bank) and Brown Advisory LLC (a registered investment adviser) with the SEC on April 23, 2024, which reflects the CUSIP of the Class B Common Stock but which the Company understands to be reporting such entities’ beneficial ownership in the Class A Common Stock, Brown Advisory Incorporated is the beneficial owner of the shares listed above as the result of acting as investment advisor to its clients, who have the right to direct the receipt of dividends, to receive dividends from such shares and to receive the proceeds from the sale of such shares. According to such filing, Brown Advisory Incorporated has the sole power to vote or to direct the vote of 143,939 shares and has shared power to dispose or to direct the disposition of 144,475 shares.

2.

Pursuant to Amendment No. 59 to Schedule 13D filed by GAMCO Investors, Inc. et al with the SEC on January 28, 2026, Gabelli Funds LLC,  GAMCO Asset Management Inc. and MJG Associates, Inc. collectively beneficially own 123,600 shares of Class A Common Stock. The filing discloses the beneficial ownership as follows: Gabelli Funds, LLC: 63,800 shares, GAMCO Asset Management Inc.: 59,200 shares and MJG Associates, Inc. 600 shares. According to such filing, each such entity has the sole power to vote or direct the vote and sole power to dispose or to direct the disposition of the securities reported for it, either for its own benefit or for the benefit of its investment clients or its partners, as the case may be, subject to certain exceptions.

Proposal 1

ELECTION OF DIRECTORS

Our Nominees and Continuing Directors

Under our Amended and Restated Certificate of Incorporation, the Board is divided into three classes with approximately one-third of the directors standing for election each year. The directors hold office for staggered terms of three years (and until their successors are elected and qualified, or until their earlier death, resignation, or removal). One of the three classes is elected each year to succeed the directors whose terms are expiring.

As of the date of this proxy statement, the Board currently consists of nine directors.

Our Board and the Nominating and ESG Committee believe that each of our nominees brings a strong and diverse set of skills, experiences and perspectives that, when combined with the other continuing directors, creates a high-performing Board that is aligned with our business strategy and contributes to the effective oversight of Bel Fuse. The ages, principal occupations and other information about our nominees and continuing directors are shown below.

The Board of Directors, upon the recommendation of the Nominating and ESG Committee, has nominated Rita Smith and Jacqueline Brito for election as directors at the Annual Meeting, each for a term of office expiring in 2029. Each of the Board’s nominees has consented to be named in this proxy statement and to serve as a director if elected.

The two nominees contribute significantly to our Board, including as follows:

●

Dr. Rita Smith is currently a Partner at C-Suite Healthcare Advisors (June 2018 – present), specializing in healthcare consulting with expertise in strategic resource planning, budgeting, information management systems, case management, and compliance. She previously served as Vice President, Interim Projects at RWJ Barnabas Health (May – August 2022), leading key operational initiatives. Earlier, Dr. Smith held the role of Senior Vice President of Patient Care Services and Chief Nursing Officer at RWJ Barnabas Health – Jersey City Medical Center (December 2004 – June 2019), providing strategic leadership and overseeing patient care operations to advance clinical excellence.

●

Jacqueline Brito is the CEO and Founder of HR Asset Partners LLC, a Florida-based human capital risk prevention consulting firm providing advisory and coaching services (2019 – present). She is also a Graduate Business Instructor at Rollins College (2014 – present). Previously, Ms. Brito held several leadership roles at the Crummer Graduate School of Business, including Assistant Dean of Admission and Marketing (2010 – 2019), MBA and Career Development Center Director (2007 – 2010), and Director of Admission (2004 – 2007). Earlier in her career, she served as a Human Resource Internal Consultant/Business Partner at Orlando Sentinel Communications – a Chicago Tribune Company (1998 – 2004).

Vote Required

The election of directors will be determined by plurality of the votes cast by holders of shares of Class A Common Stock  (which means that the nominees who receive the highest number of votes are elected, regardless of whether they receive a majority). Abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal.

The Board of Directors recommends a vote “FOR” each of the nominees for director.

The Board has no reason to believe that its director nominees will be unable or unwilling to serve if elected. If a director nominee becomes unable or unwilling to accept nomination or election, either the number of the Company’s directors will be reduced or the persons acting under the proxy will vote for the election of a substitute nominee that the Board recommends.

The following sets forth information as of April 1, 2026 concerning the nominees for election to the Board of Directors and comparable information with respect to those directors whose terms of office will continue beyond the date of the Annual Meeting; unless otherwise indicated, business and professional positions have been held for more than five years.

NOMINEES FOR DIRECTORS WHOSE TERM TO EXPIRE AT THE 2029 ANNUAL MEETING

Name	Age	Director Since	Business Experience and Qualifications
Rita V. Smith Committees: ● Audit ● Nominating and ESG	75	2020

Business Experience:

●         Partner at C-Suite Healthcare Advisors (health care, consulting, including strategic resource planning and budgeting, information management systems, case management, and reporting and compliance) (June 2018 to present);

●         Vice President Interim Projects at Robert Wood Johnson Barnabas Health (May 2022 – August 2022);

●         Senior Vice President of Patient Care Services and Chief Nursing Officer at Robert Wood Johnson Barnabas Health - Jersey City Medical Center (December 2004 – June 2019)

Qualifications:

Dr. Smith’s experience in strategic resource planning and budgeting, information management systems, case management, and reporting and compliance, together with her experience at Robert Wood Johnson Barnabas Health - Jersey City Medical Center where she had responsibility for a staff of 1,500 people and an operating budget of $150 million, led the Board to conclude that Dr. Smith should serve as a director of the Company. This conclusion is supported by her educational background; Dr. Smith holds a Doctor of Nursing Practice from Rutgers University, a Master’s in Public Administration-Health Care Policy from New York University and a Bachelor’s Degree in Nursing from Kean University.

Name	Age	Director Since	Business Experience and Qualifications
Jacqueline Brito Committees: ● Nominating and ESG (Chair) ● Compensation	62	October 2021

Business Experience:

●         CEO of HR Asset Partners LLC (a Florida-based human capital risk prevention consulting firm, including executive advisory and coaching services), founded by Ms. Brito (2019 to present);

●         Graduate Business Instructor at Rollins College (2014 to present);

●        Previously held positions at the Crummer Graduate School of Business including Assistant Dean of Admission and Marketing (2010 to 2019), MBA and Career Development Center Director (2007 to 2010), Director of Admission (2004 to 2007);

●         Human Resource Internal Consultant/Business Partner at Orlando Sentinel Communications – a Chicago Tribune Company (1998 to 2004).

Qualifications:

Ms. Brito’s extensive background in diverse fields and disciplines including organizational culture, human capital planning, and executive and transformational leadership coaching (including as the founder and CEO of HR Asset Partners, a leadership strategy firm offering executive advisory services, and her prior service as the assistant dean of admission at Rollins College’s Crummer Graduate School of Business for nearly a decade where she provided executive, leadership and transformational coaching for graduate students, alumni and employees), together with Ms. Brito’s depth of expertise and insight having built a successful career in leadership development, succession planning and positive employee relations, led the Board to conclude that Ms. Brito should serve as a director of the Company.

CONTINUING DIRECTORS FOR A TERM TO EXPIRE AT THE 2028 ANNUAL MEETING

Name	Age	Director Since	Business Experience and Qualifications
Daniel Bernstein Committees: ● Executive	72	1986

Business Experience:

●         Non-Executive Chairman of the Board (May 2025 to present)

●         President (June 1992 to May 2025) and Chief Executive Officer (May 2001 to May 2025) of the Company.

●         Vice President (1985-1992) and Treasurer (1986-1992) of the Company.

Qualifications:

Mr. Bernstein’s knowledge of Bel and its operations, gained over his 47 years of service to the Company, and the leadership he has demonstrated as President (since June 1992), Chief Executive Officer (since May 2001) and through his prior positions with the Company as Vice President of Operations and Director of Sales for the Fuse Division, coupled with his achievement of an MBA degree from Baruch College, led the Board to conclude that Mr. Bernstein should serve as a director of the Company.

Name	Age	Director Since	Business Experience and Qualifications
Peter Gilbert Committees: ● Audit ● Compensation	78	1987

Business Experience:

●         Retired; Former President and Chief Executive Officer of Gilbert Manufacturing Co., Inc. (a manufacturer of electrical components).

Qualifications:

Mr. Gilbert’s experience in the Company’s industry, as president and chief executive officer and a director of his own electrical components manufacturing business, his knowledge of Bel gained through his service as a director of the Company since 1987, his experience gained by serving as a director on various other boards, and his achievement of an MBA degree from Columbia University led the Board to conclude that Mr. Gilbert should serve as a director of the Company.

Name	Age	Director Since	Business Experience and Qualifications
Vincent Vellucci Committees: ● Executive ● Nominating and ESG	76	2016

Business Experience:

●         Retired; formerly held various positions at Arrow Electronics, Inc. (a $33 billion global distributor of electrical components) for over 45 years, through January 2014, including President of Arrow’s Global Specialty Businesses Division (January 2013 to January 2014) and President of Arrow’s Americas Components Division (March 2010 through January 2013).

Qualifications:

Mr. Vellucci has over 45 years of experience at Arrow Electronics, most recently serving as President of Arrow’s Global Specialty Businesses and prior to that position, as President of Americas Components where he was responsible for restructuring the Americas Electronics Components Division.  Prior to these positions, he served as Senior Vice President, Sales and he also held leadership positions in the emerging customer business unit, the military-aerospace business unit and in semiconductor marketing.  Over the span of his career he has been instrumental in various business transformation initiatives including mergers and acquisitions and strategic market analysis.  Mr. Vellucci has an educational background in marketing and attended the General Manager Program for Executives at the Harvard Business School.  These qualifications led the Board to conclude that Mr. Vellucci should serve as a director of the Company.

Name	Age	Director Since	Business Experience and Qualifications
Farouq Tuweiq Committees: ● Executive	43	2025

Business Experience:

●         President and Chief Executive Officer of the Company (May 2025 to present).

●         Chief Financial Officer (February 2021 to May 2025) and Principal Financial Officer and Treasurer (July 2021 to May 2025) of the Company.

●         Director, Vice President, Lead Associate, Investment Banking – Industrial Group at BMO Capital Markets (2012 – 2021)

●         Senior Financial Analyst – Schneider Electric (2010)

●         Auditor, Ernst and Young (2006-2009)

Qualifications:

Prior to joining Bel, Mr. Tuweiq worked at BMO Capital Markets, which is a part of the BMO Financial Group, where he led and helped build the Industrial Technology Investment Banking practice. Mr. Tuweiq spent his banking career advising public, private equity-backed, and privately-held companies on Mergers & Acquisitions and capital raising. Previously, Mr. Tuweiq worked at Schneider Electric, a public multinational energy efficiency and automation provider, in its North American headquarters within the FP&A group. Prior to that, he worked at Ernst and Young, within the audit group, serving public and private manufacturing and financial companies. During his tenure, he worked on various audits, review of SEC filings, IPO preparation, implementation and testing of Sarbanes-Oxley compliance and controls, and carve-out financials while obtaining his CPA certification. Mr. Tuweiq earned his B.A. in Finance and MS in Accounting from Michigan State University and his MBA from Georgetown University’s McDonough School of Business. These qualifications, including Mr. Farouq’s experience and expertise, coupled with his knowledge of the Company, its business and industry and the leadership he has demonstrated as Bel’s Chief Executive Officer and prior to that as Bel’s Chief Financial Officer, led the Board to conclude that Mr. Tuweiq should serve as a director of the Company.

CONTINUING DIRECTORS FOR A TERM TO EXPIRE AT THE 2027 ANNUAL MEETING

Name	Age	Director Since	Business Experience and Qualifications
Mark B. Segall Committees: ● Compensation (Chair) ● Nominating and ESG	63	2011

Business Experience:

●         Managing Member of Kidron Corporate Advisors LLC, a New York based investment bank and corporate advisory boutique he founded (2003 to present).

●         CEO/Managing Member of Kidron Capital Securities LLC, an SEC registered broker dealer (member FINRA and SIPC) he founded (2009 to present).

●         Co-Chief Executive Officer of Investec, Inc., the U.S. investment banking operations of the Investec Group (2001-2003). He served as head of investment banking and general counsel at Investec Inc. from 1999 to 2001.

●         Partner at the law firm of Kramer, Levin, Naftalis & Frankel LLP (Herbert Smith Freehills Kramer (US) LLP) (1996-1999).

Current and Prior Public Company Boards:

●         Director of iAM Capital Group Ltd (audit committee and compensation committee) and its affiliates (since 2000), iAM Invest Ltd. (since 2017), both FCA regulated alternative asset management companies, based in the UK and Luxembourg, respectively.

●         Director of National CineMedia, Inc., America’s largest cinema advertising network (2018-2023), where he served as chairman of the board and on the audit, compensation and nominating committees.

●         Director of CITIC Capital Acquisition Corp. an approximately $350 million publicly traded special purpose acquisition company that merged into Quanergy Systems, Inc. (2021 to 2022).

●         Director of Ronson Europe N.V, a Polish real estate development company, from 2008 to 2017 (appointed Vice Chairman in 2010 and Chairman in 2011).

Qualifications:

Mr. Segall has an extensive background in mergers and acquisitions, including his experience as the founder and managing member of Kidron Corporate Advisors LLC, a boutique investment banking and corporate advisory firm.  Mr. Segal received an A.B. in history from Columbia College, Columbia University and a JD from New York University School of Law. His financial and investment banking experience, his educational background, and the fact that he is an attorney, all led the Board to conclude that Mr. Segall should serve as a director of Bel.

Name	Age	Director Since	Business Experience and Qualifications
Eric Nowling Committees: ● Audit (Chair)	69	2014

Business Experience:

●       Retired; former Sr. Vice President and Corporate Controller (December 2015 to September 2021) and Vice President of Global Accounting (February 2008 to December 2015) for Verint Systems Inc. (a supplier of software and hardware products for business intelligence and security intelligence);

●         Served in various positions, including Vice President, Controller, Chief Accounting Officer and as CFO for Standard Microsystems Corporation (supplier of semiconductor integrated circuit products) (September 1986 to April 2006).

Qualifications:

Mr. Nowling's more than 40 years of accounting and financial management experience, including his service in senior financial management positions at two publicly-traded technology companies for more than 30 years, and his educational accomplishments led the Board to conclude that Mr. Nowling should serve as a director of the Company.  Mr. Nowling is the former Sr. Vice President and Corporate Controller and chief accountant for an $800 million technology company.  Mr. Nowling holds a B.S. degree in Economics (magna cum laude) from the University of Pennsylvania's Wharton School of Business and was a licensed CPA from 1981 to 2024.

Name	Age	Director Since	Business Experience and Qualifications
David J. Valletta Committees: ● Audit ● Compensation	65	2024

Business Experience:

●       Retired; former Executive Vice President, Worldwide Sales (2007 – 2022), Senior Vice President, Worldwide Strategic Sales (1997-2007) and Director of Field Sales (1994-1997) for Vishay Intertechnology, Inc. (a $3.5 billion manufacturer of resistors, capacitors, inductors and discrete electronic components);

●         Served in other sales-related roles at Vitramon (1991-1994), Omnimetrics (1990-1991) and AVX Corporation (1984-1990).

Qualifications:

Mr. Valletta’s extensive experience in overseeing and directing worldwide sales for Vishay Intertechnology, Inc., a $3.5 billion manufacturer of electronic components, his knowledge of Bel’s industry and his educational achievements, led the Board to conclude that Mr. Valletta should serve as a director of the Company. Mr. Valletta holds a Bachelor of Arts degree from the University of Rhode Island and received his MBA degree, with a Marketing Specialization from Northeastern University in Boston, Massachusetts.

The Board has determined that both of the nominees presented for election to the Board at the Annual Meeting (Dr. Rita Smith and Jacqueline Brito) are independent directors for purposes of the rules of the Nasdaq Stock Market LLC (“Nasdaq”) and the applicable rules and regulations adopted by the SEC. The Board has additionally determined that the following members of the Board also satisfy such independence criteria: Mark B. Segall, Eric Nowling, David J. Valletta, Peter Gilbert and Vincent Vellucci.  Also, the Board determined that Thomas E. Dooley satisfied such independence criteria prior to his resignation on June 30, 2025. See “Corporate Governance” below for additional information.

Board Qualifications

The Nominating and ESG Committee of the Company’s Board (the “Nominating and ESG Committee”) is responsible for identifying qualified individuals for membership on the Board and for recommending to the Board the director nominees for election at each annual meeting of shareholders and at any other meeting of shareholders at which directors are to be elected. The Nominating and ESG Committee believes that all directors should display the personal attributes necessary to be effective directors: integrity, sound judgment, intellectual prowess and versatility, confidence, independence in fact and mindset, ability to operate collaboratively, willingness to ask difficult questions, willingness to listen, the ability to commit the necessary time to duties as a director and commitment to Bel Fuse, its shareholders and other stakeholders, subject to and in accordance with applicable law. In line with the Company’s Corporate Governance Guidelines, the Board and the Nominating and ESG Committee seeks to consider the skills and qualifications in the context of the needs of the Company at that point in time, and will select director candidates who represent a mix of backgrounds and experiences that will enhance the quality of our Board’s deliberations and decisions and believes that Board membership should reflect diversity in its broadest sense, including persons diverse in knowledge, skills and expertise, among other factors. The Board and the Nominating and ESG Committee will continue to take into account many other factors in the process of identifying such candidates, including the individual’s understanding of the Company’s business on a technical level, knowledge about and experience in the Company’s industry, understanding of finance, marketing and other areas that are relevant to the success of the Company in the current business environment and the candidate’s ability to make independent analytical inquiries of other Board members and of management.  See also “Nominating and ESG Committee Matters – Qualifications” and the charter of such committee for a description of the qualifications the Company’s directors must possess. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best serve the Company and represent the shareholders’ interests.

Board Skills Matrix

	Daniel Bernstein	Jacqueline Brito	Peter Gilbert	Eric Nowling	Mark Segall	Rita Smith	Farouq Tuweiq	David Valletta	Vincent Vellucci

Skills & Experience
Electronic Components Industry	✓		✓		✓		✓	✓	✓
Business Leadership and Operations	✓	✓	✓	✓	✓	✓	✓	✓	✓
Finance and Accounting			✓	✓	✓	✓	✓	✓	✓
Global Business Experience	✓		✓	✓	✓		✓	✓	✓
Human Capital Management	✓	✓				✓			✓
M&A and Business Development	✓		✓	✓	✓		✓	✓	✓
Public Company Board Experience					✓
Legal, Risk Management and Sustainability				✓	✓

The above table does not purport to include all of the skills, experiences or qualifications that each director offers, and the fact that a particular skill is not listed for a director does not mean that the director does not possess it. Additionally, we believe all of our directors possess integrity, sound judgment and a track record of professional success.

Skills Definitions

Electronic Components Industry

Directors with experience in our industry bring important expertise to the Board and guidance to our management team.

Business Leadership and Operations

Serving in senior management of a public or private organization provides a practical understanding of effective business and organizational processes, operations and strategic planning.

Finance and Accounting

Directors with experience in corporate finance, financial accounting and reporting, and financial strategy provide important oversight of our financial policies.

Global Business Experience

As a global organization, directors with global business and cultural perspectives provide important insights on our current and future international operations.

Human Capital Management

Directors with experience developing or implementing human capital management programs help the Board provide effective oversight of Bel Fuse’s plans for talent recruitment, development, and retention, our corporate culture, and other human capital programs and initiatives.

M&A and Business Development

Directors with experience in business development and mergers and acquisitions, including assessing and analyzing potential transactions, help us develop Bel Fuse’s strategy, build our business portfolio, and integrate effectively.

Public Company Board Experience

Directors who have served on other public company boards bring valuable strategic experience and governance perspectives to help oversee and develop Bel Fuse’s long-term strategy.

Legal, Risk Management and Sustainability

Directors with experience in legal or regulatory matters and in sustainable and other environmental programs and initiatives, as well as risk management, bring valuable insights into how we can improve our corporate responsibility.

The Board of Directors; Committees of the Board

The Company’s Board of Directors meets at least quarterly throughout the year. During 2025, the Board held seven meetings.

Bel’s Board currently has an Executive Committee, an Audit Committee, a Nominating and ESG Committee, and a Compensation Committee. The Executive Committee is comprised of Daniel Bernstein, Vincent Vellucci and Farouq Tuweiq; the Audit Committee is comprised of Eric Nowling, Peter Gilbert, Rita Smith and David Valletta; the Nominating and ESG Committee is comprised of Jacqueline Brito, Vincent Vellucci, Mark Segall and Rita Smith; and the Compensation Committee is comprised of Mark Segall, Peter Gilbert, Jacqueline Brito and David Valletta.

The function of the Executive Committee is to act in the place of the Board when the Board cannot be convened.

The Audit Committee reviews significant audit and accounting principles, policies and practices, and meets with the Company’s independent auditors. The Board of Directors has determined that Eric Nowling qualifies as an “audit committee financial expert”, as such term is defined by the SEC. As noted above, Mr. Nowling – as well as the other members of the Audit Committee – have been determined to be “independent” within the meaning of the rules of Nasdaq and applicable rules and regulations adopted by the SEC.

The Nominating and ESG Committee is responsible for nominating candidates for election to the Company’s Board of Directors and for overseeing the Company’s environmental, social and governance (“ESG”) matters and initiatives.

The Compensation Committee is charged with the responsibility of administering the Company’s employee benefit plans, reviews the compensation of Bel’s executive officers and establishes general compensation policies. The Compensation Committee is also responsible for developing a succession plan for Bel’s senior executives.

During 2025, the Audit Committee held fourteen meetings, the Nominating and ESG Committee held five meetings, the Compensation Committee held sixteen meetings, and the Executive Committee held no meetings. Each Director attended at least 75% of the aggregate of the Board and committee meetings on which he or she served in 2025.

Board members are encouraged, but not required by any specific Board policy, to attend the Company’s annual meeting of shareholders. Four of the then-incumbent nine members of the Board attended the Company’s 2025 annual meeting of shareholders.

Board Leadership Structure and Role in Risk Oversight

To encourage and enhance communication among independent directors, and as required under the rules of Nasdaq, our independent directors meet in executive sessions no less than twice per year without non-independent directors present.

Daniel Bernstein, as Non-Executive Chairman of the Board, leads executive sessions of independent directors, to the extent permissible under the SEC rules and applicable Nasdaq requirements, subject to the terms of Mr. Bernstein’s letter agreement for Non-Executive Chairman services, including that the Board and the independent directors reserve the right to have meetings attended solely by independent directors and in no event shall Mr. Bernstein be permitted to vote on a matter requiring a vote solely by independent directors except as permitted by counsel to the Board or the Company, and Mr. Bernstein’s participation in executive sessions of the Board shall be further limited to the extent necessary to ensure compliance with applicable law, regulations and stock exchange listing standards. In his role as Non-Executive Chairman, Mr. Bernstein will additionally (i) attend and chair Board and shareholder meetings; (ii) shape and oversee Board meeting agendas, ensuring alignment with key governance and strategic priorities; (iii) take reasonable measures to enable the Board to address key governance and strategic issues; (iv) facilitate effective communication among Board members; (v) promote effective communication between executive and non-executive directors; and (vi) carry out such other duties commensurate with the position as may be reasonably requested by the Board or are customary for the position of Non-Executive Chairman.

Additionally, Peter Gilbert serves as our Board’s Lead Independent Director. Mr. Gilbert’s primary duties and responsibilities as Lead Independent Director consist of, among other things, convening and chairing such executive sessions of the independent directors at which attendance is limited solely to independent directors, including presiding over votes on matters requiring a vote solely by independent directors at such sessions, and serving as liaison between the independent directors and our President and Chief Executive Officer. We believe that our leadership structure allows the Board to have better control of the direction of management, while still retaining independent oversight.

The Board’s role in our risk oversight process includes receiving regular reports from members of management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic risks. The full Board or the appropriate committee receives these reports from management to enable it to understand our risk identification, risk management and risk mitigation strategies. When a committee receives the report, the chairman of the relevant committee reports on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships. The Audit Committee of the Board is responsible for overseeing the management of cybersecurity risks at the Board level.

CORPORATE GOVERNANCE

In February 2023, the Board adopted Bel’s Corporate Governance Guidelines (the “Corporate Governance Guidelines” or the “Guidelines”). The Guidelines provide a framework of principles, policies, and procedures in certain matters related to corporate governance. These guidelines include provisions related to the role of the Board and responsibilities of directors, composition and structure of the Board, director independence, the relationship between the Board and senior management, the Board’s role in succession planning, and the oversight of risk management, financial reporting and other key areas of corporate operations. The ultimate goal of the corporate governance guidelines is to promote transparency, accountability, and ethical behavior within the Company, and to ensure that the Company operates in the best interests of all its shareholders and other stakeholders, subject to and in accordance with applicable law.  A current copy of Bel’s Corporate Governance Guidelines is available on the Company’s website, www.belfuse.com, under  “Investor Relations” – “Corporate Governance” – “Governance Overview”, and will be provided in print to shareholders upon written request made to Ms. Lynn Hutkin, Chief Financial Officer, Bel Fuse Inc., 300 Executive Drive, Suite 300, West Orange, New Jersey 07052.

Governance Highlights

Bel is committed to good corporate governance and understands the importance of trust, integrity and accountability at all levels of the organization. Recent additions to our Board and executive management team have brought greater diversity and new perspectives to the Company. We intend that our policies, practices and priorities will be periodically and continually reviewed as appropriate to align with the best interests of our shareholders and other stakeholders, subject to and in accordance with applicable law.

Independence

●	All non-employee directors are independent, as defined in Nasdaq Rule 5605(a)(2)
●	Independent directors meet regularly in executive session
●

Audit, Compensation, and Nominating and ESG committees are comprised solely of independent directors as defined in the rules of Nasdaq and, in the case of the Audit Committee, under the SEC’s Rule 10A-3

●	Designation of a Lead Independent Director

●	The Board maintains related-party transaction standards for any direct or indirect involvement of a director in Company business activities
●	Use of independent compensation consultant

Board Practices
●	Board-level oversight of progress around governance initiatives
●	Ongoing review of Board composition
●	Annual Board and Board committees’ annual self-evaluation process
●	Board actively involved in development and review of succession planning process for management, the Board and its committees
●

Corporate Governance Guidelines provide that no director may stand for re-election at our annual shareholders meeting following his or her 78th birthday (subject to limited exceptions set forth in the Guidelines, including waiver by Nominating and ESG Committee recommendation and full Board vote, and exception for any director who controls ten percent or more of Bel’s voting power)

●	Whistleblower hotline available to all employees and third parties at (844) 331-3622

Accountability / Risk Mitigation
●

The Board and Board committees focus on risk oversight practices, including overseeing operational, financial, strategic, cybersecurity, data privacy, legal, and regulatory risk and other critical evolving areas

●	Code of Ethics applies to all Bel directors, officers and associates
●	Annual shareholder advisory vote to approve Named Executive Officer compensation
●	Proactive, robust and multifaceted shareholder engagement programs, with meeting around financial, strategic and other matters
●	Clawback Policy, adopted per SEC rules
●	Prohibition on hedging and restrictions on pledging transactions by officers and directors
●	Board and its committees are authorized to retain independent advisors, as needed

Key Governance Materials

● Restated Certificate of Incorporation, as amended	● Code of Ethics
● Amended and Restated By-Laws	● Charter for each Board committee
● Corporate Governance Guidelines	● Insider Trading Policy

These materials can be accessed on the Bel website at: https://ir.belfuse.com/corporate-governance. We intend to disclose any future amendments to, or waivers from, the Code of Ethics within four business days of the waiver or amendment through a website posting to the extent required by the rules and regulations of the SEC.

Insider Trading Policy and Procedures

We have an Insider Trading Policy governing the purchase, sale and other dispositions of our securities that applies to all Company personnel, including directors, officers, employees, and other covered persons. We also follow procedures for the repurchase of our securities. We believe that our Insider Trading Policy and repurchase procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company.  A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Hedging and Pledging Policy

Under our Insider Trading Policy, all of our officers, directors and employees are prohibited from engaging in any of the following transactions:

● A short sale, including a sale with delayed delivery (a “sale against the box”);
● Trading in standardized options relating to our securities; ● Certain forms of hedging or monetization transactions (such as zero-cost collars or forward sale contracts);

●         Holding our securities in a margin account, or pledging our securities as collateral for a loan (other than pledges as collateral for non-margin debt where financial capacity to repay the loan without resort to the pledged securities is demonstrated, and where pre-approval is obtained in accordance with the Insider Trading Policy).

Our Corporate Governance Guidelines affirm the applicability to our directors of our Insider Trading Policy’s anti-hedging and anti-pledging policy provisions.

Executive Compensation Clawback Policy

In addition, we have adopted a Compensation Recovery Policy (the “Clawback Policy”) to comply with the final clawback rules issued by the SEC in 2022. Under our Clawback Policy, certain incentive-based compensation awarded to covered executive officers is subject to mandatory recovery if the Company is required to prepare an accounting restatement. The recovery of such compensation applies regardless of whether the covered executive officer engaged in misconduct or otherwise caused an accounting restatement requirement. Under this policy, the Board may recoup incentive-based compensation received within a lookback period of the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement. The Company will disclose in its Proxy Statement any actions to recover compensation under this policy during or following the end of the most recently completed fiscal year. Our Clawback Policy is filed as Exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and is available on our website, under the “Investors” – “Corporate Governance” tabs, at https://ir.belfuse.com/corporate-governance.

Nominating and ESG Committee Matters

Nominating and ESG Committee Charter. The Board has adopted a Nominating and ESG Committee charter to govern its Nominating and ESG Committee.  A copy of the current charter is set forth on the Company’s website, www.belfuse.com, under “Investor Relations” – “Corporate Governance” – “Governance Overview”.

Independence of Nominating and ESG Committee Members. All members of the Nominating and ESG Committee of the Board of Directors have been determined to be “independent directors” pursuant to the rules of Nasdaq.

Purposes and Responsibilities of the Nominating and ESG Committee:

Director Nominees, Board and Committee Composition and Governance Matters. Historically our Nominating Committee has been responsible for matters primarily related to the recommendation of director nominees, the composition of the Board and its committees, and other corporate governance matters. These matters continue to be among our Nominating and ESG Committee’s purposes and responsibilities pursuant to its charter.

ESG Oversight. In accordance the charter of the Nominating and ESG Committee, the committee’s ESG-related functions include:

●	assisting the Board in overseeing, reviewing and monitoring the Company’s policies, activities, practices and initiatives with respect to sustainability and corporate social responsibility;
●	supporting the Board’s oversight of strategy, risks, opportunities, and external reporting related to climate change;
●	assisting the Board in providing oversight of the Company’s compliance with laws and regulations, as well as applicable reporting requirements and standards that pertain to ESG matters;
●	assisting the Board in overseeing matters pertaining to community and public relations, including government relations;
●	reviewing, as needed, the Company’s volunteer programs and proposed charitable contributions budget and make recommendations to the Board for adoption; and
●	reviewing the results of employee surveys and other items relevant to corporate culture, and from time to time report to the Board and provide any recommendations as deemed appropriate by the Nominating and ESG Committee in connection therewith.

Pursuant to its charter the Nominating and ESG Committee is also responsible for overseeing the Company’s corporate governance initiatives and periodically considering, and report to the Board on, such initiatives and applicable policies. In connection with this responsibility, the Nominating and ESG Committee developed and recommended to the Board for its approval Bel’s Corporate Governance Guidelines, which were adopted by the Board in February 2023. The Nominating and ESG Committee will review the Guidelines on an annual basis or more frequently as deemed appropriate by the Nominating and ESG Committee, and recommend any proposed changes to the Board for its approval. In addition to its other responsibilities, the Nominating and ESG Committee is responsible for annually reviewing and recommending to the Board the compensation of non‐executive Board members, based upon the Committee’s assessment of director responsibilities and the competitiveness of our directors’ compensation program and when deemed appropriate by the Committee, using market data and in consultation with an independent consultant.

Procedures for Considering Nominations Made by Shareholders. The Nominating and ESG Committee’s charter describes certain minimum procedures to be utilized in considering any candidate for election to the Board at an annual meeting, other than candidates who have previously served on the Board or who are recommended by the Board. The charter states that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The charter requires a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director:  (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating and ESG Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter for director candidates. Further, our By-Laws provide notice procedures and other requirements with respect to nominations. See “2027 Annual Meeting; Shareholder Proposals and Nominations.”

Qualifications. The charter describes the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee shall, in the Nominating and ESG Committee’s opinion, satisfy the following minimum criteria, together with such other criteria as shall be established by the Nominating and ESG Committee:

●	must satisfy any legal requirements applicable to members of the Board;

●	must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

●	must have a reputation for honesty and ethical conduct;

●	must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and

●

must have experience, either as a member of the board of directors of another public or private company or in another capacity, which demonstrates the nominee’s capacity to serve in a fiduciary position.

Our Corporate Governance Guidelines observe that the Nominating and ESG Committee considers all aspects of each candidate’s qualifications and skills in the context of the needs of the Company at that point in time with a view to creating a well-rounded Board with diversity of experience and perspectives, including diversity with respect to gender, race, ethnicity, knowledge, skills, background, and areas of expertise. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best serve the Company in accordance with applicable law.

Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board will be identified from all available sources, including recommendations made by shareholders.  The Nominating and ESG Committee’s charter provides that there will be no differences in the manner in which the Nominating and ESG Committee evaluates nominees recommended by shareholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board.  The evaluation process for individuals other than existing Board members will include:

●	a review of the information provided to the Nominating and ESG Committee by the proponent;

●	a review of reference letters from at least two sources determined to be reputable by the Nominating and ESG Committee; and

●	a personal interview of the candidate, together with a review of such other information as the Nominating and ESG Committee shall determine to be relevant.

Corporate Governance Guidelines Policies Pertaining to Board Membership. Our Corporate Governance Guidelines contain certain policies pertaining to Board membership, including the following:

■

Tenure and Term Limits. Our Board does not believe in the establishment of arbitrary term limits. While term limits may help ensure that fresh ideas and viewpoints are available to our Board, they may force our Company to lose the contribution of directors who, over time, have developed increased insight into Bel’s business and operations. Our Board believes our Company is well served by having a balance of directors who have longer terms of service and directors who have joined more recently. Pursuant to our Corporate Governance Guidelines, no director may stand for re-election to the Board at our annual meeting of shareholders following his or her 78th birthday. Exceptions may be made upon recommendation of the Nominating and ESG Committee by majority vote and by the affirmative majority of the full Board, without the vote or participation of the affected director, if the Board finds that such continued service would be of significant benefit to our Company. This policy does not apply to any Board member who controls 10% or more of the voting power of the Company.

■

Directors Who Change Their Job Responsibility. Our Corporate Governance Guidelines provide that if a director resigns or is terminated from the primary position that such director held at the time of such director’s most recent election or appointment to our Board, becomes unable to commit the time and attention required for effective Board service or becomes disabled, that director will provide the Nominating and ESG Committee with an explanation of the changed circumstances including, if applicable, the director’s future professional plans. The Nominating and ESG Committee will review the desirability of the director’s continued service on our Board under the circumstances and will make a recommendation to our Board with respect thereto.

■

Directors Serving on Other Boards. Our Corporate Governance Guidelines provide that directors should advise the Board when they intend to accept a position on another corporate board. In general, Bel believes that there may be a benefit to the Company as a result of directors broadening their experience by serving on other boards provided that such service does not detract from the director’s ability to fulfill his or her ability to meet the expectations for directors in accordance with our Corporate Governance Guidelines, and provided that in all cases directors must comply with applicable law including without limitation Section 8 of the Clayton Act. Service on other boards is one of the factors considered by the Nominating and ESG Committee in evaluating candidates for nomination for election or reelection to the Board. However, the Nominating and ESG Committee will not nominate a candidate who serves on or has accepted service on more than four (4) public company boards (including the Company’s Board).

AUDIT COMMITTEE MATTERS

Audit Committee Charter.  The Audit Committee performs its duties under a written charter approved by the Board of Directors.  A copy of the current charter is set forth on the Company’s website, www.belfuse.com, under “Investor Relations” – “Corporate Governance” – “Governance Overview”.

Independence of Audit Committee Members. The Class A and Class B Common Stock are listed on the Nasdaq Global Select Market and the Company is governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be “independent directors” pursuant to the rules of Nasdaq and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Audit Committee Report.

Our management is responsible for the preparation, presentation and integrity of our consolidated financial statements, accounting and financial reporting principles and system of internal control over financial reporting. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America, auditing our internal control over financial reporting and issuing reports thereon. While the Audit Committee has the responsibilities set forth in its charter and our management and independent registered public accounting firm are accountable to the Audit Committee, it is not the duty of the Audit Committee to plan or conduct audits or to determine that our consolidated financial statements are complete and accurate or in accordance with generally accepted accounting principles and applicable laws, rules and regulations.

In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025:

1.	the Audit Committee reviewed and discussed with the Company’s management the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025;

2.

the Audit Committee discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the SEC;

3.

the Audit Committee received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence; and

4.

based on the review and discussions referred to above, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to herein, the Audit Committee recommended to the Board that the audited financial statements be included in the 2025 Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC. This report is provided by the following independent directors, who comprised the Audit Committee at that time.

The Audit Committee of the Board of Directors

Eric Nowling, Chair

Peter Gilbert

Rita V. Smith

David J. Valletta

Transactions with Related Parties

A “Related Party Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest.

A “Related Person” means:

●	any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors;
●	any person who is known by us to be the beneficial owner of more than 5% of any class of our voting securities;
●

any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our Common Stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our Common Stock; and

●

any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

Our Board has adopted a written Related Party Transactions policy. Pursuant to this policy, our Audit Committee has and will continue to review all material facts of all Related Party Transactions and either approve or disapprove entry into the Related Party Transaction, subject to certain limited exceptions. In determining whether to approve or disapprove entry into a Related Party Transaction, our Audit Committee takes into account, among other factors, the following: (i) whether the Related Party Transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and (ii) the extent of the Related Person’s interest in the transaction. Further, the policy requires that all Related Party Transactions required to be disclosed in our filings with the SEC be so disclosed in accordance with applicable laws, rules and regulations.

The Audit Committee of the Board of Directors monitors the Company’s Related Party Transactions and must approve in advance any new Related Party Transactions. On a quarterly basis, the Audit Committee makes inquiry of management’s Disclosure Committee to determine whether any of the members of that committee are aware of any new Related Party Transactions. Management’s Disclosure Committee did not report any new Related Party Transactions to the Audit Committee during 2025.

Compensation Committee Matters

Charter. Our Board of Directors has defined the duties of its Compensation Committee in a charter. A copy of the Compensation Committee’s current charter is included on the Company’s website, www.belfuse.com, under “Investor Relations” – “Corporate Governance” – “Governance Overview”.

Independence of Compensation Committee Members. All members of the Compensation Committee of the Board of Directors have been determined to be “independent directors” pursuant to the rules of Nasdaq and the SEC regulations.

Authority, Processes and Procedures. Our Compensation Committee is responsible for administering our employee benefit plans, for establishing the compensation of our Chief Executive Officer and for determining the compensation of our other executive officers.  Our Compensation Committee also establishes policies and monitors compensation for our associates in general. While the Compensation Committee may, and does in fact, delegate authority with respect to the compensation of associates in general, the Compensation Committee retains overall supervisory responsibility for associate compensation. With respect to executive compensation, the Compensation Committee receives recommendations and information from our Chief Executive Officer regarding issues relevant to determinations made by the Compensation Committee. Our Chief Executive Officer participates in Compensation Committee deliberations regarding the compensation of other executive officers, but does not participate in deliberations regarding his own compensation.

Consultants.  Our Compensation Committee is authorized under its charter to retain or obtain the advice of compensation consultants, independent legal counsel and other advisers. Prior to selecting or receiving advice from a compensation advisor, the Compensation Committee undertakes an independence assessment, taking into consideration all factors relevant to such advisor’s independence from management, including the factors specified under the rules of Nasdaq, and determined that Meridian’s services did not create a conflict of interest. In 2025, Meridian Compensation Partners (“Meridian”) advised management and our Compensation Committee on certain compensation matters.

ESG Oversight

See “The Board of Directors; Committees of the Board” and “Corporate Governance – Nominating and ESG Committee Matters”, above, for further information about the Nominating and ESG Committee’s other roles and responsibilities under its charter.

Shareholder Communications

The Company believes that effective corporate governance includes year-round engagement with our shareholders and other stakeholders. We meet regularly with our shareholders to discuss topics of interest to our shareholders and engage with many of our large shareholders multiple times a year, both on an ad hoc basis and at regular intervals throughout the year. Our Investor Relations team also has numerous touchpoints with smaller shareholders each year. We find it beneficial to have ongoing dialogue with our shareholders throughout the year on a full range of topics (instead of engaging with shareholders only prior to our annual meeting on issues to be voted on in the proxy statement).

Direct engagement with shareholders helps us better understand our shareholders priorities, perspectives, and issues of concern, allows us to elaborate on our many initiatives and practices, and informs the Board’s deliberations. We take insights from this feedback into consideration and regularly share them with our Board as we review and evolve our practices and disclosures.

Bel’s Board has created a number of ways for shareholders and other stakeholders to provide input, including:

●	Attending the Annual Meeting and Class A shareholders’ submitting questions to be addressed during the meeting;
●	Attending quarterly earnings calls, investor conferences and other similar opportunities;
●	Directing communications through the Company’s Secretary by following instructions on the Company’s website;
●	Mailing a letter to Bel Fuse’s headquarters, Attn: Corporate Secretary.

Any such communication should be addressed to the Company’s Secretary and should be sent to such individual c/o Bel Fuse Inc., 300 Executive Drive, Suite 300, West Orange, New Jersey 07052. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board, upon the receipt of such a communication from a shareholder identified as such, the Company’s Secretary will send a copy of such communication to each member of the Board or to the appropriate committee thereof, identifying it as a communication received from a shareholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board or appropriate committee thereof held more than two days after such communication has been distributed, the Board or appropriate committee thereof will consider the substance of any such communication.

BENEFICIAL OWNERSHIP OF THE COMPANY’S STOCK

The following table sets forth certain information regarding the ownership of Bel’s Class A Common Stock and Class B Common Stock as of March 31, 2026 by (a) each director and nominee, (b) the Company’s “Named Executive Officers” identified in the Summary Compensation Table on page 32, and (c) all current directors and executive officers as a group. Unless otherwise stated in the footnotes following the table, the nominees, directors and Named Executive Officers listed in the table have sole power to vote and dispose of the shares which they beneficially owned as of March 31, 2026.

The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial ownership” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership (i) within 60 days, or (ii) in the case of directors or executive officers, upon termination of service other than for death, disability or involuntary termination. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

	Aggregate Number of Shares Beneficially Owned (1)
	Title of Class: Class A Common Stock		Title of Class: Class B Common Stock
Name of Beneficial Owner	Amount of Beneficial Ownership (Number of Shares)	Percent of Outstanding Shares	Amount of Beneficial Ownership (Number of Shares)	Percent of Outstanding Shares
Daniel Bernstein(2)	381,975	18.1%	27,777	*
Farouq Tuweiq(3)	1,475	*	35,918	*
Peter Gilbert(4)	500	*	18,262	*
Eric Nowling(5)	--	--	12,612	*
Mark Segall(6)	--	--	13,527	*
Vincent Vellucci(7)	--	--	8,827	*
Rita V. Smith(8)	--	--	5,827	*
Jacqueline Brito(9)	--	--	4,552	*
David J. Valletta(10)	--	--	3,171	*
Lynn Hutkin(11)	2,991	*	23,675	*
Joseph Berry(12)	2,793	*	19,525	*
Kenneth Lai(13)	--	--	7,532	*
Peter Bittner III(14)	11	*	5,352	*
All current directors and executive officers as a group (16 persons)(15)	392,507	18.6%	213,630	2.0%

1.

As of March 31, 2026, there were 2,115,263 and 10,643,721 shares of Class A Common Stock and Class B Common Stock outstanding, respectively. A total of 2,115,263 shares of Class A Common Stock are entitled to vote at the Annual Meeting.

2.

The shares of Class A Common Stock beneficially owned by Mr. Bernstein include 5,880 shares allocated to Mr. Bernstein in the Company’s 401(k) Plan over which he has voting but no investment power. The shares of Class B Common Stock beneficially owned by Daniel Bernstein include 4,265 shares held of record by Mr. Bernstein’s wife and 14,110 shares of restricted stock. The shares of Class A Common Stock beneficially owned by Mr. Bernstein exclude 63,557 shares and the shares of Class B Common Stock beneficially owned by Mr. Bernstein exclude 42,965 shares owned by trusts in which Mr. Bernstein is a beneficiary but does not serve as trustee and has no voting or investment power with respect to the shares.

3.

The shares of Class A Common Stock beneficially owned by Mr. Tuweiq include 1,475 shares allocated to him in the Company's 401(k) Plan over which he has voting but no investment power. The shares of Class B common stock beneficially owned by Mr. Tuweiq included 33,393 shares of restricted stock.

4.	The shares of Class B Common Stock beneficially owned by Mr. Gilbert include 1,250 shares held of record by Mr. Gilbert’s wife and 2,369 shares of restricted stock.

5.	The shares of Class B Common Stock beneficially owned by Mr. Nowling include 2,309 shares of restricted stock.

6.	The shares of Class B Common Stock beneficially owned by Mr. Segall include 1,434 shares of restricted stock.

7.	The shares of Class B Common Stock beneficially owned by Mr. Vellucci include 1,434 shares of restricted stock.

8.	The shares of Class B Common Stock beneficially owned by Dr. Smith include 1,434 shares of restricted stock.

9.	The shares of Class B Common Stock beneficially owned by Ms. Brito include 1,289 shares of restricted stock.

10.	The shares of Class B Common Stock beneficially owned by Mr. Valletta include 2,769 shares of restricted stock.

11.

The shares of Class A Common Stock beneficially owned by Ms. Hutkin include 2,991 shares allocated to her in the Company's 401(k) Plan over which she has voting but no investment power. The shares of Class B Common Stock owned by Ms. Hutkin include 12,083 shares of restricted stock.

12.

The shares of Class A Common Stock beneficially owned by Mr. Berry include 2,793 shares allocated to him in the Company's 401(k) Plan over which he has voting but no investment power. The shares of Class B Common Stock owned by Mr. Berry include 9,112 shares of restricted stock.

13.	The shares of Class B Common Stock beneficially owned by Mr. Lai include 7,476 shares of restricted stock.

14.

The shares of Class A Common Stock beneficially owned by Mr. Bittner include 11 shares allocated to him in the Company’s 401(k) Plan over which he has voting but no investment power. The shares of Class B Common Stock beneficially owned by Mr. Bittner include 1,384 shares allocated to him in the Company’s 401(k) Plan over which he has no voting or investment power and 2,629 shares of restricted stock.

15.

Includes 15,912 and 2,848 shares of Class A Common Stock and Class B Common Stock, respectively, allocated in the Company’s 401(k) Plan over which such persons have with respect to the Class A Common Stock, voting but no investment power, and with respect to the Class B Common Stock, no voting or investment power. The Class B Common Stock also includes 111,558 restricted shares.

*  Shares constitute less than one percent of the shares of Class A Common Stock or Class B Common Stock outstanding.

EXECUTIVE OFFICERS

The following sets forth information as of April 1, 2026 concerning the Company’s executive officers. Unless otherwise indicated, positions have been held for more than five years.

Name and Age	Executive Officer Since	Positions and Offices with the Company/Business Experience
Farouq Tuweiq, 43	2021	President, Chief Executive Officer and Director (May 2025 to present)
Lynn Hutkin, 52	2023	Chief Financial Officer, Treasurer and Secretary (May 2025 to present)
Suzanne Kozlovsky, 48	2022	Global Head of People (November 2022 to present)
Stephen Dawson, 50	2024	EVP, President, Industrial Technology & Data Solutions (March 2026 to present)
Kenneth Lai, 53	2023	Vice President of Asia Operations (January 2023 to present)
Thomas Smelker, 50	2026	EVP, President, Aerospace, Defense & Rugged Solutions (March 2026 to present)

Mr. Tuweiq was appointed as the Company's Chief Executive Officer and as a Director since May 27, 2025. He previously served as Chief Financial Officer effective February 15, 2021. Since July 29, 2021, Mr. Tuweiq has additionally served as the Company’s principal financial officer for purposes of the rules and regulations of the SEC, and as the Company’s Treasurer. Prior to joining Bel, he worked at BMO Capital Markets, member of BMO Financial Group, where he led and helped build the Industrial Technology Investment Banking practice. Mr. Tuweiq spent his banking career advising public, private equity-backed, and privately-held companies on Mergers & Acquisitions and capital raising. Previously, Mr. Tuweiq worked at Schneider Electric, a public multinational energy efficiency and automation provider, in its North American headquarters within the FP&A group. Prior to that, he worked at Ernst and Young, within the audit group, serving public and private manufacturing and financial companies. During his tenure, he worked on various audits, review of SEC filings, implementation and testing of Sarbanes-Oxley compliance and controls, and carve-out financials while obtaining his CPA certification. Mr. Tuweiq earned his B.A in Finance and MS in Accounting from Michigan State University and his MBA from Georgetown University’s McDonough School of Business.

Ms. Hutkin was appointed as the Company’s Chief Financial Officer and Treasurer effective May 27, 2025. She previously served as Vice President of Financial Reporting and Investor Relations effective January 1, 2023. Ms. Hutkin joined Bel in 2007 and in addition to SEC reporting, throughout her tenure at Bel, Ms. Hutkin has been a leader in a variety of areas including investor relations, mergers and acquisitions, bank financing and corporate insurance. Among her other roles and responsibilities at Bel, since July 2021, Ms. Hutkin has served as the Company’s principal accounting officer. Prior to joining Bel, Ms. Hutkin was Director of External Financial Reporting and Human Resources for CD&L, Inc., a domestic courier company, responsible for all SEC filings in addition to oversight of payroll and employee benefit programs. Previously, Ms. Hutkin worked at Insys Consulting, a women-owned IT consulting start-up company, where she was responsible for all finance functions. Prior to that, she was a Finance Manager at DMR Consulting, an IT consulting firm, where she monitored project profitability for the $70 million Pharmaceutical/Commercial business unit. Ms. Hutkin started her career at Arthur Andersen and worked within the Consumer Product division of the audit group. Ms. Hutkin earned her B.S. of Accountancy from Bentley College and is an active CPA in the State of New Jersey.

Ms. Kozlovsky joined Bel in November 2022 as the Global Head of People. Prior to her appointment by Bel, Ms. Kozlovsky was Vice President of Human Resources for Prinova (A Nagase Group Company) where she was a core member of the Global Executive Council and Strategy and Investment Team, leading significant transformational initiatives to inspire a culture of high performance in supporting sustainable growth. Ms. Kozlovsky held previous roles at Marmon Foodservice Technologies (A Berkshire Hathaway Company) and Bel Brands USA. At each of her former employers, she was successful in transforming the culture, resulting in recognition as National Best and Brightest Companies to Work For at each organization under her leadership.

Mr. Dawson was appointed as EVP, President of Bel’s Industrial Technology and Data Solutions segment in March 2026, following his tenure as the President of Bel’s Power Solutions and Protection segment since July 2024. Mr. Dawson has over 25 years of progressive experience in power and circuit protection. Before joining Bel, Mr. Dawson held positions in Manufacturing, Engineering, Product Management and Business Development with Cooper Industries’ circuit protection business, a company later acquired by Eaton. After twelve years at Cooper Industries, he joined Power-One, a well-known manufacturer of power supplies. There Mr. Dawson led the Marketing and Business Development efforts when Power-One was acquired by ABB. Mr. Dawson was later involved in the sale of the power business from ABB to Bel, where he most recently served as Vice President of Marketing and Business Development for Bel’s Power segment. Mr. Dawson earned his Bachelor’s degree in Industrial Engineering from the University of Cincinnati and his MBA degree from Washington University in St. Louis.

Mr. Lai joined Bel through the acquisition of TE Connectivity’s TRP Connector division in 2013 and was appointed as Vice President of Asia Operations in January 2023. Following Bel’s acquisition of the Power-One business in 2014, he was appointed as General Manager of our Bel Power Solutions Gongming factory and successfully transformed the operation into a world class manufacturing site for power supplies. Mr. Lai has expertise in Lean methodology and deep knowledge of Bel’s Asia operations. Mr. Lai earned his Bachelor’s degree in Engineering Physics from Hong Kong Polytechnic University and completed a mini-EMBA program by Hong Kong University of Science and Technology.

Mr. Smelker joined Bel in January 2026 as President of Bel’s Connectivity Solutions segment and in March 2026, was appointed as EVP, President of Bel’s Aerospace, Defense and Rugged Solutions segment. Prior to joining Bel, Mr. Smelker served as the Senior Vice President of Mercury Systems’ Processing Technologies business unit at Mercury Systems, Inc. (NASDAQ: MRCY), a global technology company offering components, modules and subassemblies and integrated solutions to customers including in the aerospace and defense industries. In this role, Mr. Smelker was responsible for leading the unit’s program execution, product development, engineering, manufacturing operations, and mission assurance. Previously, he served as Vice President and General Manager of Mercury Systems’ Microsystems business unit, and before that, as Vice President and General Manager of Mercury Systems’ Custom Microelectronics Solutions line of business. Prior to beginning his tenure at Mercury Systems in 2019, Mr. Smelker had been at Raytheon. Mr. Smelker has nearly 30 years of experience across multiple disciplines including engineering, manufacturing operations, business development, and program management. Mr. Smelker has a master’s degree in Controls Engineering and bachelor’s degree in Mechanical Engineering from New Mexico State University in Las Cruces, New Mexico.

COMPENSATION DISCUSSION AND ANALYSIS

The Company’s Compensation Discussion and Analysis (“CD&A”) is intended to provide a detailed description of our executive compensation program focusing on the compensation of the Named Executive Officers (the “Named Executive Officers”, the “Named Officers” or the “NEOs”) listed in the Summary Compensation Table presented on page 32 with the positions they have held for 2023, 2024, and 2025. Further, the CD&A explains how the Compensation Committee of our Board of Directors (the “Compensation Committee”) designed compensation programs structured to, among other objectives,  attract and retain talented executives and align our executives’ compensation with the long-term interest of Bel Fuse’s shareholders.

In addition to the descriptions in this section, refer to the exhibits to our SEC filings for copies of relevant plans, agreements and forms of awards.

Overview of Our Executive Compensation Program

The objectives of our executive compensation program are to:

■	Support a high-performing organization, rewarding for performance by the Company as well as individual outcomes;

■	Be competitive in the market for business and talent to retain and attract executives that contribute to our long-term success;

■	Align the interests of the Company’s executives with the Company and its shareholders;

■	Achieve results that are aligned with Bel’s culture; and

■	Effectively manage the total cost of the program, including managing reasonable levels of dilution.

Comparison to Market

In designing the 2025 executive compensation program, the Compensation Committee reviewed certain market data for each of the NEOs, including: (i) base salary; (ii) total target cash compensation (comprised of base salary and target cash incentive); and (iii) total target compensation (comprised of base salary, target cash incentive and long-term incentive awards). This market information is one element reviewed by the Compensation Committee. The Compensation Committee does not simply set compensation levels at a certain benchmark level or within a certain benchmark range.

According to market data reviewed by the Compensation Committee, the compensation for NEOs was within a reasonable range of the 25th percentile of total target direct compensation for comparable roles at companies in our peer group. The Compensation Committee previously established a peer group, with the assistance of its independent compensation consultant, Meridian, to help guide compensation decisions for our fiscal year ended December 31, 2025 ("FY2025"). As in the prior year, this group consisted of companies with similar operational focus or in comparable industry segments (i.e., compared to Bel's Power, Connectivity, and Magnetic Solutions operating segments in place during 2025), with comparable size, scope, and public float, and that compete with Bel for executive talent (as updated from the prior year for companies that are no longer public or no longer meet the peer group criteria). Ultimately, the Compensation Committee applied judgment in arriving at the composition of the final group.

The peer group considered for pay comparisons and to establish 2025 pay levels is follows:

ACM Research, Inc	Ichor Holdings, Ltd.	RF Industries, Ltd.
Allient Inc. (formerly Allied Motion Technologies Inc.)	Kimball Electronics, Inc.	Richardson Electronics, Ltd.
Alpha and Omega Semiconductor Limited	NETGEAR, Inc.	Standex International Corporation
Arlo Technologies, Inc.	nLIGHT, Inc.	Thermon Group Holdings, Inc.
Aviat Networks, Inc.	Northwest Pipe Company	Veeco Instruments Inc.
Cambium Networks Corporation	PAR Technology Corporation	Vishay Precision Group, Inc.
CTS Corporation	Photronics, Inc.
FARO Technologies, Inc.	Powell Industries, Inc.

How We Make Compensation Decisions

In addition to structuring our compensation program to create a strong and direct link between pay and performance, we are committed to protect and further our shareholders’ interests. The Compensation Committee’s activities and decisions are guided by the recommendations and advice of management, whose views and recommendations the Committee takes into account in its deliberations, and the recommendations and advice of the Compensation Committee’s independent executive compensation consultant.

As part of its oversight function, our Board and our Compensation Committee, in particular, along with our management team, considers potential risks when reviewing and approving various compensation programs, including executive compensation. Based on this review, our Compensation Committee believes that our compensation programs, including executive compensation, do not encourage risk taking to a degree that is reasonably likely to have a materially adverse impact on us or our operations.

With respect to our Chief Executive Officer ("CEO"), the Compensation Committee reviews and discusses the Board’s evaluation of the CEO and makes preliminary determinations about the CEO’s base salary, “Total Incentive” compensation, and other awards as appropriate. The Compensation Committee then discusses the compensation recommendations with the full Board, and the Compensation Committee approves final compensation decisions after this discussion. The CEO is not present during voting or deliberations on his own compensation.

For other NEOs, the CEO considers performance and makes individual recommendations to the Compensation Committee on base salary, annual incentive, long-term incentive compensation, and other awards as appropriate. The Compensation Committee reviews, discusses, and modifies, as appropriate, these compensation recommendations. All components of our executive compensation program must be approved by our Compensation Committee in its sole discretion.

The Compensation Committee is authorized by its charter to employ independent compensation consultants and other advisors. In 2025, the Compensation Committee engaged Meridian to serve as its independent consultant with respect to executive compensation. The Compensation Committee uses Meridian’s advice and insight to inform the eventual decision-making process. Meridian does not provide any other services to the Company.

2025 Compensation Elements

The key components of our 2025 executive compensation program are described below.  Please also refer to the Summary Compensation Table on page 32 under 2024 Fiscal Year Compensation Tables.

Base Salary

Base salary is a fixed element of compensation that recognizes individual experience and expertise. The Compensation Committee reviewed base salaries during 2024 and established 2025 rates based on a competitive market assessment to ensure our program is market competitive. In addition to market data, base salary is reflective of the individual’s level of experience, expertise, and scope of responsibility.

The table below shows the base salaries in effect for each of our NEOs during 2025:

Named Executive Officer	2025 Base Salary	% Increase from 2024
Daniel Bernstein(1)	$600,000	--
Farouq Tuweiq(2)	$600,000	60.0%
Lynn Hutkin(3)	$300,000	42.9%
Peter Bittner III	$300,000	--
Joseph Berry	$220,000	--
Kenneth Lai	$225,000	--

1.

Mr. Bernstein’s base salary was $600,000 for the period from January 1, 2025 through May 31, 2025. Effective June 1, 2025, upon his appointment as Chairman of the Board of Directors, Mr. Bernstein is no longer entitled to a fixed base salary.

2.

Mr. Tuweiq's base salary was $375,000 from January 1, 2025 through May 31, 2025. Effective June 1, 2025, in connection with Mr. Tuweiq’s promotion to the position of President and Chief Executive Officer, his base salary was increased to $600,000.

3.

Ms. Hutkin's base salary was $210,000 from January 1, 2025 through May 31, 2025. Effective June 1, 2025, in connection with Ms. Hutkin's promotion to the position of Chief Financial Officer, her base salary was increased to $300,000.

Short-Term Incentive Compensation

“Total Incentive” Approach

The Compensation Committee is responsible for approving performance goals and related payout levels, setting each NEO’s target award opportunity and approving payouts under our Incentive Compensation Program, each as described in more detail below. Each year, the Compensation Committee will consider, select and review applicable measures for assessing performance, and will specify the methodology for calculating these measures, in each case, in a manner it deems equitable that is intended to achieve the purposes of the program and promote alignment of interests of our executives and stockholders. For 2025, the Compensation Committee assigned each NEO a target “Total Incentive” award opportunity (expressed as a percentage of base salary) based on competitive market data and the NEO’s position, responsibilities and role. Our “Total Incentive” approach focuses primarily on financial performance. The amount of our CEO and other NEOs’ incentive compensation awards are determined based on financial performance, with an individual modifier applied as appropriate. The awards are delivered through cash and equity awards. We refer to these performance incentives as our “Incentive Compensation Program”.

Incentive awards are determined as follows:

Target “Total Incentive” award Opportunity	x	Payout Percentage (including Discretionary Modifier)	=	“Total Incentive” Award Payout

Each NEO’s Target “Total Incentive” award Opportunity for 2025 was a percentage of base salary, as follows:

Named Executive Officer	2025 “Total Incentive” Target Award Opportunity (% of Base Salary)	2025 “Total Incentive” Target Award Opportunity ($)
Daniel Bernstein	150%(1)	$450,000
Farouq Tuweiq	n/a(2)	$1,600,000
Lynn Hutkin	100%/125%(3)	$306,250
Peter Bittner III	125%	$375,000
Joseph Berry	125%	$275,000
Kenneth Lai	100%	$225,000

1.

Mr. Bernstein’s 2025 “Total Incentive” target award opportunity was 150% of base salary for the period from January 1, 2025 through May 31, 2025. Effective June 1, 2025, upon his appointment as Chairman of the Board of Directors, Mr. Bernstein is no longer entitled to an incentive award on fixed base salary.

2.	Per his employment agreement, Mr. Tuweiq 2025 “Total Incentive” target award opportunity is not expressed as a percentage and only as a dollar value.
3.

Ms. Hutkin’s 2025 “Total Incentive” target award opportunity was based on an award opportunity percentage of 100% of base salary in effect from January 1, 2025 through May 31, 2025 and an award opportunity percentage of 125% of base salary in effect from June 1, 2025 through December 31, 2025.

Each NEO’s payout percentage is determined by the Compensation Committee based on achievement of the following performance measures relative to Bel’s 2025 operating plan and budget (except for Messrs. Bittner and Berry, whose performance measures were relative to the 2025 operating plan and budget of Bel Connectivity Solutions and Bel Magnetics Solutions, respectively), subject to adjustment with a modifier for individual performance. The Compensation Committee was responsible for establishing the specific quantitative and qualitative company/business unit and personal performance targets and objectives within the general performance criteria described below.

Company or, as Applicable, Business Unit Performance	Individual Performance Modifier

Performance was assessed using a matrix-based target derived by combining:

■   Adjusted net revenue(1) growth (of Company or, as applicable, business unit): measures annual top line growth, adjusted to exclude the effects of special items; and

■   Adjusted EBITDA(2) margin (of Company or, as applicable, business unit): measures ability to maximize profitability and drive shareholder value.

These two performance measures were selected as they closely align compensation with performance measures that can be directly affected by management’s performance.

Modifies Company, or as applicable, business unit performance result based on individual performance

Performance is assessed based on individual, role specific performance goals where the Named Executive Officer is most able to influence the outcome, taking into account:

■   Strategic initiatives

■   Client outcomes

■   Leadership & talent

1.

Adjusted net revenue is a non-GAAP financial measure. For purposes of the Incentive Compensation Program for 2025, we calculated adjusted net revenue by adjusting net sales for the Company or the particular business unit as set forth on or derived from our audited financial statements, to exclude the effects of expedite fee revenue and royalty income.

2.

Adjusted EBITDA is a non-GAAP financial measure. For purposes of the Incentive Compensation Program for 2025, we calculated Adjusted EBITDA by adjusting net earnings for the Company or the particular business unit, as set forth on or derived from our audited financial statements, for interest expense, income tax expense and depreciation and amortization, in the manner set forth in our earnings releases.

The Compensation Committee established the following matrix by which to assess adjusted net revenue and Adjusted EBITDA margin performance relative to baselines set forth in the applicable 2025 Company, or as applicable, business unit operating plan and budget. Each NEO had the potential to earn between 0% and 200% of the “Total Incentive” target award opportunity based on achieved performance against pre-set performance goals, with 25% of target earned for threshold performance and 100% of target earned for target performance.

Based on this matrix, after consideration of Company, or as applicable business unit performance against pre-set performance goals for 2025, the Compensation Committee determined each NEO’s Payout Percentage as follows:

Named Executive Officer	Calculated Payout %
Daniel Bernstein	125%
Farouq Tuweiq	125%
Lynn Hutkin	125%
Peter Bittner III	100%
Joseph Berry	45%
Kenneth Lai	115%

Payout Modifications

After consideration of the matrix-based results and the individual performance factors noted below, the Compensation Committee approved the following adjusted final payout percentage for Mr. Berry only. The Compensation Committee did not modify the payouts for any other Named Executive Officers.

Named Executive Officer	Final Payout % Based on Modified Target Opportunity	Individual Performance Considerations
Joseph Berry	75.0%	Mr. Berry’s contributions during the year included driving the successful closure of Bel’s manufacturing facility in Pingguo, China and transfer of those operations to other sites.

Impact of Individual Performance on 2025 “Total Incentive” Payout

Accordingly, based on the above, our Board, in accordance with the foregoing recommendations of our Compensation Committee, approved the following “Total Incentive” award payouts for 2025 to the following NEOs:

				Form of 2025 “Total Incentive” Award Payout(1)
Named Executive Officer	2025 Target “Total Incentive” Award Opportunity	Final Payout Percentage	“Total Incentive” Award	Cash(2) (of total)	Deferred Equity(3) (of total)
Daniel Bernstein	$450,000	125%	$562,500	$281,250	$281,250
Farouq Tuweiq	$1,600,000	125%	$2,000,000	$1,000,000	$1,000,000
Lynn Hutkin(5)	$306,250	125%	$382,813	$246,094	$136,719
Peter Bittner III	$375,000	100%	$375,000	$225,000	$150,000
Joseph Berry	$275,000	75%	$206,250	$123,750	$82,500
Kenneth Lai	$225,000	115%	$258,750	$194,063	$64,688

1.

“Total Incentive” award payouts for 2025 were paid or provided to each NEO partly in cash and partly in the form of time-based restricted stock awards for Class B Common Stock (“RSAs”), with the Compensation Committee determining the respective payout allocation for each participant. The Compensation Committee reserves the right to change the mix and medium of such payouts in future years.

2.	The cash portion of the 2025 “Total Incentive” award earned for 2025 is reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 32.

3.

The amounts listed above were granted on March 15, 2026 in the form of RSAs, and are expected to be reflected in the “Stock Awards” column of the Summary Compensation Table covering 2026 to be disclosed by the Company in 2027. The dollar value of the deferred equity portion of the “Total Incentive” award was converted to shares based on the Bel Fuse Inc. Class B Common Stock price of $196.80, which represents the average closing price of Bel Fuse Inc. Class B Common Stock for the period of March 9, 2026 to March 13, 2026 (five business days prior to the March 15, 2026 grant date). The RSAs vest in equal one-third installments on each of the first, second and third anniversaries of the grant date subject to continued service on each vesting date (with certain exceptions for voluntary retirements).

4.

The Target “Total Incentive” award opportunity and “Total Incentive” award payout for Mr. Bernstein were prorated for 2025 based upon his base salary in effect from January 1, 2025 through May 31, 2025. See "2025 Compensation Elements" above for details.

5.

Target “Total Incentive” award opportunity and “Total Incentive” award payout for Ms. Hutkin were prorated for 2025 based upon her base salary in effect throughout the year. See "2025 Compensation Elements" above for details.

The applicable measures for assessing performance will be considered, reviewed and selected by the Compensation Committee on an annual basis. For 2025, the Incentive Compensation Program included the following:

●

For each participant, the Compensation Committee assigned (i) either Company-based measures or business-unit based measures, and (ii) the respective weightings that each performance measure was assigned on the matrix for the respective participant. For 2025, the applicable performance measures consist of measures related to (i) target net revenue (measured in dollars), and (ii) target non-GAAP Adjusted EBITDA Margin (measured as a percentage of net sales). For purposes of the program, non-GAAP Adjusted EBITDA Margin will be calculated using the methodology for deriving Adjusted EBITDA as set forth in the Company’s fiscal year 2025 earnings release, applied to the Company or to the particular business unit as applicable for the particular program participant. The Compensation Committee will specify the methodology for calculating the measures for purposes of the program in a manner it deems equitable that is intended to achieve the purposes of the program and promote alignment of interests.

●

For fiscal year 2025, payouts under the Incentive Compensation Program were rendered partly in cash and partly in the form of restricted stock awards, with the Compensation Committee determining the respective payout allocation for each participant. The Board and the Compensation Committee reserve the right to change the mix and medium of such payouts in future years.

Long-Term Stock Incentive Compensation

Our 2020 Equity Compensation Plan is designed to help attract and retain individuals with superior experience and skillsets for positions of substantial responsibility within our Company and to provide these persons with an additional incentive to contribute to the success of our Company, all of which we expect will result in increased shareholder value. Our 2020 Equity Compensation Plan (and previously, our 2011 Equity Compensation Program) permits us to issue various types of non-cash awards based on our Class B Common Stock.

2025 Equity Grants. In 2025, we awarded each of our NEOs RSAs under the 2020 Equity Compensation Plan to satisfy the deferred equity portion of the 2024 “Total Incentive” awards described in our proxy statement filed on April 11, 2025. As described above, the equity portion of our 2025 “Total Incentive” awards for 2025 are considered granted in 2026.

Additionally, as an incremental longer-term compensation element, the Compensation Committee granted to each of Mr. Tuweiq and Ms. Hutkin performance stock units ("PSUs"). The PSUs are intended to incorporate a medium-term goal into the overall compensation program. The performance goal for the 2025 PSU grants was relative total stockholder return over a three-year performance period compared to a peer group. After the three-year performance period, provided continued service through the end of such period, the PSUs will vest in amounts between 0% and 200% of the target number, depending on the level of performance. Threshold performance reflects a TSR between the 25th and 55th percentile of the peer group (resulting in 50% vesting of PSUs), target performance reflects a TSR between the 55th and 65th percentile of the peer group (resulting in 100% vesting), and maximum performance reflects a TSR in excess of the 75th percentile of the peer group (resulting in 200% vesting). The target number of PSUs for each of Mr. Tuweiq and Ms. Hutkin were 16,236 and 1,776, respectively,

Finally, as previously promised to them and as previously disclosed, Ms. Hutkin and Mr. Berry were each granted 10,000 RSAs in connection with their promotions effective January 1, 2023, which vest in equal one-third installments on each of the first, second and third anniversaries of the grant date subject to continued service on each vesting date (with certain exceptions for voluntary retirements).

Equity Grant Timing Considerations. Consistent with our annual compensation cycle, the Board has adopted a practice of generally making annual grants on or around March 15, other than grants for new hires, promotions or pursuant to the terms of an employment contract.  Our non-employee directors receive a portion of their director fees in RSAs each year, which pursuant to the practice described above are to be issued on the same annual timing in March as awards for employees. The timing of any equity-based awards in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an employee’s commencement of employment or promotion effective date). In all cases, the timing of grants occurs independent of the release of any material nonpublic information, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Please refer to the tables on pages 33-35 for a summary of Grants of Plan-Based Awards During 2025, Outstanding Equity Awards at December 31, 2025 and Stock Awards Vested During 2025.

Retirement Benefits

Supplemental Executive Retirement Plan

We have designed our Supplemental Executive Retirement Plan (the “SERP”) to provide a limited number of our key management and other key associates with supplemental retirement and death benefits. Each of our NEOs, aside from Mr. Tuweiq, is a participant in the SERP. Participants in the SERP are selected by our Compensation Committee based upon recommendations from our Chief Executive Officer. We believe that this benefit incentivizes key associates to remain with us on a career-long basis and engenders loyalty to our Company.

Benefits available under the SERP vary depending upon when and how a participant terminates employment with us. If a participant retires on his normal retirement date (65 years old, 20 years of service, and five years of participation in the SERP), his or her normal retirement benefit under the SERP would be annual payments equal to 40% of his or her average base compensation -- using compensation from the highest five consecutive calendar years of SERP participation -- payable in monthly installments for the remainder of his or her life. If a participant retires early (55 years old, 20 years of service, and five years of participation in the SERP), his or her early retirement benefit would be an amount (i) calculated as if his or her early retirement date were in fact such participant’s normal retirement date, (ii) multiplied by a fraction, the numerator being the actual years of service the participant has with us and the denominator being the years of service the participant would have had if he or she had retired at his or her normal retirement date, and (iii) actuarially reduced to reflect the early retirement date. If a participant dies prior to receiving 120 monthly payments under the SERP, his or her beneficiary is entitled to continue receiving benefits for the shorter of (i) the time necessary to complete 120 monthly payments or (ii) 60 months. If a participant dies while employed by us, his or her beneficiary will receive, as a survivor benefit, an annual amount equal to (i) 100% of the participant’s annual base salary at the date of death for one year, and (ii) 50% of the participant’s annual base salary at the date of death for each of the following four years, each payable in monthly installments. Our SERP also provides for disability benefits, and a forfeiture of benefits if a participant terminates employment for reasons other than those contemplated under the SERP.

In the event of a “change in control” (as defined in the SERP), each participant who is employed by us at the time of the change in control will be entitled to a normal retirement benefit commencing immediately following termination of employment (or in the case of certain participants who are “specified employees” for purposes of Section 409A of the Internal Revenue Code of 1986, as amended (discussed below), six months after termination of employment).  The normal retirement benefit payable under these circumstances will be the actuarial equivalent of the benefit that would commence upon the date that the participant would have attained his or her normal retirement date if he or she had not terminated employment.  Further, each participant’s average base compensation will be deemed to be equal to his or her annual base compensation in effect prior to the change in control.  If we have established a trust to accumulate assets from which to pay SERP benefits, then we will fully fund the trust in connection with a change in control in order to ensure that there will be sufficient assets set aside to pay all SERP benefits.  A “change in control” for purposes of the SERP includes a merger or consolidation with another corporation whereby our shareholders do not own a majority of the surviving or successor entity, an acquisition of 50% or more of our voting securities by one person or a group of persons acting together, a sale of all or substantially all of our assets to any person, our dissolution or liquidation or if the members of our incumbent Board of Directors (or their successors, if approved by them) cease for any reason to constitute at least two-thirds of the members of our Board.

The Pension Benefits Table on page 36 shows the estimated present value of the accumulated benefit as of December 31, 2025 and certain other information for NEOs participating in the SERP, as calculated based on the assumptions described therein.

Deferred Compensation Plan

The Company also maintains a Nonqualified Deferred Compensation Plan (the “DCP”) in which Mr. Tuweiq is a participant.

Under the DCP, annual credits to a participant’s DCP account may be made either in fixed amounts or a percentage of the participant’s base salary.  Under Mr. Tuweiq’s new employment agreement dated as of February 3, 2025, Mr. Tuweiq will continue to participate in the DCP on terms no less favorable than any other senior executive of the Company; as such Mr. Tuweiq’s DCP account was credited with $49,346 for 2025.

DCP accounts, as adjusted for earnings and losses, generally vest in full at age 65 (age 55 in the case of Mr. Tuweiq) or upon termination due to disability, death or a change in control (as defined in the DCP).  In the event of termination due to any other reason before age 65 (age 55 in the case of Mr. Tuweiq), the DCP account is forfeited.  The DCP account, if vested, is payable in a single lump sum upon the earlier of separation from service or a change in control.

The Nonqualified Deferred Compensation Table on page 36 shows amounts credited to the account of Mr. Tuweiq under the DCP for 2025 and his DCP balance as of December 31, 2025.

Other Non-Performance Benefit Plans

Our NEOs are eligible to participate, as are all our associates who meet applicable service requirements, in the following types of non-performance benefit plans. Our associates, including our NEOs, are entitled to participate in either our domestic 401(k) plan or our Far East Retirement Plan.

●

Pursuant to our domestic 401(k) plan, we make matching contributions of pre-tax elective deferral contributions made by associates. During 2025, the Company matched 100% of the first 1% of compensation contributed by participants and 50% of the next 5% of compensation contributed by participants. Compensation of participants in excess of statutory limits for tax-qualified plans ($350,000 in 2025) is disregarded for purposes of determining contributions by participants and matching contributions. Matching contributions are made in cash and invested in shares of our Class A Common Stock, though participants who have three or more years of service are able to divest their Class A Common Stock and reinvest in other investment alternatives offered under the plan. For years prior to 2012, our matching contributions under the domestic 401(k) plan were made in shares of our Class B Common Stock.

●

The Far East Retirement Plan is a defined contribution mandatory provident fund arrangement established pursuant to Hong Kong law. Subject to certain minimum and maximum levels under Hong Kong law, five percent of a participant’s salary must be contributed to the Far East Retirement Plan. We match amounts contributed to the Far East Retirement Plan. Mr. Lai is the only Named Officer who participates in the Far East Retirement Plan. Our match in 2025 equated to 10% of Mr. Lai’s annual cash earnings and was funded in cash.

●

We maintain medical and dental health insurance plans for our associates on a non-discriminatory basis. Except for union associates covered by union programs, associates in the U.S. contribute approximately 20% of the premiums related to our medical and dental insurance plans. We also provide life insurance for all U.S. associates.

We believe that the insurance plans we offer are important components of our comprehensive benefit package and induce associates to remain with us. We believe that our domestic 401(k) plan induces our associates to save for future retirement needs, and we encourage this by matching individual plan contributions, as described above, by participating associates.

Severance Benefits

The Company has a written severance pay plan that applies to all of our full-time, non-union U.S. associates. Under the plan, a covered associate is generally eligible for severance benefits if his or her employment is involuntarily terminated without cause. Severance pay is payable in a lump sum and is based on an eligible associate’s years of service, including in certain cases years of service with an entity acquired by the Company. Severance is subject to the individual’s execution of a release agreement. Severance is equal to two weeks of base pay for each year of service, with a minimum of four weeks’ and a maximum of 52 weeks’ severance. An eligible employee is also eligible for Company-paid health coverage for one month. Each of our NEOs would be eligible for Bel’s standard severance policy as noted herein, with the exception of Mr. Tuweiq and Ms. Hutkin who are eligible for the severance benefits outlined in his or her respective employment agreement and Mr. Lai who is not covered by the severance policy.

The table on page 37 titled “Potential Payments Upon Termination of Employment” shows the estimated cash severance and other benefits payable to our NEOs in connection with (A) an involuntary termination of employment both in connection with a change in control of Bel (as defined in the applicable arrangements or agreements) and not in connection with a change in control of Bel, or (B) a termination due to retirement.

2026 Compensation Program

The Compensation Committee did not increase salaries in fiscal 2026 for any NEOs currently serving as executive officers. The Compensation Committee also made no changes to these executive officers’ target “Total Incentive” award opportunities for 2026. In addition to the RSA grant covering amounts earned in equity in 2025 under the 2025 Incentive Compensation Program, all such executive officers received a grant of PSUs with substantially similar terms to those granted in 2025.

Compensation Committee Report

The information contained in the following report of Bel’s Compensation Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless and only to the extent that Bel specifically incorporates it by reference.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (pages 23 through 31, which, pursuant to SEC rules, does not include the Fiscal Year 2025 Compensation Tables, Pay Ratio and Pay versus Performance discussions) included in this proxy statement.

Based on its review and discussions with management, the Compensation Committee has recommended to the Board of Directors that this Compensation Discussion and Analysis be incorporated by reference into the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and included in this proxy statement. This report is provided by the following independent directors, who comprise the Compensation Committee as of the rendering of this report:

Submitted by the Compensation Committee

Mark B. Segall, Chair

Jacqueline Brito

Peter Gilbert

David J. Valletta

FISCAL YEAR 2025 COMPENSATION TABLES

Summary of Cash and Certain Other Compensation

The following table sets forth, for the years ended December 31, 2025, 2024 and 2023 a summary of the compensation earned by our NEOs for December 31, 2025.  Pursuant to SEC rules, our NEOs are all individuals who served during 2025 as our CEO or our CFO and our three most highly compensated executive officers in 2025, other than our CEO and CFO, who were still serving as of December 31, 2025.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Stock Awards (2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (4) ($)	All Other Compensation (5) ($)	Total ($)
Daniel Bernstein, Former President and Chief Executive Officer	2025 2024 2023	243,458 600,000 600,000	- - 216,881	690,718 611,895 -	281,250 750,000 675,000	- 20,487 179,510	380,849 29,807 37,595	1,596,275 2,012,189 1,708,986
Farouq Tuweiq, President and Chief Executive Officer (Former Chief Financial Officer and Treasurer)	2025 2024 2023	509,711 375,000 375,000	- - 168,917	3,299,751 331,410 -	1,000,000 196,875 548,438	- - -	99,720 59,080 65,176	4,909,182 962,365 1,157,531
Lynn Hutkin Chief Financial Officer, Treasurer and Secretary	2025	263,885	-	981,557	246,094	91,103	19,684	1,602,323
Peter Bittner III, Former President of Bel Connectivity Solutions	2005 2024 2023	300,000 300,000 300,000	- - 149,106	120,849 135,970 -	225,000 196,875 225,000	97,427 - 84,561	20,132 18,137 27,496	763,408 650,982 786,163
Joseph Berry Former President of Bel Magnetic Solutions	2025	220,000	-	785,136	123,750	119,585	17,414	1,265,885
Kenneth Lai, Vice President of Asia Operations	2025 2024	225,000 225,000	- -	21,771 76,500	194,063 70,875	67,955 -	480,055 361,443	988,844 733,818

1.	Represents discretionary bonuses before the establishment of our Incentive Compensation Program.

2.

Represents the aggregate grant date fair value of (1) for all our NEOs, amounts earned under our 2024 Incentive Compensation Program in the form of RSAs and granted in 2025, as described in our proxy statement filed on April 11, 2025, (2) for Tuweiq and Ms. Hutkin, PSUs granted in 2025, as described in “Compensation Discussion and Analysis—Long-Term Stock Incentive Compensation,” and (3) for Ms. Hutkin and Berry, RSAs granted in 2025 in connection with their promotions effective 2023, as described in “Compensation Discussion and Analysis—Long-Term Stock Incentive Compensation.” In accordance with SEC rules, no amounts are shown in this column for equity awards granted in 2026 under our 2025 Incentive Compensation Program even though performance for such awards related to 2025. The grant date fair value for grants of RSAs is based on the closing price of Class B Common Stock on the date of grant, disregarding potential forfeitures based on service requirements, and for grants of PSUs, is based on the probable outcome of the performance-based condition applicable to the grant on the date of grant (which was determined to be a payout at the maximum level), in each case, in accordance with FASB ASC Topic 718. For more information regarding these assumptions, see Note 16 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025.

3.	The amounts reported in the “Non-Equity Incentive Plan Compensation” column reflect the amounts earned by each NEO under the Company’s 2025 Incentive Compensation Program in the form of cash.

4.

The amounts in this column represent the year over year change in the actuarial present value of the NEOs benefit under the SERP, based on assumptions used for financial statement reporting purposes. The DCP does not provide for above-market or preferential returns on DCP accounts. Thus, no amount is included in this column with respect to the DCP.

5.	“All Other Compensation” for 2025 consists of the following:

Name	Transportation Allowance ($)	Employer Contributions to 401(k) Plan to Match Pre-tax Elective Contributions (included under “Salary”) ($)	Dividends paid with respect to Restricted Shares Referenced in the Beneficial Ownership Table above ($)	Other(1) ($)	Total Other Compensation ($)
Daniel Bernstein	4,250	4,125	6,513	365,961	380,849
Farouq Tuweiq	12,525	9,609	12,306	65,280	99,720
Lynn Hutkin	-	8,991	4,872	5,821	19,684
Peter Bittner III	7,700	5,657	1,304	5,471	20,132
Joseph Berry	-	9,199	3,933	4,282	17,414
Kenneth Lai	24,845	29,562	-	425,648	480,055

1.

For Mr. Bernstein, “Other” compensation includes $297,500 of transition service fees. For Mr. Tuweiq, “Other” compensation includes $55,596, credited to his deferred compensation accounts under the Company’s DCP for 2025 (see “2025 Compensation Elements – Retirement Benefits” above). For Kenneth Lai, “Other” compensation includes $425,648 of a tax equalization benefit. Other benefits for our NEOs, none of which individually exceeded the greater of $25,000 or 10% of the total amount of personal benefits for the named executive, includes items such as medical plan opt-out compensation and gift card compensation related to service awards and other Company programs.

GRANTS OF PLAN-BASED AWARDS DURING 2025

		Estimated Future Potential Payouts under Non-Equity Incentive Plan Awards (1)			Estimated Future Potential Payouts under Equity Incentive Plan Awards (2)
Name (a)	Grant Date (b)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares or Units of Stock (#)	Grant Date Fair Value of Stock Awards ($)
Daniel Bernstein	3/15/2025 (1)							9,042	690,718
	---(4)	112,500	450,000	900,000
Farouq Tuweiq	3/15/2025 (1)							19,167	1,619,325
	5/27/2025 (2)				8,118	16,236	32,472		1,680,426
	---(4)	400,000	1,600,000	3,200,000
Lynn Hutkin	3/15/2025 (1)							443	33,841
	5/27/2025 (2)				888	1,776	3,552		183,816
	3/15/2025 (3)							10,000	763,900
	---(4)	76,563	306,250	612,500
Peter Bittner III	3/15/2025 (1)							1,582	120,849
	---(4)	93,750	375,000	750,000
Joseph Berry	3/15/2025 (1)							278	21,236
	3/15/2025 (3)							10,000	763,900
	---(4)	68,750	275,000	550,000
Kenneth Lai	3/15/2025 (1)							285	21,771
	---(4)	56,250	225,000	450,000

1.

Represents the grant date fair value of amounts earned under our 2024 Incentive Compensation Program in the form of stock and granted in 2025, as described in our proxy statement filed on April 11, 2025. In calculating these values, we have multiplied the closing market price of our Class B Common Stock on the date of grant by the applicable number of shares of Class B Common Stock underlying the NEO’s stock award in accordance with FASB ASC Topic 718. For more information regarding these assumptions, see Note 16 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025.

2.

Represents PSUs granted in 2025, as described in “Compensation Discussion and Analysis—Long-Term Stock Incentive Compensation.” The amounts disclosed in the “Estimated Future Payouts Under Equity Incentive Plan Awards” columns represent the number of shares of Class B Common Stock issuable assuming achievement of the specific threshold, target or maximum levels of performance over the performance period. The grant date fair value is based on the probable outcome of the performance-based condition applicable to the grant on the date of grant (which was determined to be a payout at the maximum level) in accordance with FASB ASC Topic 718.  For more information regarding these assumptions, see Note 16 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025.

3.

Represents RSAs granted in 2025 in connection with promotions effective 2023. In calculating these values, we have multiplied the closing market price of our Class B Common Stock on the date of grant by the applicable number of shares of Class B Common Stock underlying the NEO’s stock award in accordance with FASB ASC Topic 718. For more information regarding these assumptions, see Note 16 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025.

4.

Represents the “Total Incentive” award opportunities granted under the Company’s 2025 Incentive Compensation Program in the form of cash, as described in “Compensation Discussion and Analysis—Short-Term Incentive Compensation.”

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2025

The following table sets forth, for each of our NEOs, information regarding stock awards outstanding at December 31, 2025. Each of the stock awards referred to in the table below was granted pursuant to our 2020 Equity Compensation Plan. The vesting dates applicable to each stock award are set forth in footnotes that follow the table. None of our NEOs had any stock options outstanding as of December 31, 2025.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Daniel Bernstein	19,348	3,282,001	—	—
Farouq Tuweiq	37,206	6,311,254	32,472	5,508,225
Lynn Hutkin	15,295	2,594,491	3,552	602,526
Peter Bittner III	3,206	543,834	—	—
Joseph Berry	12,460	2,113,590	—	—
Kenneth Lai	7,699	1,305,981	—	—

1.

Represents the number of shares of our Class B Common Stock covered by RSAs granted under our 2020 Equity Compensation Plan that were not vested as of December 31, 2025. For more information, see the disclosure under this table.

2.

Represents the aggregate market value as of December 31, 2025 of the RSAs. For more information, see the disclosure under this table. In calculating market values in the table above, we have multiplied the closing market price of our Class B Common Stock on the last trading day in 2025 of $169.63 by the applicable number of shares of Class B Common Stock underlying the NEO’s unvested stock awards.

3.

Represents the number of PSUs that are eligible to vest, based on our relative TSR from the grant date until the third anniversary thereof. In accordance with SEC rules and based on the relative TSR from the grant date through December 31, 2025, this table shows the number of shares underlying the outstanding PSU award assuming a payout at the maximum level. For more information, see the disclosure under this table.

4.

Represents the aggregate market value as of December 31, 2025 of the PSUs. In calculating market values in the table above, we have multiplied the closing market price of our Class B Common Stock on the last trading day in 2025 of $169.63 by the applicable number of shares of Class B Common Stock underlying the NEO’s unearned PSUs. In accordance with SEC rules and based on the relative TSR from the grant date through December 31, 2025, this table shows the number of shares underlying the outstanding PSU award assuming a payout at the maximum level. For more information, see the disclosure under this table.

In the table above, the vesting dates for the NEO's stock awards are as follows:

●         As of December 31, 2025, Mr. Bernstein had 19,348 restricted shares of Class B Common Stock, vesting as follows: 6,667 shares vest as of March 15, 2026; 3,000 shares vest as of November 15, 2026; 6,667 shares vest as of March 15, 2027; and 3,014 shares vest as of March 15, 2028.

●        As of December 31, 2025, Mr. Tuweiq had 37,206 restricted shares of Class B Common Stock vesting as follows:  6,389 shares vest as of February 3, 2026; 2,505 shares vest as of March 15, 2026; 2,500 shares vest as of May 15, 2026; 5,000 shares vest as of November 15, 2026; 2,506 shares vest as of March 15, 2027; 5,000 shares vest as of November 15, 2027; 528 share vest on March 15, 2028; and 1,597 shares vest on each June 3, 2026, September 3, 2026, December 3, 2026, March 3, 2027, June 3, 2027, September 3, 2027;  December 3, 2027; and February 3, 2028. Also as of December 31, 2025, Mr. Farouq had 16,236 PSUs, which vest on May 27, 2028, upon attainment of related service and performance requirements. For more information, see “Compensation Discussion and Analysis—Long-Term Stock Incentive Compensation.”

●        As of December 31, 2025, Ms. Hutkin had 15,295 restricted shares of Class B Common Stock vesting as follows: 3,907 shares vest as of March 15, 2026; 2,000 shares vest as of November 15, 2026; 3,907 shares vest as of March 15, 2027; 2,000 shares vest as of November 15, 2027; and 3,481 shares vest as of March 15, 2028. Also as of December 31, 2025, Ms. Hutkin had 1,776 PSUs, which vest on May 27, 2028, upon attainment of related service and performance requirements. For more information, see “Compensation Discussion and Analysis—Long-Term Stock Incentive Compensation.”

●         As of December 31, 2025, Mr. Bittner had 3,206 restricted shares of Class B Common Stock vesting as follows: 1,339 shares vest as of March 15, 2026; 1,339 shares vest as of March 15, 2027; and 528 shares vest as of March 15, 2028.

●         As of December 31, 2025, Mr. Berry had 12,460 restricted shares of Class B Common Stock, vesting as follows: 3,767 shares vest as of March 15, 2026; 1,500 shares vest as of November 15, 2026; 3,767 shares vest as of March 15, 2027; and 3,426 shares vest as of March 15, 2028.

●         As of December 31, 2025, Mr. Lai had 7,699 restricted shares of Class B Common Stock, vesting as follows:  552 shares vest as of March 15, 2026; 1,500 shares vest as of May 15, 2026; 2,500 shares vest as of November 15, 2026; 552 shares vest as of March 15, 2027; 2,500 shares vest as of November 15, 2027; and 95 shares vest as of March 15, 2028.

STOCK AWARDS VESTED DURING 2025

The following table sets forth, for each of the NEOs, information regarding stock awards that vested during 2025.  The “value realized on vesting” represents the number of shares of Class B Common Stock set forth in column (d) multiplied by the market price of our Class B Common Stock on the date on which the NEO’s stock award vested.

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Daniel Bernstein	6,652	721,986
Farouq Tuweiq	9,478	1,083,674
Lynn Hutkin	2,426	327,882
Peter Bittner III	3,311	256,177
Joseph Berry	1,841	247,554
Kenneth Lai	4,456	520,544

PENSION BENEFITS TABLE

The table below shows the present value of the accumulated benefit as of December 31, 2025 and certain other information for NEOs participating in our SERP, as calculated based on the assumptions described.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Daniel Bernstein	Supplemental Executive Retirement Plan	47	2,032,322	112,000
Farouq Tuweiq	Supplemental Executive Retirement Plan	-	-	0
Lynn Hutkin	Supplemental Executive Retirement Plan	18	340,982	0
Peter Bittner III	Supplemental Executive Retirement Plan	29	699,155	0
Joseph Berry	Supplemental Executive Retirement Plan	37	667,008	0
Kenneth Lai	Supplemental Executive Retirement Plan	21	373,571	0

1.

We have determined the years of credited service based on the same measurement date that we used in preparing our audited financial statements for the year ended December 31, 2025; we refer to that date as the “Plan Measurement Date.”

2.

When we use the phrase “present value of accumulated benefit”, we are referring to the actuarial present value of the NEO’s accumulated benefits under the SERP, calculated as of the Plan Measurement Date.

3.	Refers to the dollar amount of any payments and benefits actually paid or otherwise provided to the NEO during 2025 under the SERP. See above for a description of the SERP.

NONQUALIFIED DEFERRED COMPENSATION TABLE

The table below shows amounts credited to the NEO’s account under our Nonqualified Deferred Compensation Plan (“DCP”) for 2025 and their DCP balances as of December 31, 2025.

	Company Contributions in 2025 ($)	Aggregate Earnings for 2025 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2025 ($)
Daniel Bernstein	-	-	-	-
Farouq Tuweiq	55,596	7,872	-	168,881
Lynn Hutkin	-	-	-	-
Peter Bittner III	-	-	-	-
Joseph Berry	-	-	-	-
Kenneth Lai	-	-	-	-

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT

The following table shows the estimated cash severance and other benefits payable to our NEOs in connection with (A) an involuntary termination of employment (i.e., a termination without cause or, in the cases of Mr. Tuweiq’s and Ms. Hutkin, resignation for good reason) both in connection with a change in control of Bel (as defined in the applicable arrangements or agreements) (a “CIC Termination”) and not in connection with a change in control of Bel (a “Non-CIC Termination”), or (B) a termination due to retirement. Generally, on any termination, the applicable NEO will also receive accrued and unpaid salary and other benefits until the date of termination. In addition, the table below assumes that our NEOs comply with all applicable restrictive covenants and, to the extent required, execute a release in favor of Bel.

The table quantifies certain compensation that would have been payable under existing compensation plans arrangements, or employment agreements as applicable, had a NEO’s employment terminated on December 31, 2025.

A number of factors could affect the amount of certain of the benefits included in the table, including the Company’s stock price at the time.  Accordingly, the actual amounts payable upon any of the events below could be different than those shown.

Potential Payments Upon Termination of Employment

Name	Type of Benefit	Involuntary Termination not in Connection with a Change in Control ($)	Involuntary Termination Immediately Following a Change in Control ($)	Retirement ($)
Farouq Tuweiq	Cash Severance(1) Target Annual Bonus(2) Deferred Compensation(3) Equity Acceleration(4) Continued Benefits(5) Outplacement Total	2,800,000 1,600,000 168,881 11,819,479 75,693 -0- 16,464,053	4,200,000 1,600,000 168,881 11,819,479 113,539 25,000(6) 17,926,899(7)	-0- -0- -0- -0- -0- -0- -0-
Lynn Hutkin	SERP (8) Cash Severance(9) Target Annual Bonus (10) Equity Acceleration(11) Continued Benefits (12) Outplacement Total	-0- 300,000 375,000 3,197,016 37,465 -0- 3,909,481	1,453,237 1,350,000 375,000 3,197,016 74,930 10,000 6,460,183	-0- -0- -0- -0- -0- -0- -0-
Peter Bittner III	SERP(8) Cash Severance(13) Total	-0- 300,000 300,000	1,438,258 300,000 1,738,258	1,061,036 -0- 1,061,036
Joseph Berry	SERP(8) Cash Severance(13) Total	-0- 220,000 220,000	1,078,072 220,000 1,298,072	860,182 -0- 860,182
Kenneth Lai(15)	SERP(8) Total	-0- -0-	1,061,590 1,061,590	-0- -0-

(1)

Pursuant to Mr. Tuweiq’s CEO Employment Agreement, he is entitled to severance, payable in installments, equal to two times the sum of (a) his CEO base salary ($600,000) and (b) the cash portion of his CEO target annual bonus ($800,000) in the event of an involuntary termination without cause or resignation for good reason (as such terms are defined in his CEO Employment Agreement) prior to a change in control (a “Non-CIC Termination”), and three times such amounts if such a termination occurs on or after a change in control (a “CIC Termination”).

(2)

Pursuant to Mr. Tuweiq’s CEO Employment Agreement, he is entitled to payment of his target annual bonus ($1,600,000), prorated based on the period of the year in which he was employed by Bel.  For purposes of this illustration, it is assumed that he terminated on the last day of Bel’s fiscal year and would be entitled to the full target annual bonus without proration.

(3)	Pursuant to Mr. Tuweiq’s CEO Employment Agreement, his entire DCP balance is deemed vested and payable in a lump sum in accordance with the DCP.

(4)

Pursuant to Mr. Tuweiq’s CEO Employment Agreement, all outstanding equity awards issued to him continue to vest in accordance with their terms in the event of Non-CIC Termination and become fully vested in the event of CIC Termination. However, all restricted shares of Bel’s Class B Common Stock awarded to him pursuant to those certain restricted stock award agreements dated May 15, 2021 and November 15, 2022, respectively, will, to the extent not previously vested, thereupon also be fully vested in the event of a Non-CIC Termination. The dollar figures shown above represents the value of all outstanding restricted shares of Class B Common Stock granted to Mr. Tuweiq as of December 31, 2025, based on the closing price of our Class B shares as of December 31, 2025. The dollar figures shown above also include the fair market value of Mr. Tuweiq’s PSUs outstanding as of December 31, 2025, utilizing the closing price of our Class B shares on that date. Based on the relative TSR from the grant date through December 31, 2025, for purposes of this illustration, this table shows the number of shares underlying the outstanding PSU award assuming a payout at the maximum level.

(5)

Pursuant to Mr. Tuweiq’s CEO Employment Agreement, he is entitled to continued health coverage under Bel’s group health plan for up to 24 months following a Non-CIC Termination and up to 36 months in the event of a CIC Termination, provided that he elects “COBRA” coverage and pays the amount that is charged to active employees for health coverage.  The amount shown is an estimate of the cost of family coverage under Bel’s Silver medical plan for such period based on Bel’s current “COBRA” costs in excess of the cost for health coverage charged to active employees.

(6)	Pursuant to Mr. Tuweiq’s CEO Employment Agreement, he is entitled to outplacement services valued at up to $25,000 in the event of a CIC Termination.

(7)

Mr. Tuweiq’s CEO Employment Agreement provides that the aggregate payments and benefits payable to him as a result of an involuntarily termination occurring on or after a change in control will be reduced to the extent necessary to prevent the payments and benefits from being subject to an excise tax under Section 4999 of the Code unless, after payment of all taxes and penalties, his after-tax benefit will exceed his after-tax benefit capped at the maximum amount that would avoid a penalty under Section 4999 of the Code.

(8)

As of December 31, 2025, Mr. Bittner and Mr. Berry were each eligible for early retirement under the SERP and had they retired on December 31, 2025, Mr. Bittner would have been entitled to a monthly benefit for life in the amount of $6,068 and Mr. Berry would have been entitled to a monthly benefit for life in the amount of $5,191. As of December 31, 2025, Ms. Hutkin and Mr. Lai had not attained early retirement eligibility under the SERP and were therefore not entitled to any SERP benefit in the event of termination or retirement. However, as of that date, each would be entitled to a monthly benefit for life under the SERP in the event of termination on or following a change in control of Bel (as defined in the SERP), with Ms. Hutkin entitled to $7,693, Mr. Bittner entitled to $8,225, Mr. Berry entitled to $6,505, and Mr. Lai entitled to $5,880. Although these benefits are not payable in a lump sum, for purposes of this table, the amounts shown under column (d) represent the present value of the monthly benefit based on actuarial assumptions used for our financial reporting purposes.

(9)

Pursuant to Ms. Hutkin’s CFO Employment Agreement, in the event of a Non-CIC Termination, she is entitled to receive continued payments of her CFO base salary for a period of twelve (12) months, payable in accordance with the Company’s normal payroll practices. Although this benefit is not payable in a lump sum, for purposes of this table, the amounts shown represent the aggregate amount for the 12 month period,  In the event of a CIC Termination, she is entitled to a lump sum cash severance payment, equal to two times the sum of: (a) her CFO base salary ($300,000) and (b) her CFO target annual bonus ($375,000).

(10)

Pursuant to Ms. Hutkin’s CFO Employment Agreement, she is entitled to payment of her target annual bonus ($375,000), prorated based on the period of the year in which she was employed by Bel.  For purposes of this illustration, it is assumed that she terminated on the last day of Bel’s fiscal year and would be entitled to the full target annual bonus without proration.

(11)

Pursuant to Ms. Hutkin’s CFO Employment Agreement, all outstanding equity awards issued to her continue to vest in accordance with their terms in the event of Non-CIC Termination and become fully vested in the event of CIC Termination. The dollar figures shown above represent the value of all outstanding restricted shares of Class B Common Stock granted to Ms. Hutkin as of December 31, 2025, based on the closing price of our Class B shares as of December 31, 2025. The dollar figures shown above also include the fair market value of Ms. Hutkin’s PSUs outstanding as of December 31, 2025, utilizing the closing price of our Class B shares on that date. Based on the relative TSR from the grant date through December 31, 2025, for purposes of this illustration, this table shows the number of shares underlying the outstanding PSU award assuming a payout at the maximum level.

(12)

Pursuant to Ms. Hutkin’s CFO Employment Agreement, she is entitled to continued health coverage under Bel’s group health plan for up to 12 months following a Non-CIC Termination and up to 24 months in the event of a CIC Termination, provided that she elects “COBRA” coverage and pays the amount that is charged to active employees for health coverage. The amount shown is an estimate of the cost of family coverage under Bel’s HSA medical plan for such period based on Bel’s current “COBRA” costs in excess of the cost for health coverage charged to active employees.

(13)	Amount shown is based on the maximum severance of 52 weeks under Bel’s severance pay plan.

EMPLOYMENT AND OTHER MANAGEMENT AGREEMENTS

Offer Letters

The Company maintains employment agreements with Mr. Tuweiq and Ms. Hutkin and a transition agreement and board services agreement with Mr. Bernstein, as summarized below. It also entered into an offer letter with Mr. Lai dated July 27, 2022, which does not provide for severance or other termination-related pay or benefits.

Tuweiq Employment Agreement

In connection with Mr. Tuweiq’s appointment as President and CEO, Mr. Tuweiq and the Company have entered into an Amended and Restated Employment Agreement (the “CEO Employment Agreement”), dated February 3, 2025 (the “Agreement Date”), which outlines the terms of Mr. Tuweiq’s employment as President and CEO of Bel, effective immediately following the Annual Meeting. The CEO Employment Agreement provides for an initial term of three (3) years which will automatically renew for successive one-year terms unless terminated in accordance with its terms or either party provides notice of non-renewal at least one hundred and twenty (120) calendar days before the expiration of the then-current term.

Under the CEO Employment Agreement, Mr. Tuweiq will receive an annual base salary of $600,000, subject to review no less frequently than annually by the Compensation Committee for potential increase (but not decrease) if the Compensation Committee, in its discretion, deems appropriate. Mr. Tuweiq is also eligible (i) for target annual variable compensation of $1,600,000 (which is subject to upward adjustment from time to time in the discretion of the Compensation Committee), which can range from 0% to 200% of the target depending on the level of achievement of applicable goals established by the Compensation Committee (which may be based on a combination of individual and Company related performance objectives), with any annual variable compensation determined to have been earned to be paid half in cash and half in time-based restricted stock units (“RSUs”) and/or restricted shares, provided that the Compensation Committee has the discretion to change such allocation; (ii) for an annual Long-Term Performance Award of $1,200,000, payable in cash and/or equity (including RSUs and/or restricted shares with vesting conditions), provided that the Compensation Committee shall have discretion to increase or decrease the Long-Term Performance Award grant amount for any year based on its evaluation of Mr. Tuweiq’s performance and/or such other factors as the Compensation Committee deems appropriate; and (iii) to continue to participate in the DCP. Mr. Tuweiq will receive an annual transportation allowance of $15,000 and reimbursement for up to $10,000 in legal fees related to the negotiation of the CEO Employment Agreement. In recognition of Mr. Tuweiq’s promotion as CEO, upon the Agreement Date, he was also awarded 19,167 restricted shares of Class B Common Stock under the 2020 Equity Compensation Plan (the “Promotion Award”), 1/3rd of which will vest on the one-year anniversary of the start date of Mr. Tuweiq’s tenure as President and CEO and the balance of which will vest in monthly installments of 1/24th per month thereafter.

In the event of termination, Mr. Tuweiq is entitled to various severance benefits depending on the circumstances. If terminated by the Company without Cause (as defined in the CEO Employment Agreement), including if terminated upon expiration of the employment term due to the Company’s issuance of a non-renewal notice, or if he resigns for Good Reason (as defined in the CEO Employment Agreement), in each case prior to a change in control, Mr. Tuweiq will be entitled to receive amounts accrued under the CEO Employment Agreement and, subject to Mr. Tuweiq’s execution and non-revocation of a release of claims in a form acceptable to the Company (a “Release”), and compliance with the terms of the CEO Employment Agreement, he will receive (i) severance pay equal to two (2) times the sum of his base salary and cash portion of his target annual variable compensation, (ii) a lump sum cash payment equal to his pro-rata target variable compensation for the calendar year of termination, (iii) continued vesting of all outstanding equity awards, including the Promotion Award and the equity portion of his annual variable compensation, (iv) the full vesting of all restricted shares awarded under those certain Restricted Stock Award Agreements dated May 15, 2021 and November 15, 2022, respectively (the “2021 and 2022 RSA Awards”), (v) full vesting of Mr. Tuweiq’s interest in the DCP, payable in accordance with the terms of the DCP, and (vi) continued health coverage at active employee rates for up to twenty-four (24) months. If such a termination occurs on or within twenty-four (24) months following a Change in Control Event (as defined in the Company Equity Plan), Mr. Tuweiq will be entitled to receive amounts accrued under the CEO Employment Agreement, and subject to Mr. Tuweiq’s execution of a Release and compliance with the terms of the CEO Employment Agreement, he will receive (i) three (3) times the sum of his base salary and cash portion of his target annual variable compensation, (ii) a lump sum cash payment equal to his pro-rata target variable compensation for the calendar year of termination, (iii) full vesting of all outstanding equity awards granted to Mr. Tuweiq, including the equity portion of his annual variable compensation, the Promotion Award and the 2021 and 2022 RSA Awards, (iv) full vesting of his interest in the DCP payable in accordance with its terms, (v) continued health coverage at active employee rates for up to thirty-six (36) months, and (vi) up to $25,000 worth of outplacement services through an outplacement firm of Mr. Tuweiq’s choosing.

The CEO Employment Agreement also includes provisions for confidentiality, non-competition, non-solicitation, and non-disparagement, as well as intellectual property assignment and clawback provisions.

Hutkin Employment Agreement

In connection with Lynn Hutkin’s appointment as Chief Financial Officer and Principal Accounting Officer, Ms. Hutkin and the Company have entered into an Employment Agreement (the “CFO Employment Agreement”), effective May 28, 2025. The CFO Employment Agreement outlines the terms of Ms. Hutkin’s employment as CFO and Principal Accounting Officer, which is at-will and may be terminated by either party at any time, subject to sixty (60) days’ advance written notice unless terminated for Cause or Disability. Ms. Hutkin will report to the President and Chief Executive Officer and perform duties consistent with the CFO position or as required by the CEO or the Board.

Under the CFO Employment Agreement, Ms. Hutkin will receive an annual base salary of $300,000, subject to review no less frequently than annually by the Compensation Committee for potential upward adjustment. She is also eligible for target annual variable compensation equal to 125% of her base salary ($375,000), subject to upward adjustment if her base salary increases. Actual payout ranges from 0% to 200% of target, based on achievement of goals set by the Compensation Committee, and is paid 60% in cash and 40% in time-based restricted stock units (“RSUs”) and/or restricted shares, with the Committee retaining discretion to change this allocation. Ms. Hutkin is also eligible for an annual Long-Term Performance Award equal to 75% of her base salary ($225,000), payable in cash and/or equity (including RSUs or restricted shares with vesting conditions), subject to adjustment at the discretion of the Compensation Committee based on performance and other factors. Annual variable compensation and Long-Term Performance Awards may be paid in RSUs and/or restricted shares under the Company’s 2020 Equity Compensation Plan (or successor plan), with RSUs or restricted shares vesting annually over three years from the date of each award. She will participate in the Company’s Supplemental Executive Retirement Plan (“SERP”) and all employee benefit plans, practices, and programs available to employees generally. Ms. Hutkin will be reimbursed for reasonable and necessary business, entertainment, and travel expenses in accordance with Company policy, and is eligible for up to $5,000 in reimbursement for legal fees related to review and negotiation of the CFO Employment Agreement.

In the event of termination, Ms. Hutkin is entitled to accrued but unpaid base salary, unused paid time-off, unreimbursed business expenses, and employee benefits (including COBRA health coverage). If her employment is terminated by the Company without Cause or she resigns for Good Reason prior to a Change in Control Event, Ms. Hutkin will receive continued base salary payments for twelve (12) months, pro-rata variable compensation for the year of termination, continued vesting of all outstanding equity awards, an Early Retirement Benefit under SERP (if not attained Normal Retirement Date), and COBRA premium reimbursement for up to twelve (12) months. If such a termination occurs on or within twenty-four (24) months following a Change in Control Event, Ms. Hutkin will be entitled to a lump sum severance payment equal to two times the sum of her base salary and target annual variable compensation, a lump sum pro-rata target variable compensation for the year of termination, immediate vesting of all outstanding equity awards, continued healthcare coverage for up to twenty-four (24) months, SERP benefits per change in control provisions, and up to $10,000 in outplacement services.

The CFO Employment Agreement also includes provisions for confidentiality, non-competition (for twelve months post-termination), non-solicitation (for twelve months post-termination), and non-disparagement, as well as intellectual property assignment and clawback provisions. Ms. Hutkin is required to maintain ownership of Company stock as required by Board guidelines.

Bernstein Transition Agreement

To ensure a smooth transition of the CEO position, on February 3, 2025, the Company and Mr. Bernstein entered into a letter agreement (the “Transition Agreement”) which sets forth the terms and conditions of (i) Mr. Bernstein’s remaining term of employment as CEO (the “Employment Period”) which continued until immediately following the 2025 Annual Meeting (the “Effective Date”), and (ii) transition services to be provided by Mr. Bernstein during the one-year period following the Effective Date (the “Transition Period”). Among other things, the Transition Agreement provides that in addition to his duties as CEO, during the Employment Period and through the Transition Period, Mr. Bernstein will assist the Company in transitioning his CEO duties to Mr. Tuweiq to ensure a smooth and effective transition of Mr. Bernstein’s duties and responsibilities to Mr. Tuweiq, mentoring Mr. Tuweiq, serving as a liaison between the Board and Mr. Tuweiq, and providing such other services as may be reasonably requested by Mr. Tuweiq or the Board in connection with the transition (collectively, the “Transition Services”). Mr. Bernstein ceased to be an employee and officer of the Company upon the Effective Date.

With respect to the Employment Period through the Effective Date, the Transition Agreement provides that Mr. Bernstein will continue to receive compensation and be provided perquisites and employee benefits commensurate with that which is in effect as of the date of the Transition Agreement. The Transition Agreement further provides that Mr. Bernstein’s performance incentive award for 2024 was $1.5 million, payable 50% in cash and 50% in equity in accordance with past practice, and that for 2025, his target performance incentive award will be $900,000 (that is, 150% of his current annual base salary), with the actual amount of such performance incentive award, as determined by the Compensation Committee, to be based on the Company’s performance during the entire 2025 year and prorated based on his period of employment from January 1, 2025 through June 30, 2025, with the percentage achievement of his 2025 target performance incentive identical to that of the then current CEO’s 2025 target performance incentive, up to Mr. Bernstein’s maximum percentage of 150%, payable 50% in cash and 50% in shares of Class B Common Stock in accordance with the time and manner that performance incentive awards are paid to other senior executive officers, but no later than March 15, 2026. All outstanding stock awards granted to Mr. Bernstein will continue to vest during the Employment Period and during his service as a member of the Board; provided that all such awards granted with respect to his employment with the Company that are outstanding as of the expiration of the Transition Period, including awards for 2024 and 2025, shall, to the extent not then vested, vest upon the two-year anniversary of the Effective Date. The Company will reimburse Mr. Bernstein for up to $10,000 of legal fees in connection with the review and negotiation of the Transition Agreement.

In consideration for Mr. Bernstein’s continued services during the Employment Period and the Transition Services, and the other terms and conditions of the Transition Agreement, provided that Mr. Bernstein executes and does not revoke a Release and complies with the terms of the Transition Agreement, commencing on the Effective Date and continuing during the Transition Period, the Company will pay Mr. Bernstein, as transition pay, $510,000, which amount will be paid ratably in accordance with the Company’s regular payroll practices; and provide him with continued health coverage at active employee rates for up to twenty-four (24) months.

The Transition Agreement also binds Mr. Bernstein to confidentiality, non-competition, non-solicitation, and non-disparagement obligations and the Company’s Compensation Recovery Policy.

For additional information about the Board Services Agreement pursuant to which Mr. Bernstein will serve as Non-Executive Chairman of the Board, effective as of May 27, 2025, please see the discussion appearing below under “Bernstein Board Services Agreement” below.

Bernstein Board Services Agreement

The terms of Mr. Bernstein’s appointment as Non-Executive Chairman of the Board are outlined in a letter agreement regarding Non-Executive Chairman services, dated as of February 3, 2025, between the Company and Mr. Bernstein (the “Board Services Agreement”). Pursuant to the Board Services Agreement, Mr. Bernstein’s appointment as Non-Executive Chairman of the Board is effective commencing on May 27, 2025 (the date of the 2025 Annual Meeting) and continues for a term ending on the earlier of (i) the date of the Company’s 2027 Annual Meeting of Shareholders, or (ii) the date Mr. Bernstein ceases to be a director of the Board (the “Term”). The Board may invite Mr. Bernstein to serve as Non-Executive Chairman for an additional period, in which case the Board Services Agreement will automatically renew for such further period of appointment. In the Non-Executive Chairman role, Mr. Bernstein will be responsible for attending and chairing Board and shareholder meetings, shaping and overseeing Board meeting agendas, ensuring alignment with key governance and strategic priorities, leading executive sessions of independent directors (provided that the Board and the independent directors reserve the right to have meetings attended solely by independent directors and in no event shall Mr. Bernstein be permitted to vote on a matter requiring a vote solely by independent directors, and his participation in executive sessions shall be further limited to the extent necessary to ensure compliance with applicable law, regulations and listing standards), taking reasonable measures to enable the Board to address key governance and strategic issues, facilitating effective communication among Board members and between executive and non-executive directors, and carrying out such other duties commensurate with the position as may be reasonably requested by the Board or are customary for the position.

For his service as a non-executive member of the Board, during the first year of the Term, Mr. Bernstein will be paid an annual cash retainer fee of $40,000, and thereafter he will receive the then prevailing Board retainer fee. The annual cash retainer fee will be paid quarterly in the manner applicable to such retainers payable to other members of the Board. During the Term, Mr. Bernstein will receive an annual Chair premium of $50,000 payable in the same manner as Board retainer fees. In addition, Mr. Bernstein will receive an annual equity retainer in shares of Class B Common Stock equal to the greater of (i) 1,000 shares of Class B Common Stock, or (ii) a number of shares of Class B Common Stock having a fair market value equal to the then-prevailing Board annual equity retainer fee (currently $70,000), issued on or as soon as administratively practicable following the Effective Date and each annual anniversary thereof. Each annual equity retainer shall be subject to such vesting conditions as are applicable to equity retainers of non-executive members of the Board generally. Board retainer fees shall be prorated for partial years of service on the Board. Additionally, the Company shall reimburse Mr. Bernstein for all reasonable and properly documented expenses incurred in performing the duties of his office. Mr. Bernstein is subject to standard confidentiality obligations under the Board Services Agreement. The Board Services Agreement obligates the Company to maintain reasonable directors’ and officers’ liability insurance for Board members, and provides that Mr. Bernstein will be fully entitled to the benefits of indemnification and exculpation to the fullest extent permitted by law and the By-Laws.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee views the link between the Company’s performance and its NEOs’ pay.

The use of the term “compensation actually paid” (CAP) is required by the SEC’s rules. Neither CAP nor the total amount reported in the Summary Compensation Table (SCT) reflect the amount of compensation actually paid, earned or received during the applicable year. Per SEC rules, for our CEO and the average compensation actually paid to our non-CEO NEOs, CAP was calculated by adjusting the Summary Compensation Table Total values for the applicable year. For 2025, these amounts were determined using the adjustments as described in the footnotes to the following table.

							Value of Initial Fixed $100 Investment Based On:			Company Selected Measure
Year(1)	SCT Total Compensation for CEO: Mr. Tuweiq ($)	Compensation Actually Paid to CEO: Mr. Tuweiq(5) ($)	SCT Total Compensation for Former CEO: Mr. Bernstein ($)	Compensation Actually Paid to CEO(5) ($)	Average SCT Total Compensation to Non-CEO NEOs ($)	Average Compensation Actually Paid to Non-CEO NEOs ($)	Cumulative TSR(2) ($)	Peer Group Cumulative TSR(2) ($)	Net Income (in 000s) ($)	Revenue (in 000s) ($)
2025	4,909,182	12,008,851	1,596,275	3,512,917	1,155,115	2,335,659	1,185.25	395.09	74,111	675,455
2024	-	-	2,012,189	2,403,369	817,026	1,130,212	574.48	128.84	49,192	534,792
2023	-	-	1,708,986	1,909,317	1,015,217	1,416,031	463.18	76.87	73,831	639,813
2022	-	-	825,075	1,098,573	784,722	873,491	226.84	43.20	52,689	654,233
2021	-	-	873,612	892,574	556,990	566,911	87.67	88.24	24,821	543,494

1.

The other NEOs (besides our CEO, Mr. Tuweiq and former CEO, Mr. Bernstein) were Mr. Bittner (all years), Mr. Tuweiq (2021-2024), Mr. Lai (2025 and 2024 only), Mr. Berry (2025 only), Mr. Dawson (2024 only), Ms. Hutkin (2025 only), Mr. Ackerman (2023, 2022 and 2021 only), Ms. Kozlovsky (2023 only), Mr. Cheung (2022 and 2021 only), and Mr. Brosious (2021 only).

2.	CAP reflects the “Total” compensation reported in the SCT for the applicable year, adjusted as set forth in the tables below for our CEO and for our non-CEO NEOs, respectively.

3.

Total shareholder returns ("TSRs") are based on an initial $100 investment, measured on a cumulative basis over 1, 2, 3, 4 & 5 year performance periods. Bel Fuse's TSR reflects class B shares only. The Peer Group comprises of Nasdaq-listed stocks (SIC 3670-3679 US + Foreign) in Electronic Components & Accessories. We use this Peer Group in the stock performance graph included in our Annual Report on Form 10-K.

4.	“Net income” is equivalent to “Net earnings” as reported in the Company’s financial statements.

5.	The following table describes the adjustments, each of which is required by Item 402(v), to calculate the CAP Amounts shown in the table above:

	2025
	CEO Mr. Tuweiq ($)	Former CEO Mr. Bernstein ($)	Average of Non-CEO NEOs ($)
Summary Compensation Table	4,909,182	1,596,275	1,155,115
Less: The amount shown as Stock Awards in the SCT	(3,299,751)	(690,718)	(477,328)
Plus: Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year	8,663,354	1,535,693	1,099,630
Plus (Minus) Year-Over-Year Change in Fair Value of Unvested Equity Awards Granted in Prior Years	1,434,669	898,782	350,258
Plus: Fair Value of Equity Awards Granted and Vested in the Year	-	-	-
Plus (Minus): Year-Over-Year Change in Fair Market Value of Awards Granted in Prior Years that Vested in the Year	301,397	172,885	89,716
Minus: Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year	-	-	-
Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included	-	-	-
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans	-	-	-
Plus: Aggregate Service Cost and Prior Service Costs for Pension Plans	-	-	118,268
Compensation Actually Paid (as calculated)	12,008,851	3,512,917	2,335,659

Financial Performance Measures

We did not use any GAAP-derived financial performance measures outside of Net Income in 2021 to link CAP to Named Executive Officers during such fiscal year to our performance. The following table lists the financial performance measures that, in the Company’s assessment, represent the most important performance measures used to link CAP for our NEOs to Company performance in the covered years:

Revenue
Adjusted EBITDA*
Adjusted EBITDA Margin*

*Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. For additional information regarding derivation, utilization and application of this measure in connection with our Incentive Compensation Program for 2025, please see the Compensation Discussion & Analysis section above.

Compensation Actually Paid and Revenue

Revenue is a component of the Compensation Committee’s assessment of financial performance, driving annual and long-term pay outcomes going forward. As a result, CAP for our CEO and Other NEOs is influenced by Revenue, as demonstrated by the following graph:

Compensation Actually Paid and Total Shareholder Return

Relative TSR is not a metric in our compensation plan. As a result, CAP for our CEO and Other NEOs is not directly influenced by TSR. The relationship between CAP and TSR is demonstrated by the following graph, as required by SEC rules:

Compensation Actually Paid and Net Income

Net income is not a metric in our compensation plan. As a result, CAP for our CEO and Other non-CEO NEOs is not directly influenced by net income. The relationship between CAP and net income is demonstrated by the following graph, as required:

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2025 with respect to shares of Class A and Class B Common Stock that may be issued under our 2020 Equity Compensation Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Security Holders: 2020 Equity Compensation Plan	Class A: 0 Class B: 0	Class A: $ 0 Class B: $ 0	Class A: 0 Class B: 356,889
Equity Compensation Plans Not Approved by Security Holders	-	-	-
TOTAL	Class A: 0 Class B: 0	Class A: $ 0 Class B: $ 0	Class A: 0 Class B: 356,889

PAY RATIO DISCLOSURE

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of the SEC’s Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Farouq Tuweiq, our President and Chief Executive Officer (who is currently our principal executive officer for purposes of applicable SEC rules including this pay ratio disclosure). The pay ratio included in this information is a reasonable estimate, calculated in a manner consistent with Item 402(u) of Regulation S-K. For the year ended December 31, 2025, our last completed fiscal year:

●

The median of the annual total compensation of all employees of our Company, other than our President and Chief Executive Officer, was reasonably estimated to be $8,977. The median employee identified, as of December 31, 2025, is an Assembly Operator located in Mexico.

●	The annual total compensation of each of Mr. Bernstein, our Former President and Chief Executive Officer for part of 2025, and Mr. Tuweiq, our President and Chief Executive Officer for the remainder of 2025, calculated in accordance with the Summary Compensation Table rules, in each case, for the periods when they were serving in such roles, was $1,298,775 ($1,596,275, excluding $297,500 of transition services fees paid to him after he stepped down from such role) and $4,909,182, respectively, yielding total compensation of $6,207,957. Based on this information, the ratio of the annual total compensation of Mr. Tuweiq, our President and Chief Executive Officer to the median of the annual total compensation of all other employees is estimated to be 692 to 1.

Excluding our then-serving President and Chief Executive Officer, we identified the median employee by examining the base salary for all individuals we employed on December 31, 2025, the last day of our payroll year. We included all of our employees globally, whether full-time, part-time, or seasonal, including any interns, fixed term, or apprentice employees. We annualized the total actual base salary for any permanent employee that works full-time but was hired after January 1, 2025. For any employee that we paid in currency other than U.S. Dollars, we then applied the applicable foreign currency exchange rate as of December 31, 2025, to convert such employee’s total compensation into U.S. Dollars.

Once we identified our median employee, we added together all of the elements of such employee’s compensation for 2025 in the same way that we calculate the annual total compensation of our named executive officers in the Summary Compensation Table. To calculate our ratio, we divided Mr. Tuweiq’s annual total compensation by the median employee’s annual total compensation.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee currently consists of (and during fiscal year 2025 consisted of) Mr. Segall, as chair, Ms. Brito, Mr. Gilbert, and Mr. Valletta. No member of our Compensation Committee is or has been an officer or employee of Bel. No member of our Compensation Committee has any relationship requiring disclosure under Item 404 of Regulation S-K, which relates to related party transactions. None of our executive officers currently serves, or during fiscal 2025 served, as a member of the compensation committee or director (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on our Compensation Committee or our Board.

DIRECTOR COMPENSATION

The following table sets forth certain information regarding the compensation we paid to our directors, other than Farouq Tuweiq, during 2025. Except as otherwise expressly provided below, all amounts represent fees in respect of board or committee service.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Peter Gilbert	60,000	30,938	196	91,134
Mark B. Segall	65,500	30,938	336	96,774
Eric Nowling	67,000	23,452	990	91,442
Vincent Vellucci	58,000	30,938	336	89,274
Thomas E. Dooley (1)	36,000	30,938	307	67,245
Jacqueline Brito	65,500	23,452	697	89,649
Rita V. Smith	62,000	30,938	336	93,274
David Valletta	55,000	92,126	338	147,464
Daniel Bernstein	49,000	-(2)	-(2)	49,000

1.	As previously disclosed, Mr. Dooley retired from the Board on June 30, 2025.
2.	During 2025, Mr. Bernstein received stock awards and other compensation while an employee (refer to the Summary Compensation Table on page 32)

With respect to compensation of our non-employee directors:

●

When we refer to “Fees Earned or Paid in Cash”, we are referring to all cash fees that we paid or were accrued in 2025, including annual retainer fees, committee fees and meeting fees. In 2025, our non-employee directors received fees based on the following schedule:

Annual Retainer, paid quarterly	$40,000

Board Meetings	Included in retainer

Committee Meetings:
Audit Committee – Member	$3,000 per quarter
Audit Committee – Chair	$3,750 per quarter
Nominating & ESG Committee – Member	$2,500 per quarter
Nominating & ESG Committee – Chair	$1,875 per quarter
Compensation Committee – Member	$2,000 per quarter
Compensation Committee – Chair	$1,875 per quarter
Executive Committee	$2,000 per quarter

●

Amounts reported under “Stock Awards” represent the aggregate grant date fair value, calculated in accordance with FASB ASC Topic 718. For more information regarding these assumptions, see Note 16 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025. On March 15, 2025, Mr. Gilbert, Mr. Segall, Mr. Vellucci, Mr. Dooley, and Dr. Smith were each granted 405 shares of Class B Common Stock, while Mr. Nowling and Ms. Brito were each granted 307 shares. Mr. Valletta received 1,206 shares of Class B Common Stock. The vesting schedules for these awards are described below.

●	At December 31, 2025, our directors as of such date (other than Farouq Tuweiq) owned the following number of restricted shares of Class B Common Stock, which vest as described below:
o Mr. Valletta owned a total of 1,206 shares, of which 402 shares vest on each of March 15, 2026, March 15, 2027 and March 15, 2028.
o Mr. Gilbert, Mr. Segall, Mr. Vellucci, and Dr. Smith each owned a total of 668 shares, of which 129 shares vest on January 15, 2026, 135 shares vest on March 15, 2026, 134 shares vest on January 15, 2027 and 135 shares vest on each of March 15, 2027 and March 15, 2028.
o Mr. Nowling owned a total of 2,512 shares, of which 1,000 shares vest on each November 15th each year from 2026 – 2027, 101 shares vest on January 15, 2026, 102 shares vest on March 15, 2026, 104 shares vest on January 15, 2027, 102 shares vest on March 15, 2027 and 103 shares vesting on March 15, 2028.
o Ms. Brito owned 1,472 shares, of which 81 shares vest on January 15, 2026, 102 shares vest on March 15, 2026, 1,000 shares vest on November 15, 2026, 84 shares vest on January 15, 2027, 102 shares vest on March 15, 2027, and 103 shares vest on March 15, 2028.

●	“All other compensation” consists of the following:
o During 2025, dividends on restricted stock were paid as follows: Mr. Nowling received dividends totaling $990; Ms. Brito received $697; Mr. Valletta received $338; Mr. Segall, Mr. Vellucci, and Dr. Smith each received $336; and Mr. Gilbert received $196.

In 2025, directors who were executive officers of the Company did not receive directors’ fees.  In 2025, directors of the Company’s foreign subsidiaries did not receive a retainer or meeting fees.

Proposal 2

RATIFICATION OF THE DESIGNATION OF DELOITTE & TOUCHE LLP

AS BEL’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026

The Audit Committee has selected Deloitte & Touche LLP as Bel’s independent registered public accounting firm for the year ending December 31, 2026 and will offer a resolution at the meeting for shareholders to ratify the designation. Although shareholder ratification is not required, the designation of Deloitte & Touche LLP is being submitted for ratification at the Annual Meeting because it is perceived to be a matter of good corporate governance practice to submit this issue for ratification by shareholders. Ultimately, the Audit Committee retains full discretion and will make all determinations with respect to the appointment of Bel’s independent registered public accounting firm.

Representatives of Deloitte & Touche LLP and Grant Thornton LLP (Bel’s independent auditors for fiscal year ended December 31, 2025) are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire. The representatives are expected to be available to respond to appropriate questions from shareholders.

Change in Certifying Accountant

On December 4, 2025, the Company, upon the recommendation of the Audit Committee and with the approval of the Board, notified Grant Thornton LLP (“Grant Thornton”), the Company’s then-current independent registered public accounting firm, that it would be dismissed from that position. Grant Thornton was previously engaged to audit the Company’s consolidated financial statements for the year ended December 31, 2025. The appointment of Deloitte & Touche LLP (“Deloitte”) did not affect Grant Thornton’s engagement for the year ended December 31, 2025.

Grant Thornton served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025. On February 24, 2026, when the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 with the SEC, Grant Thornton completed its engagement for the audit of the Company’s consolidated financial statements for the year ended December 31, 2025. Accordingly, Grant Thornton’s dismissal was effective February 24, 2026.

During the Company’s two most recent fiscal years ended December 31, 2024 and 2025, and the subsequent interim period through February 24, 2026: (i) the Company did not have any disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of disagreement in connection with their reports on the Company’s consolidated financial statements; and (ii) there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K. Grant Thornton’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2025 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

On December 4, 2025, the Company appointed Deloitte as the Company’s new independent registered public accounting firm, for the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2026 and review of the Company’s consolidated financial statements for the related interim periods, commencing with the review of the Company’s consolidated financial statements for the fiscal quarter ending March 31, 2026. The appointment of Deloitte was recommended by the Audit Committee and approved by the Board on December 4, 2025.

During the Company’s two most recent fiscal years ended December 31, 2024 and 2025, and the subsequent interim period through February 24, 2026, neither the Company, nor anyone on its behalf, consulted with Deloitte regarding: (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and Deloitte did not provide a written report or oral advice on any accounting, auditing or financial reporting issue that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

The change in certifying accountant was previously disclosed in a Current Report on Form 8-K, filed with the SEC on December 10, 2025, and an amendment to such Current Report on Form 8-K, filed with the SEC on February 24, 2026. Copies of Grant Thornton’s letters addressed to the SEC stating whether or not it agreed with the statements in the initial Current Report on Form 8-K and related amendment were included as exhibits to such filings.

Audit Fees and Related Matters

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by the Company’s independent accountants are approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.

With the change in the Company’s audit firm, we will begin reporting fees paid to Deloitte & Touche LLP in the proxy statement for Bel’s 2027 annual meeting. Information regarding the aggregate fees for the respective services billed or expected to be billed by Grant Thornton, our former independent auditor, for audit services provided for, and other services provided in, the years ended December 31, 2025 and 2024, is set forth below:

Audit Fees.  Audit fees billed or expected to be billed to the Company by Grant Thornton for the audit of the financial statements and audits of the effectiveness of our internal control over financial reporting included in the Company’s Annual Reports on Form 10-K, reviews of the financial statements, included in the Company’s Quarterly Reports on Form 10-Q and certain of the Company's international statutory audits, for the years ending December 31, 2025 and 2024 totaled $2,364,146 and $2,364,054, respectively.

Audit-Related Fees.  For the years ended December 31, 2025 and 2024, the Company has not been billed by Grant Thornton for any audit-related services (defined as services which are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption “Audit Fees” above).

Tax Fees.  For the years ended December 31, 2025 and 2024, the Company has been billed $12,730 and $8,190 by Grant Thornton, respectively, for tax services. The tax fees incurred for the years ended December 31, 2025 and 2024 related to tax compliance work for one of the Company’s subsidiaries in Mexico.

All Other Fees.  For the years ended December 31, 2025 and 2024, the Company has been billed $12,100 and $9,680 by Grant Thornton, respectively, for services not covered in the three immediately preceding paragraphs. The other fees incurred during the years ended December 31, 2025 and 2024 related to services in connection with a customs trade review.

Other Matters.  The Audit Committee of the Board of Directors has considered whether the provision of Audit-Related Fees, Tax Fees and All Other Fees are compatible with maintaining the independence of the Company’s principal accountant.

Applicable law and regulations provide an exemption that permits certain services to be provided by the Company’s outside auditors even if they are not pre-approved.  The Company has not relied on this exemption at any time.

Vote Required

Approval of the ratification of the designation of Deloitte & Touche LLP as Bel’s independent registered public accounting firm for 2026 will require the affirmative vote of a majority of the votes cast with respect to such proposal. Abstentions will not affect the outcome of the proposal.

The Board of Directors recommends a vote “FOR” Proposal 2.

Proposal 3

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Board of Directors has approved the compensation of our named executive officers as described in this proxy statement. In accordance with applicable federal securities laws, we are asking shareholders to vote, on an advisory basis, on the approval of the compensation of our Named Executive Officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the various compensation tables and the related narrative disclosures. The Board has decided, consistent with the vote of our shareholders at the 2023 Annual Meeting of Shareholders, to hold this non-binding advisory vote, commonly known as a “Say-on-Pay” vote, on an annual basis. This vote gives you the opportunity to express your views on our executive compensation.  Because your vote is advisory, it will not be binding upon the Compensation Committee, will not overrule any decisions made by the Board or the Compensation Committee and will not require the Board or the Compensation Committee to take any specific action. However, the Compensation Committee will review and consider the results of this vote when making future executive compensation decisions. In particular, to the extent there is any significant vote against our named executive officers’ compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Our compensation program is designed to, among other things, motivate our executive officers to enhance long-term shareholder value and to attract and retain the highest quality executive and key employee talent available. We believe our executive compensation is aligned with increasing the value of our common stock and promoting our key strategies, values and long term financial and operational objectives.  See the discussion captioned “Compensation Discussion and Analysis”, the compensation tables and the related narrative disclosures, above.

Vote Required

Approval, on an advisory basis, of the compensation of our named executive officers will require the affirmative vote of a majority of the votes cast with respect to such proposal. Abstentions and broker non-votes will not affect the outcome of the proposal.

The Board of Directors believes that the compensation of our executive officers is appropriate and recommends a vote “FOR” the following advisory resolution:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in the Company’s 2026 proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the various compensation tables and the related narrative discussion, is hereby APPROVED.”

Proposal 4

APPROVAL OF THE 2026 EQUITY COMPENSATION PLAN

General

Our 2020 Equity Compensation Plan (also referred to as the “2020 Plan”) will expire on May 18, 2026, and no grants of awards under the 2020 Plan may be made after that date.  Our Board believes that it is in the best interests of Bel and its shareholders to have a new equity compensation plan succeed the 2020 Plan.  Accordingly, on April 6, 2026, our Board adopted the Bel Fuse Inc. 2026 Equity Compensation Plan (the “2026 Plan”), subject to the approval of our shareholders.

Like the 2020 Plan, the general purposes of the 2026 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide incentives to our employees, directors and consultants by enabling them to share in the future growth of our business and to promote the success of our Company. Our Board believes that the granting of stock options, restricted stock awards and similar kinds of equity-based compensation promotes continuity of management and increases incentive and personal interest in the welfare of our Company by those who are primarily responsible for shaping and carrying out our long range plans and securing our growth and financial success.

The Board believes that the 2026 Plan will allow us to continue to advance our interests by enhancing our ability to (a) attract and retain employees, directors and consultants who are in a position to make significant contributions to our success; (b) reward our employees, directors and consultants for these contributions; and (c) encourage employees, directors and consultants to take into account our long-term interests through ownership of our shares.

Description of the 2026 Equity Compensation Plan

The following description of the principal terms of the 2026 Plan is a summary and is qualified in its entirety by the full text of the 2026 Plan, which is attached as Appendix A hereto.

Administration.

The 2026 Plan will be administered by the Compensation Committee of our Board, but the entire Board may, to the extent permitted by applicable law and Nasdaq rules, act in lieu of the Compensation Committee on any matter involving the 2026 Plan. The Compensation Committee may grant options to purchase shares of our Class B Common Stock, stock appreciation rights and restricted stock units payable in shares of our Class B Common Stock, as well as restricted or unrestricted shares of our Class B Common Stock. The Compensation Committee also has authority to determine the terms and conditions of each option or other kind of equity award and adopt, amend and rescind rules and regulations for the administration of the 2026 Plan. The Compensation Committee may delegate to certain officers of the Company authority to make awards under the Plan. No options, stock purchase rights or awards may be made under the Plan after the 10-year anniversary of its approval by our shareholders, but the 2026 Plan will continue thereafter while previously granted options, stock appreciation rights or other awards remain subject to the 2026 Plan.

Eligibility.

Persons eligible to receive options, stock appreciation rights or other awards under the 2026 Plan are those employees, directors and consultants of our Company and our subsidiaries (including any person who is determined by the Compensation Committee to be a prospective employee, director or consultant of our Company and our subsidiaries) who, in the opinion of the Compensation Committee, are in a position to contribute to our success. As of April 6, 2026, our Company and its subsidiaries had a total of approximately 5,000 employees, including 6 executive officers, 8 non-employee directors and 1 consultant. Prospective service providers may receive grants under the 2026 Plan, provided that the grants are conditioned upon such person becoming a service provider to the Company. As awards under the 2026 Plan are within the discretion of the Compensation Committee, we cannot determine how many individuals in each of the categories described above will receive awards.

Shares Subject to the 2026 Plan.

The aggregate number of shares of Class B Common Stock available for issuance in connection with options and awards granted under the 2026 Plan will be 725,000, subject to customary adjustments for stock splits, stock dividends or similar transactions. “Incentive stock options” (as defined below) may be granted under the 2026 Plan with respect to all of those shares. If any option or stock appreciation right granted under the 2026 Plan terminates without having been exercised in full or if any award is forfeited, the number of shares of Class B Common Stock as to which such option or award was forfeited will be available for future grants under the 2026 Plan. It is intended that the shares issuable pursuant to the 2026 Plan will be registered under the Securities Act of 1933, as amended.

How We Determined the Number of Shares to Reserve Under the 2026 Plan

In determining the number of shares Class B Common Stock to be authorized for issuance under the 2026 Plan, the Board and its Compensation Committee considered the effects of our size, the number of outstanding shares of Class B Common Stock and our workforce headcount. The Board and Compensation Committee believe that a share reserve of 725,000 shares of our Class B Common Stock is appropriate. The Compensation Committee engaged Meridian Compensation Partners, an independent compensation consulting firm, to provide a share reserve analysis and concurred that 725,000 is an appropriate number of shares based upon peer group analyses, historical share usage and institutional shareholder considerations.

To assist shareholders in considering whether to approve the 2026 Plan, we have highlighted below our “overhang” and our three-year average “burn rate” if the 2026 Plan is approved by shareholders.

Overhang

Overhang is a measure that is sometimes used to assess the aggregate dilutive impact of equity programs such as the 2026 Plan. Overhang indicates the amount by which existing shareholder ownership would be diluted if the shares authorized for issuance under the 2026 Plan coupled with the shares subject to currently outstanding awards were issued. As of March 31, 2026, we had 394,750 shares of Class B Common Stock subject to outstanding awards, and 0 shares remaining available under the 2020 Plan, under which no new awards will be granted prospectively leading up to its May 18, 2026 expiration date. The approval of the new share pool of 725,000 shares under the 2026 Plan, combined with the expiration of the 2020 Plan, will result in total dilution of approximately 8.8% relative to the approximately 12,758,984 shares of Class A and B Common Stock currently outstanding. We believe this level of overhang should not be viewed as excessive by shareholders.

Burn Rate

The burn rate, the measure of the annual rate at which companies use shares available for grant in their equity compensation plans relative to their outstanding shares is an important factor for shareholders concerned about shareholder dilution. The burn rate is defined in terms of the gross number of equity awards granted during a calendar year divided by the weighted average of number of shares of common stock outstanding during the year. We believe our current three-year average burn rate of approximately 0.57% should be viewed favorably by our shareholders. We do not anticipate that projected usage of the 2026 Plan’s shares will vary materially from our historical usage and estimate that the additional 725,000 shares to be authorized for issuance under the 2026 Plan will be sufficient for up to nine years based on anticipated usage.

Fiscal Year	Stock Options and SARs Granted	Total Full Value Awards Granted	Weighted Average Basic Common Shares Outstanding	Burn Rate
2025	0	146,474	12,639,988	1.16%
2024	0	57,960	12,615,000	0.46%
2023	0	10,000	12,776,000	0.08%
Three-Year Average Burn Rate				0.57%

Best Practice Provisions.  The 2026 Plan includes a number of provisions that are viewed as best practices, including the following:

Repricing Prohibited.  The Plan precludes the Compensation Committee from repricing any option or stock appreciation right.

No Evergreen Feature.  The number of authorized shares under the 2026 Plan is fixed at 725,000. The 2026 Plan does not include an “evergreen” feature that would cause the share reserve to automatically increase in future years.

Conservative Share Recycling. Shares subject to an award under the 2026 Plan will not be available for reuse if such shares are tendered in payment of the exercise price of an option or stock appreciation right or that are withheld to satisfy any tax withholding obligation. The full number of shares underlying an option or stock appreciation right will be counted against the number of shares reserved for issuance under the Plan, regardless of the number of shares actually issued upon exercise of the option or stock appreciation right.

Minimum Vesting Periods. Awards that vest solely based on continued service generally must have a vesting period of at least one year, with exceptions due to a Change in Control Event, or termination of employment or service due to death, disability or involuntary termination without Cause or resignation for good reason.

Limit on Nonemployee Director Compensation.  The 2026 Plan limits the amount of awards that may be made to non-employee directors.  A non-employee director may not receive awards under the 2026 Plan in any fiscal year of the Company which, taken together with cash fees paid for that fiscal year, exceeds $750,000 in total value, determined based on the fair market value of shares underlying the awards as of the date of grant.

Terms and Conditions of Options.

Options granted under the 2026 Plan may be either “incentive stock options” that are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or “nonstatutory stock options” that do not meet the requirements of Section 422 of the Code. However, only employees may be granted incentive stock options. The Compensation Committee will determine the exercise price of options granted under the 2026 Plan. The exercise price of incentive stock options may not be less than the fair market value per share of our Class B Common Stock on the date of grant (or 110% of the fair market value per share in the case of incentive options granted to a ten-percent or more shareholder). The exercise price of nonstatutory stock options may not be less than the fair market value per share of our Class B Common Stock on the date of grant unless granted in a manner so as to not be treated as deferred compensation under Section 409A of the Code.

If on the date of grant the Class B Common Stock is listed on a stock exchange, the fair market value shall generally be the closing sale price on the date of grant (or, if no trades were made on the date of grant, for the last trading day before the date of grant). If no such prices are available, the fair market value shall be determined in good faith by the Compensation Committee based on the reasonable application of a reasonable valuation method. On April 2, 2026, the closing sale price of a share of Class B Common Stock on the Nasdaq Global Select Market was $204.65.

No option may be exercisable for more than ten years (five years in the case of an incentive option granted to a ten percent or more shareholder) from the date of grant. Options granted under the 2026 Plan will be exercisable at such time or times as the Compensation Committee prescribes at the time of grant; provided, however, that no award shall provide for vesting or exercise to any extent earlier than one year after the date of grant thereof, except as a result of a Change in Control Event (as defined in the 2026 Plan) or the awardee’s termination of employment or service due to death, disability or involuntary termination without cause (including a resignation for good reason). No employee may receive incentive stock options that first become exercisable in any calendar year in an amount exceeding $100,000.

Generally, the option price may be paid (a) in cash or by check, (b) through delivery of shares of our Class B Common Stock having a fair market value equal to the purchase price, or (c) a combination of these methods. The Compensation Committee is also authorized to establish a cashless exercise program and to permit the exercise price to be satisfied by reducing from the shares otherwise issuable upon exercise a number of shares having a fair market value equal to the exercise price.

No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. However, the Compensation Committee may permit the holder of an option or stock appreciation right to transfer the option or right to immediate family members or a family trust or partnership for estate planning purposes. Unless otherwise provided by the Compensation Committee, options that are exercisable at the time of a recipient's termination of service with us will continue to be exercisable for 90 days, unless the optionee terminates employment or service with us due to death or disability, in which case the option will continue to be exercisable for one year, or for cause or if the optionee voluntarily terminates employment or service, in which case the option will cease to be exercisable upon termination.

Stock Appreciation Rights.

A stock appreciation right may be granted by the Compensation Committee either alone, or in tandem with, other options or awards under the 2026 Plan. A stock appreciation right will relate to such number of shares of our Class B Common Stock as the Compensation Committee determines at the time of grant. Each stock appreciation right will have an exercise period determined by the Compensation Committee not to exceed ten years from the date of grant. Upon exercise of a stock appreciation right, the holder will receive a number of shares of our Class B Common Stock equal to (i) the number of shares for which the stock appreciation right is exercised times the appreciation in the fair market value of a share of our Class B Common Stock between the date the stock appreciation right was granted and its date of exercise; divided by (ii) the fair market value of a share of Class B Common Stock on the date that the stock appreciation right is exercised. The Compensation Committee will determine the extent to which a holder of a stock appreciation right may exercise the right following termination of service with us.

Terms and Conditions of Stock Awards.

The Compensation Committee may also grant a restricted or unrestricted stock award and/or a restricted stock unit award to any eligible employee, director or consultant. Under a restricted stock award, shares of Class B Common Stock that are the subject of the award are generally subject to forfeiture to the extent that the recipient terminates service with us prior to the award having vested or if any performance goals established by the Compensation Committee as a condition of vesting are not achieved. Shares of Class B Common Stock subject to a restricted stock award cannot be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the recipient of the award unless and until the applicable restrictions lapse. Unless otherwise determined by the Compensation Committee, holders of restricted shares will have the right to vote such shares and to receive any cash dividends with respect thereto during the restriction period. Any stock dividends will be subject to the same restrictions as the underlying shares of restricted stock.

Under a restricted stock unit award, restricted stock units that are the subject of the award are generally subject to forfeiture to the extent that the recipient terminates service with us prior to the award having vested or if the performance goals established by the Compensation Committee as a condition of vesting are not achieved. To the extent that the award of restricted stock units vests, the recipient shall become entitled to receive a number of shares of Class B Common Stock equal to the number of restricted stock units that became vested. Restricted stock units cannot be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the recipient of the award and during a recipient’s lifetime may be exercised only by the recipient. Prior to the delivery of shares of Class B Common Stock with respect to an award of restricted stock units, the recipient shall have no rights as a shareholder of our Company. The Compensation Committee may award restricted stock units with rights to cash dividend equivalents which may be paid during the applicable vesting period or accumulated and paid at the end of the applicable vesting period.

Unrestricted stock awards are grants of shares of Class B Common Stock that are not subject to forfeiture. No award of unrestricted shares will provide for delivery of the shares to any extent earlier than one year after the date of grant thereof, except as a result of a Change in Control Event) or the awardee’s termination of employment or service due to death, disability or involuntary termination without cause (including a resignation for good reason).

Effect of a Change in Control Event.

Immediately prior to the consummation of a “Change in Control Event,” as defined in the 2026 Plan, all options and stock appreciation rights (whether or not performance-based) shall become fully exercisable, all vesting periods and conditions under stock awards (whether or not performance-based) shall be deemed to have been satisfied and, to the extent the shares underlying any such stock awards shall not then be issued, such shares shall be immediately issued and delivered. In addition, the Compensation Committee may, in its discretion, notify all optionees and holders of stock appreciation rights that: (1) they are required to exercise all outstanding options and stock appreciation rights prior to the consummation of the Change in Control Event, and (2) to the extent any option or stock appreciation right is not so exercised, it will terminate upon the consummation of the Change in Control Event. A “Change in Control Event” is generally defined in the 2026 Plan to mean a merger or consolidation of our Company, the sale of substantially all of our assets, shareholder approval of a plan of liquidation or dissolution, any action pursuant to which a person or group would acquire beneficial ownership of more than 50% of our voting securities and certain changes in our board membership.

Foreign Jurisdictions

The 2026 Plan authorizes the Board to approve supplements to, or amendments, restatements or alternative versions of the 2026 Plan, not inconsistent with the intent of the 2026 Plan, as it may consider necessary or appropriate to make grants to eligible individuals who are subject to laws of jurisdictions outside of the United States.  The 2026 incorporates and continues an Israeli Appendix that was adopted under the 2020 Plan in order to make awards to participants who are residents of the State of Israel or those who are deemed residents of the State of Israel.

Clawback/Recoupment.

Awards granted under the 2026 Plan will be subject to the requirement that the awards be forfeited or amounts repaid to the Company after they have been distributed to the participant (i) to the extent set forth in an award agreement or (ii) to the extent covered by Bel’s Compensation Recovery Policy (or any other any clawback or recapture policy adopted by the Company from time to time), or any applicable laws that impose mandatory forfeiture or recoupment, under circumstances set forth in such applicable laws.

Amendment; Termination.

Our Board may at any time amend the 2026 Plan for the purpose of satisfying the requirements of the Code, or other applicable law or regulation or for any other legal purpose, provided, however, that shareholder approval of any amendment shall be required to the extent necessary to comply with applicable laws or applicable exchange rules.  In addition, our Board may not without shareholder approval (i) provide for the reduction of the exercise price of any option or stock appreciation right, or (ii) permit awards to be granted or modified in a manner that permits vesting or exercise thereof, or permits the delivery of unrestricted shares, to any extent earlier than one year after the date of grant thereof, except as a result of a Change in Control Event or a participant’s termination of service due to death, disability or involuntary termination without cause (or resignation for good reason).

Material Federal Income Consequences

Following is a summary of the principal federal income tax consequences of option and other grants under the 2026 Plan. Optionees and recipients of other rights and awards granted under the 2026 Plan are advised to consult their personal tax advisors before exercising an option or stock appreciation right or disposing of any stock received pursuant to the exercise of an option or stock appreciation right or following vesting of a restricted stock award or restricted stock unit or upon grant of an unrestricted stock award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local or other tax laws.

Treatment of Options

The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2026 Plan, nor will our Company be entitled to a tax deduction at that time.

Generally, upon exercise of a nonstatutory stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. Our Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our Class B Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.

For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, our Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee, in exercising an incentive stock option, tenders shares of Class B Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Class B Common Stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

Treatment of Stock Appreciation Rights

Generally, the recipient of a stock appreciation right will not recognize any income upon grant of the stock appreciation right, nor will our Company be entitled to a deduction at that time. Upon exercise of a stock appreciation right, the holder will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our Class B Common Stock at that time.

Treatment of Stock Awards

Generally, absent an election to be taxed currently under Section 83(b) of the Code (a "Section 83(b) Election"), there will be no federal income tax consequences to either the recipient or our Company upon the grant of a restricted stock award. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our Company generally will be entitled to a corresponding deduction equal to the fair market value of the Class B Common Stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

The recipient of an unrestricted stock award will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our Class B Common Stock that is the subject of the award when the award is made.

The recipient of a restricted stock unit will recognize ordinary income as and when the units vest and shares of our Class B Common Stock are issued. The amount of the income will be equal to the fair market value of the shares of our Class B Common Stock issued at that time, and our Company will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.

Section 409A

If an award is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees”. Our Board and the Compensation Committee intend to consider the potential impact of Section 162(m) on grants made under the 2026 Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m).

Tax Withholding

As and when appropriate, we shall have the right to require each optionee purchasing shares of Class B Common Stock and each grantee receiving an award of shares of Class B Common Stock under the 2026 Plan to pay any federal, state or local taxes required by law to be withheld.

New Plan Benefits

No awards will be granted under the 2026 Plan prior to its approval by our shareholders. The grant of options and other awards under the 2026 Plan is discretionary, and we cannot determine now the number or type of options or other awards to be granted in the future to any particular person or group. For information regarding our recent practices with respect to incentive awards and share-based compensation, please see “Fiscal Year 2025 Compensation Tables – Summary Compensation Table,” “Fiscal Year 2025 Compensation Tables – Grants of Plan-Based Awards During 2025,” and  “Board of Directors – Compensation of Directors.” Further information is presented in our financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (see, particularly, “Note 16. Share Based Compensation”).

Securities Issuable Pursuant to Other Equity Compensation Plans

For information regarding securities issued pursuant to our 2020 Equity Compensation Plan, please see the information in the Proxy Statement set forth under the caption “Executive Compensation - Equity Compensation Plan Information.”

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal 4. Abstentions and broker non-votes will not affect the outcome of the proposal.

The Board of Directors unanimously recommends a vote FOR Proposal 4.

Proposal 5

SHAREHOLDER PROPOSAL TO REQUEST THAT THE COMPANY'S BOARD OF DIRECTORS TAKE ALL NECESSARY STEPS, SUBJECT TO ANY REQUIRED SHAREHOLDER VOTE(S), TO PROVIDE THE COMPANY'S CLASS A COMMON SHAREHOLDERS WITH THE RIGHT TO CONVERT THEIR SHARES INTO THE COMPANY'S CLASS B COMMON STOCK AT THEIR OPTION AT ANY TIME.

Gamco Asset Management ("GAMCO"), One Corporate Center, Rye, New York 10580-1422, which has certified to the Company that it is the beneficial owner of at least $2,000 in market value of the Company's Common Stock, has requested that the Company include a proposal in this proxy statement.  Based on an amended Report on Schedule 13D filed on January 28, 2026, GAMCO and related persons beneficially owned on that date a total of 123,600 shares of the Company’s Class A Common Stock, representing approximately 5.84% of the outstanding shares of that class.

SHAREHOLDER PROPOSAL

“RESOLVED: That the shareholders of Bel Fuse Inc. (the “Company” or “Bel Fuse”) request that the Board of Directors (the “Board”) take all necessary steps, including proposing any amendments to the Company’s Bylaws and/or Certificate of Incorporation as needed and subject to any required shareholder approvals, to permit holders of Class A Common Stock to convert their shares into Class B Common Stock at their option (on a share-for-share basis). The Board may implement reasonable safeguards (e.g., caps, timing windows, or pro-rata mechanics) to ensure compliance with existing charter provisions and to avoid any unintended consequences to the Company’s capital structure.”

PROPONENT’S SUPPORTING STATEMENT

Bel Fuse currently maintains a dual-class structure in which:

●	Class A Common Stock carries one vote per share but trades at a persistent and material discount to Class B shares.
●	Class B Common Stock generally carries no voting rights, but holders are entitled to dividends at least 5% higher than those paid on Class A shares.

As of December 8, 2025, Class A shares traded at an approximately $22 discount per share relative to Class B shares. This disparity reflects a continuing inefficiency in the Company’s capital structure.

Allowing holders of Class A shares to voluntarily convert into Class B shares would:

●	Reduce or eliminate the trading discount of Class A shares, unlocking immediate value for Class A holders.
●	Align economic rights more effectively by letting investors choose between voting power and enhanced dividends.
●	Promote equitable treatment of all shareholders, as both classes represent the same underlying economic interest.
●	Enhance market efficiency and liquidity, consistent with practices at other companies that have adopted optional conversion rights.

Importantly, this proposal does not eliminate Class A voting rights; it simply provides shareholders with the choice to convert if they wish. This proposal affords the Board flexibility to design a conversion right that, among other things, does not risk the number of outstanding shares of Class A falling below 10% of the outstanding common shares and respects existing charter protections applicable to the classes.

We believe this optional conversion right represents a low-cost, governance-neutral reform that addresses a clear and ongoing market inefficiency.

WE [GAMCO] URGE ALL SHAREHOLDERS TO VOTE FOR THIS PROPOSAL

BEL’S RESPONSIVE STATEMENT

Bel Fuse has two publicly traded classes of Common Stock with different governance and economic features. Shares of Class A Common Stock carry one vote per share, while shares of Class B Common Stock have no voting rights but are entitled to a dividend at least 5% higher than Class A and receive 5% more of any undistributed earnings, reflecting a tradeoff between voting influence and enhanced economic participation.

The Proposal, which is advisory in nature, would constitute a recommendation to Bel’s Board if approved by shareholders at the 2026 Annual Meeting and would not automatically result in Bel’s Bylaws and/or Certificate of Incorporation being amended.  Further action by the Board and the shareholders (potentially including the holders of the Class B Common Stock) would be required to amend the Company's Bylaws and/or Certificate of Incorporation to give the holders of the Company's Class A Common Stock the right to convert their shares into the Company's Class B Common Stock at their option (on a share-for-share basis, or otherwise). While Bel’s Board would consider all aspects of the Proposal if it were adopted by Bel’s shareholders, the Board presently does not believe that the Proposal represents an appropriate course of action.

ACCORDINGLY, OUR BOARD RECOMMENDS A VOTE “AGAINST” PROPOSAL 5. Among other things:

●

Holders of Class A Common Stock and Class B Common Stock knew what they were buying when they acquired or sold their shares over the years. The relative terms of the Class A Common Stock and the Class B Common Stock have not changed since our dual class structure was implemented more than 25 years ago. Those terms were relied upon by our shareholders, many of whom may be concerned by a material change in the terms.

●

Unlike many companies with multi-class share structures (such as Meta or Alphabet), both classes of Bel’s Common Stock are publicly traded and widely available to investors, providing shareholders with a meaningful choice at the time of investment.

●

Over time, the market price differential between the Class A Common Stock and the Class B Common Stock has been material. As a result, holders of Class B Common Stock may reasonably perceive that holders of Class A Common Stock are receiving an unfair advantage if they (i) acquired their Class A Common Stock at a lower price than the price paid by Class B Common Stock holders and (ii) are subsequently able to convert those shares into Class B Common Stock and sell them at the higher Class B trading price.

●	Adoption of an amendment implementing the Proposal would likely result in a reduction in the cash dividends paid to the existing holders of Class B Common Stock.

●

Permitting holders of Class A Common Stock to convert their shares into Class B Common Stock on a one-for-one basis is fundamentally flawed because it oversimplifies a complex capital structure, disregards longstanding economic differences between the two classes, and would raise a series of difficult, divisive, and potentially litigious issues for the Board and shareholders.

●	Shareholders have twice rejected substantially similar proposals submitted by GAMCO, signaling a consistent lack of support for the requested changes.

●

The dual-class structure has not impeded shareholder value creation, as evidenced by strong long-term performance across both share classes. Over the past decade, shares of both Class A Common Stock and Class B Common Stock have delivered exceptional total shareholder returns and trade in line with peers on valuation multiples, providing no indication that the Company’s capital structure has constrained value or market perception.

●

The dual-class structure does not concentrate voting power or grant control to any individual or small group and, unlike typical dual-class structures, includes safeguards that limit voting rights if ownership of Class A Common Stock becomes concentrated. By contrast, permitting shares of Class A Common Stock to convert into shares of Class B Common Stock would risk unintentionally concentrating voting power among a smaller group of remaining Class A holders, potentially amplifying the influence of a limited subset of investors and undermining broader shareholder representation.

●	Our Board evaluates Bel’s capital structure on a regular basis and continues to believe that our current capital structure is in the best interests of Bel and its shareholders.

Reliance. The terms of our Class A Common Stock and Class B Common Stock are transparent to our shareholders. The proxy statement disseminated to shareholders when the dual class structure was implemented carefully laid out the terms of the two classes of stock. Since that time, our Certificate of Incorporation and, when required, a description of our capital stock, have been an exhibit to our Annual Report on Form 10-K each year, available for our shareholders to review. Our Board believes that our shareholders rely on those disclosures when making determinations regarding the purchase, retention or sale of our shares. If the Proposal is implemented, the limitations on the convertibility of the two classes of Common Stock - one of the key features relied upon by certain holders of the Class B Common Stock, as well as by holders of Class A Common Stock who value the voting power associated with those shares - would be eliminated.

Meaningful Investor Choice. Investors are able to determine for themselves which class of stock best aligns with their individual investment objectives, or to hold a combination of both classes in whatever proportion they choose. For example, investors who prioritize voting rights may purchase Class A Common Stock, while investors who place greater value on liquidity or enhanced rights to earnings and dividends may purchase Class B Common Stock. Other investors may elect to hold both classes, tailoring their ownership to balance governance rights, economic interests, and liquidity preferences. Notably, any shareholder who wishes to marry voting power with economic ownership can do so by purchasing both Class A Common Stock and Class B Common Stock, as several of Bel’s largest shareholders have done. Bel’s Board believes this structure affords shareholders substantial flexibility and transparency, without a need to alter the fundamental terms relied upon by investors when acquiring their shares.

Price Differential. Our Class A Common Stock has been trading at a meaningful discount to the Class B Common Stock for several years. As a result, investors seeking exposure to the Company have been able to purchase shares of Class A Common Stock at a lower price than they would pay for an equivalent number of shares of Class B Common Stock. Permitting those investors to subsequently convert shares of Class A Common Stock into the higher-priced shares of Class B Common Stock would place them at an unfair advantage relative to shareholders who purchased shares of Class B Common Stock at the higher price in the first instance.

Impact on the Dividend. If the Proposal were adopted and ultimately Bel’s certificate of incorporation was amended to permit the voluntary conversion of Class A Common Stock, Bel expects that certain holders of Class A Common Stock would convert their shares into Class B Common Stock. If the Board determined not to increase the aggregate amount of cash dividends paid by Bel, the effect of the increase in the number of outstanding shares of Class B Common Stock would be to reduce the per share dividend payable on the Class B Common Stock, adversely impacting those holders of Class B Common Stock who rely on the increased dividend. If a substantial number of shares were converted, that could trigger a provision in our certificate of incorporation that results in the automatic conversion of all shares of Class B Common Stock into Class A Common Stock if the Class A Common Stock represents less than 10% of the outstanding Common Stock. Unless the Bel Board were to increase the aggregate amount of cash dividends, that too would result in a reduction in the per share dividend payable on the Class B Common Stock, adversely impacting those holders of Class B Common Stock who rely on the increased dividend.

Implementation. Class A Common Stock and Class B Common Stock are distinct securities with materially different economics, voting rights, and liquidity characteristics, and they have historically traded at different prices. A one-for-one conversion, as proposed by GAMCO, would allow Class A shareholders - many of whom acquired their shares at a discount - to convert into shares of higher-valued Class B Common Stock, resulting in an unwarranted transfer of value from existing Class B holders who paid more for superior economic rights. Such an outcome would be inequitable and inconsistent with the Board’s fiduciary obligation to consider the interests of all shareholders, rather than one class in isolation.

The proposal also rests on the flawed assumption that a one-for-one exchange ratio is fair. In reality, the relative value of Class A Common Stock and Class B Common Stock has fluctuated significantly over time, making any appropriate conversion ratio inherently complex and highly judgment-dependent. A simplistic approach could expose the Company to heightened governance and litigation risk.

Finally, even if approved by holders of Class A Common Stock, the proposal leaves numerous questions unresolved. These include whether and how the Company’s Certificate of Incorporation would need to be amended, the terms of any such amendment, and the related  disclosures, filings, and approvals that would be required. Addressing these issues would likely generate sharply divergent shareholder views, risk pitting one class of shareholders against another, and divert significant Board and management attention.

Shareholders Have Twice Rejected Substantially Similar Proposals. GAMCO submitted substantively the same proposal in 2018 and 2020. The proposal failed in 2018 and was defeated again in 2020 by a substantially wider margin, underscoring shareholders’ preference for retaining the Company’s existing structure.

No Impediment on Value Creation. Bel’s dual-class share structure has not impeded shareholder value creation and, in fact, has coincided with exceptional long-term performance for both classes of stock. Over the ten-year period ending December 31, 2025, Class A Common Stock increased 1,063% and Class B Common Stock increased 1,016%, with Class A Common Stock only modestly outperforming Class B over that period. This performance significantly exceeds that of the Company’s peer group (including those in the “Compensation Discussion and Analysis” above, as well as a selected group of “performance peers” often referenced by sell-side analysts covering Bel) and the broader market and demonstrates that both classes have benefited from the Company’s strategy and governance framework. Moreover, Class A Common Stock generally trade in line with peers and with Class B shares on a valuation multiples basis, indicating that the market does not apply a structural discount to either class. Importantly, Class B is entitled to a greater share of earnings and higher dividends, so while the per-share prices are different, the valuation multiples are often closely aligned. Taken together, there is no evidence that Bel Fuse is being “held back” by its dual-class structure; rather, the Board believes that the structure has supported stability, strategic continuity, and sustained value creation for all shareholders.

Source: Bloomberg. Data as of December 31, 2025. Peer data refers to median.

1.

“Proxy Peers” include ACM Research, Alliant Inc., Alpha and Omega Semiconductor, Arlo Technologies, Aviat Networks, Cambium Networks, CTS, Ichor Holdings, Kimball Electronics, NETGEAR, nLIGHT, NWPX Infrastructure, PAR Technology, Photronics, Powell Industries, RF Industries, Richardson Electronics, Standex Int’l, Thermon Group, Veeco Instruments and Vishay Precision Group.

2.	“Performance Peers” include CTS, Hubbell, Kimball Electronics, Littelfuse, Sensata Technologies, TE Connectivity and Vishay Precision Group.

No Concentration. Bel’s dual-class structure does not concentrate voting power or provide any holder a level of control. Dual-class structures are typically designed to concentrate voting control in an individual or small group. Bel’s dual-class structure does not have this design or effect. To further reduce any risk of any concentration of voting power and contrary to most dual-class structures, Bel’s Certificate of Incorporation contains provisions that limit voting rights in the event of a concentration of ownership. Specifically, the voting power of any investor who acquires 10% or more of the Class A Common Stock (other than shareholders subject to specific exceptions) is required to make a public cash tender offer to purchase a proportional amount of the Class B Common Stock and failure to do so results in a suspension of the voting rights of their Class A Common Stock until they comply or divest below 10%.

In fact, permitting shares of Class A Common Stock to convert into shares of Class B Common Stock could risk unintentionally concentrating voting power in the hands of a smaller number of investors, rather than enhancing shareholder democracy. As shares of Class A Common Stock are converted and the number of outstanding shares of Class A Common Stock declines, the remaining Class A holders (who retain voting rights) would represent a smaller, more concentrated group exercising disproportionate influence over corporate governance matters. This outcome would run counter to the proposal’s stated objective of promoting a one-share-one-vote structure. To the contrary, this proposal would further concentrate voting power into the hands of fewer shareholders. The Board is concerned that such concentration could amplify the influence of a limited subset of investors, and introduce governance outcomes that do not reflect the broader shareholder base.

Independent Oversight. Our Board provides robust independent oversight and ensures that the interests of all our shareholders are considered. We believe that our current board structure is effective in promoting strong independent board leadership. Peter Gilbert currently serves as our Lead Independent Director and provides an appropriate balance of independent direct oversight alongside our Non-Executive Chairman leading our full board. Further, a substantial majority of the members of our Board are independent under applicable Nasdaq rules and each of the committees of our Board is comprised entirely of independent directors under applicable Nasdaq and SEC rules. We have continued to refresh our Board with the addition of new independent directors in the last several years. We have a robust shareholder engagement program and feedback from our conversations is shared with our full Board and relevant committees. We believe the independent members of our Board provide effective oversight and represent the interests of our shareholders.

Conclusion. Bel’s Board represents the interests of all Bel shareholders and has carefully considered the relative advantages and disadvantages of the Proposal across the full shareholder base. Shareholders invested in Class A Common Stock and Class B Common Stock with a clear understanding of the distinct economic and governance features of each class, and the Board believes it is important to respect those longstanding expectations. The Proposal would introduce significant economic, governance, and implementation risks, create the potential for inequitable outcomes between shareholder classes, and raise the prospect of divisive disputes and litigation—without evidence that the Company’s existing capital structure has impeded value creation. After weighing these considerations, the Board believes that maintaining the current dual-class structure, including the existing restrictions on voluntary conversion, is in the best interests of Bel and its shareholders.

Vote Required

Approval, on an advisory basis, of the shareholder proposal will require the affirmative vote of a majority of the votes cast with respect to such proposal. Abstentions and broker non-votes will not affect the outcome of the proposal.

AS A RESULT, BEL’S BOARD RECOMMENDS A VOTE “AGAINST” THE SHAREHOLDER PROPOSAL.

MISCELLANEOUS ITEMS

Other Matters

At the time that the Notice was mailed to shareholders, management was not aware that any matter would be presented for action at the Annual Meeting other than the election of directors, the ratification of the designation of Deloitte & Touche LLP as Bel’s independent registered public accounting firm for 2026, the approval, on an advisory basis, of our executive compensation, the approval of the 2026 Equity Compensation Plan and a vote on the shareholder proposal outlined in Proposal 5. If other matters properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the persons voting them.

2027 Annual Meeting; Shareholder Proposals and Nominations

Any shareholder proposals submitted, in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for inclusion in Bel Fuse Inc.’s proxy statement and form of proxy for our 2027 Annual Meeting of Shareholders, must be received by the Secretary at the principal office of the Company no later than December 11, 2026 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy.

Our By-Laws state that a shareholder must provide timely written notice of any nominations of persons for election to our Board of Directors or any other proposal to be brought before the meeting, and such nominations and proposals must comply with all notice procedures and other requirements set forth in our By-laws. For our 2027 Annual Meeting of Shareholders, a shareholder’s notice shall be timely received by Bel Fuse’s Secretary at our principal executive office if received no later than February 25, 2027 and no earlier than January 26, 2027; provided, however, that in the event the 2027 Annual Meeting of Shareholders is scheduled to be held on a date more than 30 days before the anniversary date of the immediately preceding annual meeting of shareholders (the “Anniversary Date”) or more than 60 days after the Anniversary Date, a shareholder’s notice shall be timely if received by Bel Fuse’s Secretary at our principal executive office not earlier than the close of business on the 120th day prior to the scheduled date of such annual meeting and not later than the close of business on the later of the 90th day prior to the scheduled date of such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by Bel Fuse. Proxies solicited by our Board will confer discretionary voting authority with respect to these nominations or proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. The Company’s Nominating and ESG Committee charter further describes the procedures for nominations to be submitted by shareholders and other third-parties. (See “Board of Directors – Nominating and ESG Committee Matters.”).

Further, if you intend to nominate a director and solicit proxies in support of such director nominee(s) at the 2027 Annual Meeting of Shareholders, you must also comply with the additional requirements of Rule 14a-19 of the Exchange Act.

Householding of Annual Meeting Materials

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our shareholders reside, if we or your broker believe that the shareholders are members of the same family. This practice, referred to as "householding," benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. The practice of householding does not apply to the Notice. Once you receive notice from your broker or from us that communications to your address will be "householded," the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Shareholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If a broker or other nominee holds your shares and (1) your household received a single set of proxy materials this year, but you would prefer to receive your own copy or you do not wish to participate in householding and would like to receive your own set of our proxy materials in future years or (2) you share an address with another shareholder and together both of you would like to receive only a single set of proxy materials, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Additionally, we will promptly deliver a separate copy of this Proxy Statement to any householded shareholder upon written or oral request to: Bel Fuse Inc., 300 Executive Drive, Suite 300, West Orange, New Jersey 07052, Attn.: Ms. Lynn Hutkin, or by phone at (201) 432-0463.

Annual Report

A copy of the Company’s Annual Report for the year ended December 31, 2025, including our audited financial statements, is being made available to our shareholders along with this proxy statement.  The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission, is available on our Company’s website at https://ir.belfuse.com/financial-information/sec-filings or, without cost to shareholders upon written request made to Ms. Lynn Hutkin, Chief Financial Officer, Bel Fuse Inc., 300 Executive Drive, Suite 300, West Orange, New Jersey 07052.  Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

By Order of the Board of Directors

Lynn Hutkin, Secretary

Dated: April 10, 2026

West Orange, New Jersey

APPENDIX A

BEL FUSE INC.

2026 EQUITY COMPENSATION PLAN

1.             Purposes of the Plan.  The purposes of this Bel Fuse Inc. 2026 Equity Compensation Plan (the “Plan”) are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants, and to promote the success of the Company and any Parent or Subsidiary.  Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.  Stock Awards, Unrestricted Shares and Stock Appreciation Rights may also be granted under the Plan.

2.             Definitions.  As used herein, the following definitions shall apply:

“Administrator” means a Committee which has been delegated the responsibility of administering the Plan in accordance with Section 4 of the Plan or, if there is no such Committee, the Board.

“Applicable Laws” means the requirements relating to the administration of equity compensation plans under the applicable corporate and securities laws of any of the states in the United States, U.S. federal securities laws, the Code, any stock exchange or quotation system on which the Class B Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means an Option, a Stock Award, a Stock Appreciation Right and/or the grant of Unrestricted Shares.

“Board” means the Board of Directors of the Company.

“Cause”, with respect to any Service Provider, means (unless otherwise determined by the Administrator) such Service Provider’s (i) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company; (iii) personal dishonesty, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with the Service Provider’s duties; (v) chronic use of alcohol, drugs or other similar substances which affects the Service Provider’s work performance; or (vi) material breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by the Service Provider for the benefit of the Company, all as reasonably determined by the Committee, which determination will be conclusive.  Notwithstanding the foregoing, if a Service Provider and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement, advisory agreement or other similar agreement that specifically defines “cause,” then with respect to such Service Provider, “Cause” shall have the meaning defined in that employment agreement, consulting agreement, advisory agreement or other agreement.

“Change in Control Event” means the occurrence of any of the following events:

(a)           the consummation of any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Class A Common Stock or Class B Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the shares of the Company’s Class A Common Stock and Class B Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or

(b)           the consummation of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, other than to a subsidiary or affiliate; or

(c)           an approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

(d)           any action pursuant to which any person (as such term is defined in Section 13(d) of the Exchange Act), corporation or other entity (other than the Company or any benefit plan sponsored by the Company or any of its subsidiaries) shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of shares of capital stock entitled to vote generally for the election of directors of the Company (“Voting Securities”) representing more than fifty (50%) percent or more of the combined voting power of the Company’s then outstanding Voting Securities (calculated as provided in Rule 13d-3(d) in the case of rights to acquire any such securities), unless, prior to such person so becoming such beneficial owner, the Board shall determine that such person so becoming such beneficial owner shall not constitute a Change in Control Event; or

(e)           the individuals (A) who, as of the date on which this Plan is first adopted by the Board, constitute the Board (the “Original Directors”) and (B) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two thirds of the Original Directors then still in office (such Directors being called “Additional Original Directors”) and (C) who thereafter are elected to the Board and whose election or nomination for election to the Board was approved by a vote of at least two thirds of the Original Directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Board.

“Class A Common Stock” means the Class A Common Stock, par value $.10 per share, of the Company or, if all of the outstanding shares of such class are converted into another class of common stock, the class into which such shares are converted.

“Class B Common Stock” means the Class B Common Stock, par value $.10 per share, of the Company or, if all of the outstanding shares of such class are converted into another class of common stock, the class into which such shares are converted.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee of the Board delegated with the authority to administer the Plan, or the full Board, as provided in Section 4 of the Plan. With respect to any decision relating to a Reporting Person, the Committee shall consist solely of two or more directors who are non-employee directors within the meaning of Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.  The fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate an Award if the Award is otherwise validly made under the Plan.

“Company” means Bel Fuse Inc., a New Jersey corporation.

“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity, other than an Employee or a Director.

“Director” means a member of the Board.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

“Employee” means any person, including officers and Directors, serving as an employee of the Company or any Parent or Subsidiary.  An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary or any successor.  For purposes of an Option initially granted as an Incentive Stock Option, if a leave of absence of more than three months precludes such Option from being treated as an Incentive Stock Option under the Code, such Option thereafter shall be treated as a Nonstatutory Stock Option for purposes of this Plan.  Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Class B Common Stock determined as follows:

(i)              if the Class B Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE American, NASDAQ Global Select Market, NASDAQ Global Market or the NASDAQ Stock Market, or any successor to any of them, the Fair Market Value of a Share of Class B Common Stock shall be the closing sales price of a Share of Class B Common Stock as quoted on such exchange or system for such date (or the most recent trading day preceding such date if there were no trades on such date), as reported in The Wall Street Journal or such other source as the Committee deems reliable, including without limitation, Yahoo! Finance;

(ii)             if the Class B Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share of Class B Common Stock shall be the mean between the high bid and low asked prices for the Class B Common Stock for such date (or the most recent trading day preceding such date if there were no trades on such date), as reported in The Wall Street Journal or such other source as the Committee deems reliable, including without limitation Yahoo! Finance; or

(iii)            if neither clause (i) above nor clause (ii) above applies, the Fair Market Value shall be determined in good faith by the Administrator based on the reasonable application of a reasonable valuation method.

“Fiscal Year” means the fiscal year of the Company.

“Grant Agreement” means an agreement between the Company and a Participant evidencing the terms and conditions of an individual Option or Stock Appreciation Right grant.  Each Grant Agreement shall be subject to the terms and conditions of the Plan.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

“Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option grant, Stock Award grant or grant of Unrestricted Shares or Stock Appreciation Rights.  The Notice of Grant applicable to Stock Options or Stock Appreciation Rights shall be part of the Grant Agreement.

“Option” means a stock option granted pursuant to the Plan.

“Optioned Stock” means the Class B Common Stock subject to an Option.

“Optionee” means the holder of an outstanding Option granted under the Plan.

“Outside Director” means a director of the Board who is not an employee of the Company or a Subsidiary.

“Parent” means a “parent corporation” of the Company (or, for purposes of Section 16(b) of the Plan, a successor to the Company), whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” shall mean any Service Provider who holds an Option, Restricted Stock, a Stock Award, Unrestricted Shares or a Stock Appreciation Right granted or issued pursuant to the Plan.

“Reporting Person” means an officer, director or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to such Rule 16b-3, as such rule is in effect when discretion is being exercised with respect to the Plan.

“Section 16(b)” means Section 16(b) of the Exchange Act.

“Service Provider” means an Employee, Director or Consultant.

“Share” means a share of the Class B Common Stock, as adjusted in accordance with Section 16 of the Plan.

“Stock Appreciation Right” means a right awarded pursuant to Section 14 of the Plan.

“Stock Award” means an Award of Shares pursuant to Section 11 of the Plan or an award of Restricted Stock Units pursuant to Section 12 of the Plan.

“Stock Award Agreement” means an agreement, approved by the Administrator, providing the terms and conditions of a Stock Award.

“Stock Award Shares” means Shares subject to a Stock Award.

“Stock Awardee” means the holder of an outstanding Stock Award granted under the Plan.

“Subsidiary” means a “subsidiary corporation” of the Company (or, for purposes of Section 16(b) of the Plan, a successor to the Company), whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Unrestricted Shares” means a grant of Shares made on an unrestricted basis pursuant to Section 13 of the Plan.

3.             Stock Subject to the Plan.

(a)           Subject to the provisions of Section 16(a) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is seven hundred and twenty-five thousand (725,000) Shares, all of which may be issued in respect of Incentive Stock Options.  The Shares may be authorized but unissued, or reacquired, shares of Class B Common Stock.  If an Option or Stock Appreciation Right expires or becomes unexercisable without having been exercised in full or is canceled or terminated, or if any Shares of Restricted Stock or Shares underlying a Stock Award are forfeited or reacquired by the Company, the Shares that were subject thereto shall be added back to the Shares available for issuance under the Plan.  However, Shares subject to an Option or Stock Appreciation Right may not again be made available for issuance under the Plan if such Shares were used to pay the exercise price of such Option or Stock Appreciation Right or to pay the withholding taxes related to a Option or Stock Appreciation Right, or if such Shares were repurchased on the open market with the proceeds of the exercise of an Option or Stock Appreciation Right. For the avoidance of doubt, the full number of Shares underlying an Option or Stock Appreciation Right shall be counted against the Shares available for grant under the Plan, regardless of the number of Shares actually issued upon exercise of such Option or Stock Appreciation Right. The Company, during the term of this Plan, will, at all times, reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)           Notwithstanding the foregoing, Awards granted to any Outside Director for his or her service during any Fiscal Year, taken together with any cash fees paid for that Fiscal Year, may not exceed seven hundred and fifty thousand dollars ($750,000) in total value. For purposes of this limit, the value of an Award shall be determined based on the Fair Market Value of the Shares underlying the Award as of the date of grant.

4.             Administration of the Plan.

(a)           Administrator.  The Plan shall be administered by the Committee; provided that, subject to Rule 16b-3, the entire Board may act in lieu of the Committee on any matter.  If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards).  Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or employees of the Company or its Subsidiaries. The Board shall have the power to add or remove members of the Committee, from time to time, and to fill vacancies on such Committee arising by resignation, death, removal, or otherwise.  Meetings shall be held at such times and places as shall be determined by the Committee.  A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting.

(b)           Powers of the Administrator.  The Administrator shall have the authority, in its discretion:

(i)            to determine the Fair Market Value of Shares;

(ii)           to select the Service Providers to whom Options, Stock Awards, Unrestricted Shares and/or Stock Appreciation Rights may be granted hereunder;

(iii)          to determine the number of shares of Class B Common Stock to be covered by each Award granted hereunder;

(iv)          to approve forms of agreement for use under the Plan;

(v)           to determine the terms and conditions, not inconsistent with the terms of the Plan or of any Award granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options and Stock Appreciation Rights may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture provisions, and any restriction or limitation regarding any Option, Stock Appreciation Right or Stock Award, or the Shares of Class B Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine.  Notwithstanding the foregoing, no Award to a Participant shall provide for vesting or exercise to any extent earlier than one year after the date of grant thereof, except as a result of a Change in Control Event or such Participant’s termination of employment or service due to death, Disability or involuntary termination without Cause (including a resignation for good reason);

(vi)          to construe and interpret the terms of the Plan, Awards granted pursuant to the Plan and agreements entered into pursuant to the Plan;

(vii)         to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii)        to modify or amend each Award (subject to Section 19(c) of the Plan), including the discretionary authority to extend, subject to the terms of the Plan, the post-termination exercisability period of Options or Stock Appreciation Rights longer than is otherwise provided for in a Grant Agreement and to accelerate the time at which any outstanding Option or Stock Appreciation Right may be exercised; provided, however, that the Administrator may not (x) reduce the exercise price of any Option or Stock Appreciation Right (except to the extent provided by Section 16(a)), or (y) modify or amend any Option, Stock Appreciation Right or other Award of a Participant to provide for such Option, Stock Appreciation Right or other Award to become vested or exercisable to any extent earlier than one year after the date of grant thereof, except as a result of such Participant’s termination of employment or service due to death, Disability or involuntary termination without Cause (including a resignation for good reason);

(ix)          to allow grantees to satisfy withholding tax obligations by having the Company withhold from the Shares to be issued upon exercise of an Option or Stock Appreciation Right, upon vesting of a Stock Award, or upon the grant of Unrestricted Shares a number of Shares having a Fair Market Value equal to the amount to be withheld, provided that withholding is calculated at an amount no greater than the maximum statutory withholding level unless a lesser amount of withholding is required to avoid adverse accounting treatment.  The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.  All determinations to have Shares withheld for this purpose shall be made by the Administrator in its discretion;

(x)           to authorize any person to execute on behalf of the Company any agreement entered into pursuant to the Plan and any instrument required to effect the grant of an Award previously granted by the Administrator; and

(xi)          to make all other determinations deemed necessary or advisable for administering the Plan.

(c)           Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations shall be final and binding on all holders of Awards and Restricted Stock.  None of the Board, the Committee or the Administrator, nor any member or delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and each of the foregoing shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including without limitation reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

5.             Eligibility.  Nonstatutory Stock Options, Stock Awards, Unrestricted Shares and Stock Appreciation Rights may be granted to Service Providers.  Incentive Stock Options may be granted only to Employees.  Notwithstanding anything contained herein to the contrary, an Award may be granted to a person who is not then a Service Provider; provided, however, that the grant of such Award shall be conditioned upon such person becoming a Service Provider at or prior to the time of the execution of the agreement evidencing such Award.

6.             Limitations.

(a)           Each Option shall be designated in the Grant Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designation, if a single Employee becomes eligible in any given year to exercise Incentive Stock Options for Shares having a Fair Market Value in excess of $100,000, those Options representing the excess shall be treated as Nonstatutory Stock Options.  In the previous sentence, “Incentive Stock Options” include Incentive Stock Options granted under any plan of the Company or any Parent or any Subsidiary.  For the purpose of deciding which Options apply to Shares that “exceed” the $100,000 limit, Incentive Stock Options shall be taken into account in the same order as granted.  The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b)           Neither the Plan nor any Award nor any agreement entered into pursuant to the Plan shall confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause.

7.             Term of the Plan.  Subject to Section 26 of the Plan, the Plan shall become effective upon its adoption by the Board and approval by a majority of shareholders of the Company.  It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 19 of the Plan.

8.             Term of Options.  The term of each Option shall be stated in the applicable Grant Agreement.  In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the applicable Grant Agreement.  However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns, directly or indirectly, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the applicable Grant Agreement.

9.             Option Exercise Price; Exercisability.

(a)             Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)            In the case of an Incentive Stock Option

(A)          granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant, or

(B)          granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)           In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator; provided, however, that in the case of a Nonstatutory Stock Option intended to qualify for exemption from  Section 409A of the Code pursuant to Treasury Regulation section 1.409A-1(b)(5), the per Share exercise price of a Nonstatutory Stock Option shall be no less than 100% of the Fair Market Value per Share on the date of grant, as determined by the Administrator in good faith.

(iii)          Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% (or 110%, if clause (i)(A) above applies) of the Fair Market Value per Share on the date of grant pursuant to a merger or other comparable corporate transaction.

(b)           Exercise Period and Conditions.  At the time that an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

10.          Exercise of Options; Consideration.

(a)           Procedure for Exercise; Rights as a Shareholder.  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Grant Agreement.  Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence.  An Option may not be exercised for a fraction of a Share.  An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Grant Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised.  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Grant Agreement and Section 10(f) of the Plan.  Shares issued upon exercise of an Option shall be issued in the name of the Optionee.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan.  Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)           Termination of Relationship as a Service Provider.  Unless otherwise specified in the Grant Agreement, if an Optionee ceases to be a Service Provider, other than as a result of (x) the Optionee’s death or Disability, or (y) termination of such Optionee’s employment or relationship with the Company with Cause, or (z) the Optionee’s voluntary termination of employment other than as a result of retirement, the Optionee may exercise his or her Option for up to ninety (90) days following the date on which the Optionee ceases to be a Service Provider to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Grant Agreement).  If, on the date that the Optionee ceases to be a Service Provider, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after the date that the Optionee ceases to be a Service Provider the Optionee does not exercise his or her Option in full within the time set forth herein or the Grant Agreement, as applicable, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan.  An Optionee who changes his or her status as a Service Provider (e.g., from being an Employee to being a Consultant) shall not be deemed to have ceased being a Service Provider for purposes of this Section 10(b), nor shall a transfer of employment among the Company and any Subsidiary be considered a termination of employment; however, if an Optionee holding Incentive Stock Options ceases being an Employee but continues as a Service Provider, such Incentive Stock Options shall be deemed to be Nonstatutory Stock Options three months after the date of such cessation.

(c)           Disability of an Optionee.  Unless otherwise specified in the Grant Agreement, if an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option, to the extent the Option is vested on the date that the Optionee ceases to be a Service Provider, up until the one-year anniversary of the date on which the Optionee ceases to be a Service Provider (but in no event later than the expiration of the term of such Option as set forth in the Grant Agreement).  If, on the date that the Optionee ceases to be a Service Provider, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after the Optionee ceases to be a Service Provider, the Optionee does not exercise his or her Option in full within the time set forth herein or the Grant Agreement, as applicable, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan.

(d)           Death of an Optionee.  Unless otherwise specified in the Grant Agreement, if an Optionee dies while a Service Provider, the Option may be exercised, to the extent that the Option is vested on the date of death, by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance up until the one-year anniversary of the Optionee’s death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant).  If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If the Option is not so exercised in full within the time set forth herein or the Grant Agreement, as applicable, the unexercised portion of the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to the Plan.

(e)           Termination for Cause or Voluntary Termination. If a Service Provider’s relationship with the Company is terminated for Cause, or if a Service Provider voluntarily terminates his or her relationship with the Company other than as a result of retirement, then, unless otherwise provided in such Service Provider’s Grant Agreement or by the Administrator, such Service Provider shall have no right to exercise any of such Service Provider’s Options at any time on or after the effective date of such termination.

(f)            Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment.  In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant.  Such consideration may consist entirely of:

(i)            cash;

(ii)           check;

(iii)          other Shares which (A) in the case of Shares acquired upon exercise of an option at a time when the Company is subject to Section 16(b) of the Exchange Act, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)          consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(v)           a reduction in the number of Shares otherwise issuable by a number of Shares having a Fair Market Value equal to the exercise price of the Option being exercised;

(vi)          any combination of the foregoing methods of payment; or

(vii)         such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

11.          Stock Awards.  The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price as it determines) Shares to any Service Provider subject to such terms and conditions as the Administrator sets forth in a Stock Award Agreement evidencing such grant.  Stock Awards may be granted or sold in respect of past services or other valid consideration or in lieu of any cash compensation otherwise payable to such individual.  The grant of Stock Awards under this Section 11 shall be subject to the following provisions:

(a)           At the time a Stock Award under this Section 11 is made, the Administrator shall establish a vesting period (the “Restricted Period”) applicable to the Stock Award Shares subject to such Stock Award.  The Administrator may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives.  None of the Stock Award Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period applicable to such Stock Award Shares or prior to the satisfaction of any other restrictions prescribed by the Administrator with respect to such Stock Award Shares.

(b)           The Company shall issue, in the name of each Service Provider to whom Stock Award Shares have been granted, stock certificates representing the total number of Stock Award Shares granted to such person, as soon as reasonably practicable after the grant.  The Company, at the direction of the Administrator, shall hold such certificates, properly endorsed for transfer, for the Stock Awardee’s benefit until such time as the Stock Award Shares are forfeited to the Company, or the restrictions lapse.

(c)           Unless otherwise provided by the Administrator, holders of Stock Award Shares shall have the right to vote such Shares and have the right to receive any cash dividends with respect to such Shares.[1]  All distributions, if any, received by a Stock Awardee with respect to Stock Award Shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction shall be subject to the restrictions of this Section 11.

(d)           Any Stock Award Shares granted to a Service Provider pursuant to the Plan shall be forfeited if the Stock Awardee voluntarily terminates employment with the Company or its subsidiaries or resigns or voluntarily terminates his consultancy or advisory arrangement or directorship with the Company or its subsidiaries, or if the Stock Awardee’s employment or the consultant’s or advisor’s consultancy or advisory arrangement or directorship is terminated for Cause, in each case prior to the expiration or termination of the applicable Restricted Period and the satisfaction of any other conditions applicable to such Stock Award Shares.  Upon such forfeiture, the Stock Award Shares that are forfeited shall be retained in the treasury of the Company and be available for subsequent awards under the Plan.  If the Stock Awardee’s employment, consultancy or advisory arrangement or directorship terminates for any other reason prior to the expiration or termination of the applicable Restricted Period and the satisfaction of any other conditions applicable to such Stock Award Shares, the Stock Award Shares held by such person shall be forfeited, unless the Administrator, in its sole discretion, shall determine otherwise.

(e)           Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Stock Award Shares shall lapse and, at the Stock Awardee’s request, a stock certificate for the number of Stock Award Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Stock Awardee or his beneficiary or estate, as the case may be.

(f)            Prior to the delivery of any shares of Class B Common Stock in connection with a Stock Award under this Section 11, the Company shall be entitled to require as a condition of delivery that the Stock Awardee shall pay or make adequate provision acceptable to the Company for the satisfaction of federal, state and international income tax and other withholding obligations of the Company, including, if permitted by the Administrator, by having the Company withhold from the number of shares of Class B Common Stock otherwise deliverable in connection with a Stock Award, a number of shares of Class B Common Stock having a Fair Market Value up to the maximum statutory amount to be withheld unless a lesser amount of withholding is required to avoid adverse accounting treatment.

12.          Restricted Stock Units.  The Committee may, in its sole discretion, grant Restricted Stock Units to a Service Provider subject to such terms and conditions as the Committee sets forth in a Stock Award Agreement evidencing such grant.  “Restricted Stock Units” are Awards denominated in units evidencing the right to receive Shares of Class B Common Stock, which may vest over such period of time and/or upon satisfaction of such performance criteria or objectives as is determined by the Committee at the time of grant and set forth in the applicable Stock Award Agreement, without payment of any amounts by the Stock Awardee thereof (except to the extent required by law).  Prior to delivery of shares of Class B Common Stock with respect to an award of Restricted Stock Units, the Stock Awardee shall have no rights as a stockholder of the Company.

Upon satisfaction and/or achievement of the applicable vesting requirements relating to an award of Restricted Stock Units, the Stock Awardee shall be entitled to receive a number of shares of Class B Common Stock that are equal to the number of Restricted Stock Units that became vested.  To the extent, if any, set forth in the applicable Stock Award Agreement, cash dividend equivalents may be paid during, or may be accumulated and paid at the end of, the applicable vesting period, as determined by the Committee.

Unless otherwise provided by the Stock Award Agreement, any Restricted Stock Units granted to a Service Provider pursuant to the Plan shall be forfeited if the Stock Awardee’s employment or service with the Company or its Subsidiaries terminates for any reason prior to the expiration or termination of the applicable vesting period and/or the achievement of such other vesting conditions applicable to the award.

Prior to the delivery of any shares of Class B Common Stock in connection with an award of Restricted Stock Units, the Company shall be entitled to require as a condition of delivery that the Stock Awardee shall pay or make adequate provision acceptable to the Company for the satisfaction of federal, state and international income tax and other withholding obligations of the Company, including, if permitted by the Administrator, by having the Company withhold from the number of shares of Class B Common Stock otherwise deliverable in connection with an award of Restricted Stock Units, a number of shares of Class B Common Stock having a Fair Market Value up to the maximum statutory amount to be withheld unless a lesser amount of withholding is required to avoid adverse accounting treatment.

13.         Unrestricted Shares. The Administrator may grant Unrestricted Shares in accordance with the following provisions:

(a)  The Administrator may cause the Company to grant Unrestricted Shares to Service Providers at such time or times, in such amounts and for such reasons as the Administrator, in its sole discretion, shall determine; provided, however, that no such grant of Unrestricted Shares shall provide for delivery of such Unrestricted Shares to any extent earlier than one year after the date of grant thereof, except as a result of a Change in Control Event or such Participant’s termination of employment or service due to death, Disability or involuntary termination without Cause (including a resignation for good reason). No payment shall be required for Unrestricted Shares.

(b)  The Company shall issue, in the name of each Service Provider to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to such individual, and shall deliver such certificates to such Service Provider as soon as reasonably practicable after the date of grant or on such later date as the Administrator shall determine at the time of grant.

(c)  Prior to the delivery of any Unrestricted Shares, the Company shall be entitled to require as a condition of delivery that the Stock Awardee shall pay or make adequate provision acceptable to the Company for the satisfaction of federal, state and international income tax and other withholding obligations of the Company, including, if permitted by the Administrator, by having the Company withhold from the number of Unrestricted Shares otherwise deliverable, a number of shares of Class B Common Stock having a Fair Market Value up to the maximum statutory amount to be withheld unless a lesser amount of withholding is required to avoid adverse accounting treatment.

14.          Stock Appreciation Rights.  A Stock Appreciation Right may be granted by the Committee either alone, in addition to, or in tandem with other Awards granted under the Plan.  Each Stock Appreciation Right granted under the Plan shall be subject to the following terms and conditions:

(a)           Each Stock Appreciation Right shall relate to such number of Shares as shall be determined by the Committee.

(b)           The Award Date (i.e., the date of grant) of a Stock Appreciation Right shall be the date specified by the Committee, provided that that date shall not be before the date on which the Stock Appreciation Right is actually granted.  The Award Date of a Stock Appreciation Right shall not be prior to the date on which the recipient commences providing services as a Service Provider.  The term of each Stock Appreciation Right shall be determined by the Committee, but shall not exceed ten years from the date of grant.  Each Stock Appreciation Right shall become exercisable at such time or times and in such amount or amounts during its term as shall be determined by the Committee.  Unless otherwise specified by the Committee, once a Stock Appreciation Right becomes exercisable, whether in full or in part, it shall remain so exercisable until its expiration, forfeiture, termination or cancellation.

(c)           A Stock Appreciation Right may be exercised, in whole or in part, by giving written notice to the Committee.  As soon as practicable after receipt of the written notice, the Company shall deliver to the person exercising the Stock Appreciation Right stock certificates for the Shares to which that person is entitled under Section 14(d) hereof.

(d)           A Stock Appreciation Right shall be exercisable for Shares only.  The number of Shares issuable upon the exercise of the Stock Appreciation Right shall be determined by dividing:

(i)            the number of Shares for which the Stock Appreciation Right is exercised multiplied by the amount of the appreciation per Share (for this purpose, the “appreciation per Share” shall be the amount by which the Fair Market Value of a Share on the exercise date exceeds (x) in the case of a Stock Appreciation Right granted in tandem with an Option, the exercise price or (y) in the case of a Stock Appreciation Right granted alone without reference to an Option, the Fair Market Value of a Share on the Award Date of the Stock Appreciation Right); by

(ii)           the Fair Market Value of a Share on the exercise date.

15.          Non-Transferability.  Unless determined otherwise by the Administrator, an Option or Stock Appreciation Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.  If the Administrator makes an Option or Stock Appreciation Right transferable, such Option or Stock Appreciation Right shall contain such additional terms and conditions as the Administrator deems appropriate.  Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Grant Agreement regarding a given Option that the Optionee may transfer, without consideration for the transfer, his or her Nonstatutory Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.  During the period when Shares of Restricted Stock and Stock Award Shares are restricted (by virtue of vesting schedules or otherwise), such Shares may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.

16.          Adjustments Upon Changes in Capitalization; Change in Control Events.

(a)           Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number of Shares of Class B Common Stock covered by each outstanding Option, Stock Appreciation Right and Stock Award, the number of Shares of Restricted Stock outstanding and the number of Shares of Class B Common Stock which have been authorized for issuance under the Plan but as to which no Options, Stock Appreciation Rights or Stock Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, Stock Appreciation Right or Stock Award, as well as the price per share of Class B Common Stock covered by each such outstanding Option or Stock Appreciation Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Class B Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Class B Common Stock, or any other increase or decrease in the number of issued shares of Class B Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Class B Common Stock subject to an Award hereunder.  Except as expressly provided herein, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into sub-shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Class B Common Stock then subject to outstanding Options and Stock Appreciation Rights.

(b)    Change in Control Events.  Immediately prior to the consummation of a Change in Control Event, all Options and Stock Appreciation Rights (whether or not performance-based) shall become fully exercisable, and all vesting periods and conditions under Stock Awards (whether or not performance-based) shall be deemed to have been satisfied and, to the extent the Shares underlying any such Stock Awards shall not then be issued, such Shares shall be immediately issued and delivered.  In addition, the Administrator may, in its discretion, notify all Optionees and holders of Stock Appreciation Rights that: (1) they are required to exercise all outstanding Options and Stock Appreciation Rights prior to the consummation of the Change in Control Event, and (2) to the extent any Option or Stock Appreciation Right is not so exercised, it will terminate upon the consummation of the Change in Control Event.

17.          Substitute Options.  In the event that the Company, directly or indirectly, acquires another entity, the Board may authorize the issuance of stock options (“Substitute Options”) to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Board shall determine, taking into account the conditions of Code Section 424(a), as from time to time amended or superseded, in the case of a Substitute Option that is intended to be an Incentive Stock Option.  Shares of capital stock underlying Substitute Stock Options shall not constitute Shares issued pursuant to the Plan for any purpose.

18.          Date of Grant.  The date of grant of an Option, Stock Appreciation Right, Stock Award or Unrestricted Share shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, Stock Appreciation Right, Stock Award or Unrestricted Share, or such other later date as is determined by the Administrator.  Notice of the determination shall be provided to each grantee within a reasonable time after the date of such grant.

19.          Amendment and Termination of the Plan.

(a)           Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan; provided, however, that no such amendment may, without shareholder approval, (i) permit or provide for the reduction of the exercise price of any Option or Stock Appreciation Right, or (ii) permit Awards to be granted or modified in a manner that permits vesting or exercise thereof, or permits the delivery of Unrestricted Shares, to any extent earlier than one year after the date of grant thereof, except as a result of a Change in Control Event or a Participant’s termination of employment or service due to death, Disability or involuntary termination without Cause (including a resignation for good reason).

(b)           Shareholder Approval.  The Company shall obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

(c)           Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any grantee, unless mutually agreed otherwise between the grantee and the Administrator, which agreement must be in writing and signed by the grantee and the Company.  Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.          Conditions Upon Issuance of Shares.

(a)           Legal Compliance.  Shares shall not be issued in connection with the grant of any Stock Award or Unrestricted Share or the exercise of any Option or Stock Appreciation Right unless such grant or the exercise of such Option or Stock Appreciation Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)           Investment Representations.  As a condition to the grant of any Stock Award or Unrestricted Share or the exercise of any Option or Stock Appreciation Right, the Company may require the person receiving such Award or exercising such Option or Stock Appreciation Right to represent and warrant at the time of any such exercise or grant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c)           Additional Conditions.  The Administrator shall have the authority to condition the grant of any Award in such other manner that the Administrator determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan, including, without limitation, the execution by an Employee of an agreement not to compete in connection with the grant of any Award to such Employee.

(d)           Trading Policy Restrictions.  Option and or Stock Appreciation Right exercises and other Awards under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company or the Administrator.

21.          Forfeiture Events/Representations.  The Committee may specify in a Grant Agreement or Stock Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or its affiliates. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. Notwithstanding the foregoing, the confidentiality restrictions set forth in any Grant Agreement or Stock Award Agreement shall not, and shall not be interpreted to, impair a Participant from exercising any legally protected whistleblower rights (including under Rule 21F-1 et seq of the Exchange Act). In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing condition.

22.          Foreign Jurisdictions.  The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

23.          Section 409A Compliance.  To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code or an exemption thereto, and the Plan and all Grant Agreements and Stock Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. Notwithstanding anything in the Plan or a Grant Agreement or Stock Award Agreement to the contrary, in the event that any provision of the Plan or a Grant Agreement or Stock Award Agreement is determined by the Committee, in its sole discretion, to not comply with the requirements of Section 409A of the Code or an exemption thereto, the Committee shall, in its sole discretion, have the authority to take such actions and to make such interpretations or changes to the Plan, Grant Agreement or Stock Award Agreement as the Committee deems necessary, regardless of whether such actions, interpretations, or changes shall adversely affect a Participant, subject to the limitations, if any, of applicable law. If an Award is subject to Section 409A of the Code, any payment made to a Participant who is a “specified employee” of the Company or any Subsidiary shall not be made before the date that is six months after the Participant’s “separation from service” to the extent required to avoid the adverse consequences of Section 409A of the Code. For purposes of this Section 23, the terms “separation from service” and “specified employee” shall have the meanings set forth in Section 409A of the Code. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on any Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

24.          Stock Certificates; Book Entry Form. Notwithstanding any provision of the Plan to the contrary, unless otherwise determined by the Committee or required by any Applicable Law, any obligation set forth in the Plan pertaining to the delivery or issuance of stock certificates evidencing Shares may be satisfied by having issuance and/or ownership of such Shares recorded on the books and records of the Company (or, as applicable, its transfer agent or stock plan administrator).

25.          Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

26.          Shareholder Approval.  The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted.  Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.  Notwithstanding any provision in the Plan to the contrary, any exercise of an Option or Stock Appreciation Right granted before the Company has obtained shareholder approval of the Plan in accordance with this Section 26 shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with this Section 26.

27.          Withholding; Notice of Sale.  The Company shall be entitled to withhold from any amounts payable to an Employee or other Service Provider any amounts which the Company determines, in its discretion, are required to be withheld under any Applicable Law as a result of any action taken by a holder of an Award.

28.          Governing Law.  This Plan shall be governed by the laws of the State of New Jersey, without regard to conflict of law principles.

BEL FUSE INC.
2026 EQUITY COMPENSATION PLAN

Israeli Appendix

1.	GENERAL

1.1          This appendix (the “Appendix”) shall apply only to participants who are residents of the State of Israel or those who are deemed residents of the State of Israel for the purposes of tax payment (the “Israeli Participants”).  The provisions specified hereunder shall form an integral part of the Bel Fuse, Inc. 2026 Equity Compensation Plan (the “Plan”) of Bel Fuse, Inc. (the “Company”).

1.2            This Appendix is effective with respect to Israeli Participants’ Awards to be granted according to the resolution of the Administrator as such term is defined in the Plan and shall comply with the Israeli Tax Ordinance (New Version), 1961 (the “Ordinance”).

1.3           This Appendix is a continuation of the Plan, and only refers to Awards granted to Israeli Participants, to comply with the requirements set by the Israeli law in general, and with the provisions of Section 102 of the Ordinance, and any regulations, rules, orders, or procedures promulgated thereunder, as may be amended or replaced from time to time.  For the avoidance of doubt, this Appendix does not add to or modify the Plan in respect of any other category of participants.

1.4          The Plan and this Appendix are complementary to each other and shall be deemed one.  In any case, of contradiction, whether explicit or implied, between the provisions of this Appendix and the Plan, the provisions set out in this Appendix shall prevail to the extent necessary to comply with the requirements set by the Israeli law in general, and, with the provisions of the Ordinance, as may be amended or replaced from time to time.

1.5            Any capitalized terms not specifically defined in this Appendix shall be construed according to the interpretation given to them in the Plan.

2.             DEFINITIONS

2.1          “Affiliate” means any “Employing Corporation”.

2.2          “Approved 102 Award” means an Award granted pursuant to Section 102(b) of the Ordinance and held in trust, or controlled, or supervised, by a Trustee for the benefit of the Israeli Participant.

2.3          “Award” means any award or benefit granted to an Israeli Participant under the Plan, including, without limitation, the grant of Stock Options, Stock Appreciation Rights, Restricted Stock and/or Restricted Stock Units.

2.4          “Award Agreement” means the agreement between the Company and an Israeli Participant that sets out the terms and conditions of the award.

2.5          “Capital Gain Award” or “CGA” means an Approved 102 Award elected and designated by the Committee to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance.

2.6          “Companies Law” means the Israeli Companies Law -1999.

2.7          “Controlling Shareholder” means a controlling shareholder (“Ba’al Shlita”) as such term defined in Section 32(9) of the Ordinance.

2.8          “Employee” means an individual who is employed by an Israeli resident Affiliate, including an individual serving as an Office Holder but excludes any Controlling Shareholder.

2.9          “Employing Corporation” means any subsidiary or affiliate of the Company, within the meaning of Section 102(a) of the Ordinance.

2.10        “ITA” means the Israeli Tax Authorities.

2.11        “Non-Employee” means a consultant, adviser, service provider, Controlling Shareholder or any other person who is not an Employee.

2.12        “Office Holder” (“Nose Misra”) has the meaning of such term as it is defined in the Companies Law, 1999, including, inter alios, any other person who is part of the upper management of the Company or an Affiliate and who performs managerial services to the Company or an Affiliate.

2.13        “Ordinary Income Award” or “OIA” means an Approved 102 Award elected and designated by the Committee to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

2.14        “102 Award” means an Award that may only be settled in Shares that is granted pursuant to Section 102 which shall only be granted to Employees of the Company or an Affiliate who are not Controlling Shareholders and shall be subject to and construed consistently with the requirements of Section 102 of the Ordinance.  The Company shall have no liability to a Participant or to any other party, if an Award (or any part thereof), which is intended to be a 102 Award, is not a 102 Award.  Approved 102 Awards may be classified as either Capital Gain Awards or Ordinary Income Awards.

2.15        “3(i) Award” means an Award that does not contain such terms as will qualify under Section 102 of the tax Ordinance.

2.16        “Section 102” means section 102 of the Ordinance and any regulations, rules, orders, or procedures promulgated thereunder as now in effect or as hereafter amended.

2.17        “Trustee” means any individual appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.

2.18        “Unapproved 102 Award” means an Award granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

3.             ISSUANCE OF AWARDS; SECTION 102 ELECTION

3.1          The Committee may designate Awards granted to Israeli Participants pursuant to Section 102 as Approved 102 Awards or Unapproved 102 Awards.

3.2          Employees may receive only Approved 102 Awards or Unapproved 102 Awards under this Appendix.  Participants, who are not Employees, may be granted only 3(i) Awards under this Appendix.

3.3          Approved 102 Awards may be classified as either Capital Gain Awards or Ordinary Income Awards.

3.4          The Option Agreement shall indicate whether the grant is an Approved 102 Award, an Unapproved 102 Award or a 3(i) Award; and, if the grant is an Approved 102 Award, whether it is a Capital Gains Award or an Ordinary Income Award.

3.5          The grant of Approved 102 Awards shall be made under this Appendix adopted by the Committee and shall be conditioned upon the approval of this Appendix by the ITA.

3.6          The Committee’s election of the type of Approved 102 Awards as CGA or OIA granted to the Israeli Participants (the “Election”), shall be appropriately filed with the ITA at least 30 days before the date of grant of an Approved 102 Award under the Election.  Such Election shall become effective beginning with the first date of grant of an Approved 102 Award under the Election and shall remain in effect until the end of the year following the year during which the Company first granted Approved 102 Awards under such Election.  In case the Company chooses to change its election after the end of the following year as mentioned above, the new election will remain in effect until the end of the year following the year during which the Company first granted Approved 102 Awards under the new election.  For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Awards simultaneously.

3.7          Each Approved 102 Award and all Shares issued pursuant to the grant or the vesting/exercise of an Award, shall be issued to and registered in the name of a Trustee, as described in Section 4 below, or supervised by the Trustee according to the terms of a special tax ruling from The ITA which approve the supervising trust mechanism (the “Supervising Trustee Ruling”), for the benefit of the Israeli Participants, in accordance with the provisions of Section 102.

3.8          For the avoidance of any doubt, the designation of Approved 102 Awards and Unapproved 102 Awards shall be subject to the terms and conditions set forth in Section 102 of the Ordinance, and the regulations promulgated thereunder.

4.             TRUSTEE

4.1          Approved 102 Awards, which shall be granted under the Plan, and/or any Awards allocated or issued upon vesting/exercise of such Approved 102 Awards shall be allocated and issued to the Trustee and registered in the Trustee’s name, or supervised by the Trustee, in case of obtaining a Supervising Trustee Ruling, and held for the benefit of the Israeli Participants for such period of time as required by Section 102 (the “Restricted Period”).  All Shares issued pursuant to the vesting/exercise of an Award shall be deposited with and held by the Trustee or controlled or supervised by the Trustee until such time that such Awards are released from the previously mentioned trust or the supervision of the Trustee as herein provided.  In case the requirements for Approved 102 Awards are not met, then the Approved 102 Awards may be treated as Unapproved 102 Awards, all in accordance with the provisions of Section 102.

4.2          Notwithstanding anything to the contrary, the Trustee shall not release any Awards allocated or issued upon vesting/exercise of Approved 102 Awards prior to the full payment of the Participants’ tax liabilities arising from the Awards.

4.3          With respect to any Approved 102 Award, subject to the provisions of Section 102, a Participant shall not be entitled to sell or release from trust or from the supervision of the Trustee any Shares received upon the vesting/exercise of an Approved 102 Award received subsequently following any realization of rights, until the lapse of the Restricted Period required under Section 102.  Notwithstanding the above, if any such sale or release occurs during the Restricted Period it will result in adverse tax consequences to the Participant under Section 102 of the Ordinance, which shall apply to and shall be borne solely by such Participant.

4.4          Upon receipt of any Approved 102 Award, the Participant will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan and this Appendix, or any Approved 102 Awards granted to the Participant thereunder.

5.             FAIR MARKET VALUE FOR TAX PURPOSES

Without derogating from the above, solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, the Fair Market Value of an Award at the date of grant shall be determined in accordance with the average value of the Company’s Shares on the thirty (30) trading days preceding the date of grant.

6.	INTEGRATION OF SECTION 102 AND TAX COMMISSIONER’S PERMIT

6.1          Regarding Approved 102 Awards, the provisions of the Plan and/or any Award Agreement entered into in conjunction with the grant of any Award (the “Award Agreement”) shall be subject to the provisions of Section 102 and the ITA’s permit, and the said provisions and permit shall be deemed an integral part of the Appendix and of the Award Agreement.

6.2          Any provision of Section 102 and/or the said permit which is necessary to receive and/or to keep any tax benefit pursuant to Section 102 that is not expressly specified in the Appendix, or the Award Agreement shall be considered binding upon the Company and the Israeli Participants.

7.             DIVIDEND

Subject to the Company’s Articles of Association, with respect to all Shares (but excluding, for avoidance of any doubt, any unexercised Options and any unvested Restricted Stock Units) allocated or issued upon the exercise of Options or upon the vesting of Restricted Stock Units and held by the Israeli Participant or by the Trustee as the case may be, the Israeli Participant shall be entitled to receive dividends in accordance with the quantity of such Shares, and subject to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of Section 102 and the rules, regulations or orders promulgated thereunder.  With regards to Approved 102 Awards, the Trustee shall transfer the dividend proceeds to the Participant in accordance with the Plan after deduction of taxes in compliance with applicable withholding requirements, and subject to any other requirements imposed by the ITA.

8.             TAX CONSEQUENCES

8.1            To the extent permitted by applicable laws, any tax consequences arising from the grant or exercise/vesting of any Award, from the payment for Awards covered thereby or from any other event or act (of the Company, and/or its Affiliates, and/or the Trustee or the Israeli Participant), hereunder, shall be borne solely by the Israeli Participant with the exception of any taxes usually borne by the employer, including but not limited to employer social security contributions.  The Company and/or its Affiliates and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source.  Furthermore, the Israeli Participant agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against any liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant.

8.2             The Company and/or the Trustee shall not be required to release any Shares to a Participant until all Tax consequences (if any) arising from the exercise or sale of such Awards are resolved in a manner reasonably acceptable to the Company, or where the Participant provides, at the Company’s request, a written certificate from the ITA approving the release of the Shares underlying such Awards.

8.3             With respect to Unapproved 102 Awards, if the Israeli Participant ceases to be employed by the Company or any Affiliate, the Israeli Participant shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

9.             GOVERNING LAW & JURISDICTION

               Notwithstanding the governing law provisions of the Plan and the Award Agreement, solely for the purpose of determining the Israeli tax treatment of Awards granted pursuant to this Appendix, this Appendix shall be governed by, and interpreted in accordance with, the laws of the state of Israel.  The competent courts of Tel Aviv-Yafo shall have sole jurisdiction to adjudicate any dispute that may arise in connection with the application, interpretation or enforcement of this Appendix and of Section 102 including (without limitation) matters involving the Trustee.

Important Notice Regarding the Internet Availability of Proxy
Materials for the Annual Meeting of Shareholders to be held May 26, 2026

The 2026 Proxy Statement and the 2025 Annual Report to
Shareholders are available at:
https://www.cstproxy.com/belfuse/2026

PROXY

BEL FUSE INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS,
May 26, 2026

The undersigned hereby appoints Farouq Tuweiq and Lynn Hutkin, and each of them, attorneys and proxies, with power of substitution in each of them, to represent and vote for and on behalf of the undersigned at the annual meeting of the shareholders of the Company to be held on May 26, 2026 at 11:00 am Eastern Time, and at any adjournment(s) or postponement(s) thereof, all shares of Class A Common Stock which the undersigned is entitled to vote, for all matters as provided on the reverse side, and at their discretion, upon other matters that may properly come before the meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said attorneys and proxies are instructed to vote as indicated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF THIS CARD IS RETURNED SIGNED BUT WITHOUT DIRECTION MARKED FOR ONE OR MORE ITEMS, REGARDING THE UNMARKED ITEMS, YOU ARE GRANTING THE PROXIES DISCRETION TO VOTE “FOR” THE ELECTION OF ALL THE BOARD’S NOMINEES, “FOR” PROPOSALS 2, 3 AND 4 AND “AGAINST” PROPOSAL 5.

(Continued and to be marked, dated and signed, on the other side)

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet - QUICK *** EASY

IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.  Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 25, 2026.

INTERNET VOTING - www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting -

If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting.  To attend visit:

https://www.cstproxy.com/belfuse/2026

MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the QR code below. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.	MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PROXY

Please mark
your votes
like this ☒

UNLESS OTHERWISE SPECIFIED IN THE SQUARES OR SPACE PROVIDED IN THIS PROXY, THIS PROXY WILL BE VOTED “FOR ALL” THE BOARD’S NOMINEES, “FOR” PROPOSALS 2, 3 AND 4, AND “AGAINST” PROPOSAL 5.

1.  Election of the Board’s nominees for Director for the terms described in the Proxy Statement.

(The Board of Directors recommends a vote “FOR ALL” nominees.)

NOMINEES:

(1)  Rita V. Smith

(2)  Jacqueline Brito

INSTRUCTION: To withhold authority to vote for any individual nominee(s) listed above, mark "For All Except" and write the nominee's name(s) in the space provided below.

_____________________________________________

	FOR ALL ☐	WITHHOLD AUTHORITY FOR ALL ☐	FOR ALL EXCEPT ☐	4. With respect to the approval of the 2026 Equity Compensation Plan (The Board of Directors recommends a vote “FOR”.)	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. With respect to the ratification of the designation of Deloitte & Touche LLP as Bel’s independent registered public accounting firm for 2026 (The Board of Directors recommends a vote "FOR".)	FOR ☐	AGAINST ☐	ABSTAIN ☐	5. With respect to a shareholder proposal requesting that our board of directors take all necessary steps to provide the holders of Class A Common Stock with the right to convert their shares into Class B Common Stock at their option at any time, if properly presented at the Annual Meeting (The Board of Directors recommends a vote “AGAINST”)	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. With respect to the approval, on an advisory basis, of the executive compensation of Bel's named executive officers as described in the Proxy Statement (The Board of Directors recommends a vote.)	FOR ☐	AGAINST ☐	ABSTAIN ☐	6. Upon all such other matters as may properly come before the meeting and/or any adjournment(s) or postponement(s) thereof, as they in their discretion may determine. The Board of Directors is not aware of any such other matters.

CONTROL NUMBER

Signature _______________________________ Signature, if held jointly ___________________________					Date __________, 2026

Please sign this proxy and return it promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you attend. Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, custodian, or other fiduciary, please provide full title. For an account in the name of two or more persons, each should sign, or if one signs, he should attach evidence of his authority.